UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Fixed-Income Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Item 1. Reports to Stockholders

Fidelity®

Intermediate Bond

Fund

Annual Report

August 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	2.03%	3.18%	4.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on August 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate U.S. Government/Credit Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Intermediate Bond Fund

Several years of healthy economic growth and a hearty appetite for risk abruptly reversed during the 12-month period ending August 31, 2008, as a meltdown in the subprime mortgage market led to an unnerving credit crisis. Bond investors fled from lower-quality debt instruments and flocked to those with an explicit or implicit guarantee from the U.S. government. The investment-grade bond market as a whole, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86%. Treasuries did the best, benefiting from their reputation as one of the world's safest investments. The Lehman Brothers U.S. Treasury Index gained 8.65% during the period - one of the highest returns of any domestic or international asset class over the past 12 months. At the opposite end of the spectrum, the asset-backed sector - home to weak-performing subprime debt - fell 3.48% according to the Lehman Brothers U.S. Fixed-Rate Asset-Backed Securities Index.

During the past year, the fund gained 2.03% and the Lehman Brothers U.S. Government/Credit Index rose 6.05%. As I review performance, I'll address the aggregate of my direct investments and those I made in Fidelity fixed-income central funds. Underweighting index-topping U.S. Treasuries and government agency securities and overweighting poor-performing securitized bonds accounted for the bulk of the fund's underperformance. Specifically, holdings in asset-backed securities (ABS) backed by subprime mortgages and commercial mortgage-backed securities (CMBS) - sectors not included in the index - caused most of the damage. A sizable portion of our exposure to these segments was through Fidelity Ultra-Short Central Fund. Having a modest stake in ABS backed by credit card, auto and student loan debt also detracted. By period end, I significantly reduced the fund's exposure to Ultra-Short Central and to securitized bonds I had owned directly. Overweighting corporate bonds hurt because they lagged the index, although we enjoyed good security selection there. In contrast, an out-of-index exposure to Treasury Inflation-Protected Securities (TIPS) worked in our favor. Another plus was yield-curve positioning, with my decisions to overweight better-performing intermediate bonds and underweight lagging long-term bonds benefiting performance. To manage the fund's yield-curve positioning, I used interest rate swaps - contracts that usually involve the exchange of fixed-rate interest payments for floating-rate payments. Elsewhere, out-of-benchmark picks in the prime mortgage sector worked to our advantage.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 to August 31, 2008
Actual	$ 1,000.00	$ 983.70	$ 2.24
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.87	$ 2.29

* Expenses are equal to the Fund's annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2008	As of February 29, 2008
U.S. Government and U.S. Government Agency Obligations 38.3%	U.S. Government and U.S. Government Agency Obligations 42.6%
AAA 13.4%	AAA 13.0%
AA 8.2%	AA 6.3%
A 11.3%	A 10.1%
BBB 21.3%	BBB 18.7%
BB and Below 4.3%	BB and Below 3.9%
Not Rated 0.3%	Not Rated 0.5%
Short-Term Investments and Net Other Assets 2.9%	Short-Term Investments and Net Other Assets 4.9%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2008
6 months ago
Years	4.1	3.9

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2008
6 months ago
Years	3.9	3.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2008 *		As of February 29, 2008 **
	Corporate Bonds 41.0%		Corporate Bonds 33.7%
	U.S. Government and U.S. Government Agency Obligations 38.3%		U.S. Government and U.S. Government Agency Obligations 42.6%
	Asset-Backed Securities 4.9%		Asset-Backed Securities 5.9%
	CMOs and Other Mortgage Related Securities 12.2%		CMOs and Other Mortgage Related Securities 12.2%
	Other Investments 0.7%		Other Investments 0.7%
	Short-Term Investments and Net Other Assets 2.9%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	10.2%	** Foreign investments	10.1%
* Futures and Swaps	18.7%	** Futures and Swaps	17.8%

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investments in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.3%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 0.5%
Household Durables - 0.1%
Newell Rubbermaid, Inc. 6.25% 4/15/18	$ 2,455	$ 2,221
Media - 0.4%
Time Warner Cable, Inc.:
5.85% 5/1/17	6,815	6,505
6.75% 7/1/18	9,000	9,086
Univision Communications, Inc. 3.875% 10/15/08	8,635	8,516
Viacom, Inc. 6.125% 10/5/17	4,875	4,587
		28,694
TOTAL CONSUMER DISCRETIONARY		30,915
CONSUMER STAPLES - 0.8%
Beverages - 0.1%
Diageo Capital PLC 5.75% 10/23/17	9,197	9,115
Food & Staples Retailing - 0.1%
CVS Caremark Corp. 6.302% 6/1/37 (i)	13,010	11,042
Food Products - 0.3%
General Mills, Inc. 5.2% 3/17/15	5,317	5,223
Kraft Foods, Inc.:
6% 2/11/13	7,335	7,500
6.125% 2/1/18	5,621	5,520
		18,243
Tobacco - 0.3%
Philip Morris International, Inc.:
4.875% 5/16/13	5,847	5,792
5.65% 5/16/18	5,539	5,449
Reynolds American, Inc. 7.25% 6/15/37	8,210	8,092
		19,333
TOTAL CONSUMER STAPLES		57,733
ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Weatherford International Ltd. 5.15% 3/15/13	8,565	8,466
Oil, Gas & Consumable Fuels - 0.7%
Anadarko Petroleum Corp. 6.45% 9/15/36	2,885	2,652
Gazstream SA 5.625% 7/22/13 (c)	8,549	8,378
Nexen, Inc. 6.4% 5/15/37	5,370	4,817
NGPL PipeCo LLC 6.514% 12/15/12 (c)	4,590	4,656
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petro-Canada:
6.05% 5/15/18	$ 2,975	$ 2,881
6.8% 5/15/38	355	338
Suncor Energy, Inc. 6.1% 6/1/18	6,325	6,281
TEPPCO Partners LP 6.65% 4/15/18	3,744	3,767
Texas Eastern Transmission LP 6% 9/15/17 (c)	6,073	5,924
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	2,725	2,725
Valero Energy Corp. 6.625% 6/15/37	3,965	3,499
		45,918
TOTAL ENERGY		54,384
FINANCIALS - 3.8%
Capital Markets - 0.5%
BlackRock, Inc. 6.25% 9/15/17	9,180	9,016
Goldman Sachs Group, Inc. 6.75% 10/1/37	6,905	6,075
Lehman Brothers Holdings, Inc. 6.875% 5/2/18	5,190	4,832
Merrill Lynch & Co., Inc.:
6.15% 4/25/13	2,461	2,332
6.875% 4/25/18	434	400
Northern Trust Corp. 5.5% 8/15/13	1,380	1,404
UBS AG Stamford Branch 5.75% 4/25/18	9,500	9,095
		33,154
Commercial Banks - 0.6%
American Express Bank FSB 5.5% 4/16/13	12,012	11,376
Credit Suisse First Boston 6% 2/15/18	9,130	8,760
HBOS PLC 6.75% 5/21/18 (c)	6,655	6,010
Standard Chartered Bank 6.4% 9/26/17 (c)	8,460	8,007
Wells Fargo & Co. 5.625% 12/11/17	11,268	10,831
		44,984
Consumer Finance - 1.2%
American General Finance Corp. 6.9% 12/15/17	5,500	4,406
General Electric Capital Corp.:
4.8% 5/1/13	43,000	42,519
5.625% 9/15/17	6,040	5,903
6.375% 11/15/67 (i)	9,000	8,243
SLM Corp.:
2.94% 7/27/09 (i)	2,783	2,637
2.96% 7/26/10 (i)	10,585	9,541
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
SLM Corp.: - continued
4% 1/15/09	$ 2,520	$ 2,501
4.5% 7/26/10	5,455	4,963
		80,713
Diversified Financial Services - 0.3%
GlaxoSmithKline Capital, Inc. 5.65% 5/15/18	4,607	4,620
International Lease Finance Corp. 5.65% 6/1/14	1,710	1,433
TECO Finance, Inc. 7% 5/1/12	7,703	7,783
ZFS Finance USA Trust V 6.5% 5/9/67 (c)(i)	4,410	3,799
		17,635
Insurance - 0.4%
American International Group, Inc. 5.85% 1/16/18	9,545	8,037
Pacific Life Global Funding 5.15% 4/15/13 (c)	5,305	5,308
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (c)	11,200	10,215
The Chubb Corp. 5.75% 5/15/18	2,760	2,648
		26,208
Real Estate Investment Trusts - 0.4%
Duke Realty LP:
5.4% 8/15/14	3,225	2,955
5.875% 8/15/12	615	605
5.95% 2/15/17	590	544
6.25% 5/15/13	10,650	10,502
6.5% 1/15/18	4,625	4,315
Liberty Property LP 6.625% 10/1/17	4,025	3,757
UDR, Inc. 5.5% 4/1/14	7,495	7,066
		29,744
Real Estate Management & Development - 0.1%
ERP Operating LP:
5.375% 8/1/16	1,729	1,540
5.5% 10/1/12	2,500	2,399
5.75% 6/15/17	4,950	4,462
		8,401
Thrifts & Mortgage Finance - 0.3%
Bank of America Corp.:
4.9% 5/1/13	10,300	9,969
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Bank of America Corp.: - continued
5.65% 5/1/18	$ 10,200	$ 9,410
Credit Suisse First Boston (New York Branch) 5% 5/15/13	4,884	4,757
		24,136
TOTAL FINANCIALS		264,975
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
AstraZeneca PLC:
5.9% 9/15/17	4,800	4,986
6.45% 9/15/37	3,700	3,794
		8,780
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.2%
Bombardier, Inc. 6.3% 5/1/14 (c)	12,815	12,302
Airlines - 0.4%
American Airlines, Inc. pass-thru trust certificates 7.324% 4/15/11	2,000	1,820
Delta Air Lines, Inc. pass-thru trust certificates 7.57% 11/18/10	13,050	12,300
United Air Lines, Inc. pass-thru trust certificates:
7.032% 4/1/12	2,821	2,778
7.186% 10/1/12	7,000	6,904
		23,802
Industrial Conglomerates - 0.2%
General Electric Co. 5.25% 12/6/17	16,925	16,357
Road & Rail - 0.0%
CSX Corp. 6.25% 4/1/15	1,950	1,911
TOTAL INDUSTRIALS		54,372
MATERIALS - 0.1%
Metals & Mining - 0.1%
Rio Tinto Finance Ltd. 6.5% 7/15/18	5,452	5,485
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Telecom Italia Capital SA 6.999% 6/4/18	$ 7,504	$ 7,340
Verizon Communications, Inc. 6.1% 4/15/18	5,000	4,987
		12,327
Wireless Telecommunication Services - 0.0%
Sprint Nextel Corp. 6% 12/1/16	1,425	1,300
TOTAL TELECOMMUNICATION SERVICES		13,627
UTILITIES - 1.2%
Electric Utilities - 0.7%
Commonwealth Edison Co.:
5.4% 12/15/11	4,609	4,659
5.8% 3/15/18	8,295	8,080
Duke Energy Carolinas LLC 5.25% 1/15/18	4,230	4,195
EDP Finance BV 6% 2/2/18 (c)	7,009	6,952
Enel Finance International SA 6.25% 9/15/17 (c)	3,626	3,677
Nevada Power Co. 6.5% 5/15/18	20,260	20,260
		47,823
Independent Power Producers & Energy Traders - 0.4%
PPL Energy Supply LLC:
6.3% 7/15/13	13,000	13,149
6.5% 5/1/18	5,485	5,345
TXU Corp. 5.55% 11/15/14	8,680	6,770
		25,264
Multi-Utilities - 0.1%
CMS Energy Corp. 6.55% 7/17/17	9,075	8,627
TOTAL UTILITIES		81,714
TOTAL NONCONVERTIBLE BONDS (Cost $592,040)		571,985
U.S. Government and Government Agency Obligations - 20.4%

U.S. Government Agency Obligations - 5.8%
Fannie Mae 5% 2/16/12 (b)	67,735	70,441
Freddie Mac:
3.5% 5/29/13 (b)	28,675	27,965
4.75% 3/5/12 (b)(e)	80,000	82,549
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
5% 1/30/14 (e)	$ 23,200	$ 24,016
5.25% 7/18/11 (b)(e)	167,319	175,143
5.75% 1/15/12 (b)	16,545	17,629
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	1,630	1,628
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		399,371
U.S. Treasury Inflation Protected Obligations - 7.8%
U.S. Treasury Inflation-Indexed Notes:
2% 1/15/14 (e)	295,015	305,766
2% 7/15/14	174,071	180,726
2.375% 4/15/11	22,972	23,788
2.625% 7/15/17	26,280	28,478
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		538,758
U.S. Treasury Obligations - 6.8%
U.S. Treasury Notes:
2.875% 6/30/10	62,735	63,397
3.375% 6/30/13 (b)	370,030	375,233
4.125% 8/31/12	24,697	25,845
TOTAL U.S. TREASURY OBLIGATIONS		464,475
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,366,020)		1,402,604
U.S. Government Agency - Mortgage Securities - 11.8%

Fannie Mae - 7.2%
3.711% 10/1/33 (i)	669	674
3.74% 10/1/33 (i)	564	567
3.75% 1/1/34 (i)	564	571
3.778% 6/1/34 (i)	3,347	3,350
3.914% 7/1/35 (i)	2,270	2,273
3.986% 10/1/18 (i)	362	366
4% 7/1/18	10,480	10,049
4.1% 8/1/33 (i)	843	844
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
4.103% 10/1/33 (i)	$ 12,491	$ 12,699
4.171% 1/1/35 (i)	1,358	1,366
4.235% 1/1/34 (i)	1,621	1,639
4.25% 2/1/35 (i)	680	685
4.263% 10/1/33 (i)	250	252
4.283% 3/1/33 (i)	310	313
4.295% 1/1/35 (i)	644	646
4.302% 5/1/33 (i)	160	160
4.307% 3/1/33 (i)	338	341
4.328% 1/1/35 (i)	777	784
4.331% 7/1/35 (i)	2,106	2,109
4.366% 2/1/34 (i)	1,245	1,260
4.39% 2/1/35 (i)	1,250	1,261
4.39% 6/1/35 (i)	2,414	2,430
4.402% 4/1/33 (i)	1,284	1,286
4.402% 12/1/33 (i)	27,048	27,161
4.408% 5/1/35 (i)	3,427	3,449
4.42% 8/1/34 (i)	1,709	1,727
4.426% 5/1/35 (i)	460	463
4.429% 3/1/35 (i)	1,049	1,057
4.435% 6/1/35 (i)	2,638	2,655
4.479% 3/1/35 (i)	2,426	2,438
4.493% 2/1/35 (i)	8,658	8,739
4.499% 3/1/35 (i)	2,228	2,248
4.499% 5/1/35 (i)	1,611	1,623
4.5% 4/1/20	3,300	3,257
4.502% 7/1/35 (i)	250	252
4.553% 11/1/34 (i)	1,929	1,943
4.562% 2/1/35 (i)	7,223	7,300
4.579% 6/1/33 (i)	194	195
4.59% 9/1/34 (i)	1,719	1,736
4.591% 2/1/35 (i)	1,838	1,856
4.595% 1/1/35 (i)	3,516	3,549
4.605% 10/1/35 (i)	210	213
4.654% 11/1/34 (i)	2,234	2,258
4.691% 10/1/34 (i)	2,351	2,370
4.7% 12/1/34 (i)	1,478	1,490
4.702% 7/1/34 (i)	1,872	1,889
4.731% 10/1/35 (i)	1,473	1,485
4.776% 4/1/35 (i)	242	244
4.777% 12/1/34 (i)	628	633
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
4.813% 11/1/34 (i)	$ 1,851	$ 1,869
4.84% 2/1/35 (i)	2,269	2,276
4.86% 10/1/34 (i)	7,677	7,751
4.872% 8/1/34 (i)	442	445
4.912% 2/1/35 (i)	171	172
4.939% 8/1/34 (i)	5,819	5,883
4.972% 7/1/34 (i)	279	282
4.986% 4/1/33 (i)	87	88
5% 12/1/17 to 8/1/18	43,857	44,116
5.059% 9/1/34 (i)	4,868	4,923
5.093% 9/1/34 (i)	632	639
5.096% 7/1/34 (i)	15,217	15,382
5.098% 8/1/33 (i)	699	704
5.107% 1/1/36 (i)	4,414	4,481
5.13% 5/1/35 (i)	2,401	2,433
5.148% 5/1/35 (i)	6,917	7,011
5.185% 3/1/35 (i)	304	308
5.189% 5/1/35 (i)	438	443
5.195% 5/1/35 (i)	7,969	8,082
5.216% 4/1/36 (i)	6,729	6,773
5.242% 11/1/36 (i)	2,502	2,551
5.259% 2/1/33 (i)	554	557
5.281% 3/1/35 (i)	377	380
5.305% 12/1/34 (i)	819	829
5.341% 3/1/35 (i)	3,716	3,732
5.347% 2/1/36 (i)	819	828
5.384% 3/1/35 (i)	162	164
5.462% 2/1/36 (i)	12,015	12,197
5.5% 4/1/14 to 6/1/36	75,396	76,745
5.528% 11/1/36 (i)	4,395	4,471
5.572% 9/1/36 (i)	4,218	4,303
5.574% 1/1/36 (i)	3,648	3,709
5.616% 7/1/37 (i)	1,949	1,984
5.652% 9/1/35 (i)	3,119	3,169
5.787% 2/1/36 (i)	1,899	1,938
5.8% 1/1/36 (i)	2,449	2,497
5.819% 3/1/36 (i)	7,623	7,784
5.82% 7/1/46 (i)	22,009	22,497
5.945% 2/1/35 (i)	153	155
6.028% 4/1/36 (i)	1,523	1,558
6.052% 1/1/35 (i)	513	518
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
6.057% 3/1/33 (i)	$ 251	$ 253
6.214% 2/1/35 (i)	381	383
6.252% 6/1/36 (i)	712	725
6.309% 4/1/36 (i)	1,476	1,515
6.5% 4/1/13 to 3/1/35	83,709	86,911
6.549% 9/1/36 (i)	9,021	9,291
7% 7/1/25 to 2/1/32	83	89
7.5% 8/1/13 to 8/1/29	1,013	1,084
12.5% 4/1/15 to 8/1/15	20	23
TOTAL FANNIE MAE		495,056
Freddie Mac - 2.2%
4.161% 1/1/34 (i)	6,198	6,261
4.275% 6/1/35 (i)	984	985
4.309% 12/1/34 (i)	876	882
4.333% 3/1/35 (i)	1,493	1,503
4.367% 2/1/35 (i)	1,872	1,883
4.406% 3/1/35 (i)	1,039	1,045
4.423% 2/1/34 (i)	697	697
4.454% 3/1/35 (i)	941	946
4.53% 2/1/35 (i)	1,740	1,753
4.754% 4/1/35 (i)	3,708	3,730
4.764% 10/1/34 (i)	2,761	2,794
4.817% 9/1/34 (i)	1,238	1,253
5% 3/1/19	40,234	40,433
5% 9/1/38 (d)	11,000	10,559
5.143% 4/1/35 (i)	4,465	4,520
5.276% 3/1/36 (i)	1,545	1,557
5.382% 3/1/35 (i)	611	614
5.406% 11/1/35 (i)	2,064	2,089
5.525% 1/1/36 (i)	5,445	5,517
5.58% 2/1/35 (i)	1,252	1,260
5.735% 10/1/35 (i)	1,281	1,301
5.842% 1/1/35 (i)	394	394
5.853% 6/1/36 (i)	1,783	1,815
5.984% 7/1/37 (i)	8,871	9,050
6.045% 6/1/36 (i)	1,680	1,714
6.063% 4/1/36 (i)	2,762	2,819
6.11% 6/1/36 (i)	1,685	1,721
6.425% 10/1/36 (i)	9,409	9,646
6.489% 3/1/33 (i)	167	169
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Freddie Mac - continued
6.65% 1/1/37 (i)	$ 11,525	$ 11,827
6.676% 10/1/36 (i)	8,852	9,088
6.71% 8/1/36 (i)	1,770	1,818
6.844% 10/1/36 (i)	12,043	12,427
7% 9/1/08 to 7/1/13	356	365
7.5% 4/1/09 to 1/1/33	894	940
8.5% 6/1/13	2	3
TOTAL FREDDIE MAC		155,378
Government National Mortgage Association - 2.4%
3.75% 1/20/34 (i)	3,789	3,741
5.25% 7/20/34 (i)	1,051	1,054
5.5% 9/1/38 (d)	25,000	24,949
5.5% 9/1/38 (d)	30,000	29,938
5.5% 9/1/38 (d)	25,000	24,949
5.5% 9/1/38 (d)	65,000	64,867
7% 1/15/28 to 11/15/32	10,727	11,303
7.5% 3/15/28	10	10
8% 7/15/17 to 5/15/22	2,870	3,070
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		163,881
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $806,363)		814,315
Asset-Backed Securities - 0.5%

Advanta Business Card Master Trust Series 2007-D1 Class D, 3.8706% 1/22/13 (c)(i)	7,290	4,109
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 3.2219% 2/25/35 (i)	3,010	2,076
Capital Auto Receivables Asset Trust Series 2007-SN1:
Class B, 5.52% 3/15/11	220	213
Class C, 5.73% 3/15/11	125	117
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 4.4719% 8/25/36 (c)(i)	1,080	52
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (c)	3,665	2,749
Ford Credit Auto Owner Trust:
Series 2006-B Class D, 7.26% 2/15/13 (c)	4,280	3,962
Series 2006-C Class D, 6.89% 5/15/13 (c)	2,945	2,667
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Ford Credit Auto Owner Trust: - continued
Series 2007-A Class D, 7.05% 12/15/13 (c)	$ 1,610	$ 1,405
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (c)	3,020	2,856
GSAMP Trust Series 2004-AR1 Class B4, 5% 6/25/34 (c)(i)	744	66
Merna Reinsurance Ltd. Series 2007-1 Class B, 4.5506% 6/30/12 (c)(i)	8,830	8,482
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 4.9719% 3/25/36 (c)(i)	2,835	35
Terwin Mortgage Trust Series 2003-4HE Class A1, 2.9019% 9/25/34 (i)	246	182
Wachovia Auto Loan Owner Trust Series 2006-2A Class E, 7.05% 5/20/14 (c)	4,820	2,551
WaMu Asset-Backed Certificates Series 2006-HE5 Class B1, 4.9719% 10/25/36 (c)(i)	4,156	661
TOTAL ASSET-BACKED SECURITIES (Cost $47,790)		32,183
Collateralized Mortgage Obligations - 2.5%

Private Sponsor - 0.3%
Chase Mortgage Finance Trust Series 2007-A1 Class 1A5, 4.3742% 2/25/37 (i)	1,760	1,663
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 4.5993% 11/25/34 (i)	3,186	2,963
JPMorgan Mortgage Trust Series 2006-A2 Class 5A1, 3.7741% 11/25/33 (i)	4,096	3,861
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 4.7027% 10/25/35 (i)	5,330	4,913
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-CB1:
Class B4, 4.1131% 6/10/35 (c)(i)	2,587	1,947
Class B5, 4.7131% 6/10/35 (c)(i)	1,767	1,404
Class B6, 5.2131% 6/10/35 (c)(i)	1,047	755
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 4.9719% 12/25/36 (c)(i)	3,280	153
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR12 Class 2A6, 4.3173% 7/25/35 (i)	977	891
Series 2005-AR3 Class 2A1, 4.2121% 3/25/35 (i)	1,795	1,640
TOTAL PRIVATE SPONSOR		20,190
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - 2.2%
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2001-68 Class QZ, 5.5% 12/25/16	$ 6,525	$ 6,661
Series 2002-9 Class PC, 6% 3/25/17	981	1,011
Series 2003-84 Class GC, 4.5% 5/25/15	7,965	8,018
Series 2005-67 Class HD, 5.5% 12/25/30	14,745	15,117
Series 2006-4 Class PB, 6% 9/25/35	12,627	12,898
sequential payer:
Series 2002-56 Class MC, 5.5% 9/25/17	3,423	3,523
Series 2004-3 Class BA, 4% 7/25/17	597	590
Series 2004-45 Class AV, 4.5% 10/25/22	2,374	2,379
Series 2004-86 Class KC, 4.5% 5/25/19	2,656	2,658
Series 2004-91 Class AH, 4.5% 5/25/29	5,527	5,473
Series 2005-41 Class LA, 5.5% 5/25/35	10,815	10,887
Freddie Mac:
planned amortization class Series 2104 Class PG, 6% 12/15/28	5,871	5,943
sequential payer Series 2516 Class AH, 5% 1/15/16	1,280	1,290
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2356 Class GD, 6% 9/15/16	3,548	3,639
Series 2363 Class PF, 6% 9/15/16	4,948	5,072
Series 2425 Class JH, 6% 3/15/17	4,222	4,356
Series 2543 Class QT, 5.5% 4/15/22	10,607	10,728
Series 2702 Class WB, 5% 4/15/17	11,360	11,480
Series 3033 Class UD, 5.5% 10/15/30	5,585	5,702
Series 3049 Class DB, 5.5% 6/15/31	12,936	13,206
sequential payer:
Series 2528 Class HN, 5% 11/15/17	8,075	8,214
Series 2777 Class AB, 4.5% 6/15/29	12,599	12,465
Series 2809 Class UA, 4% 12/15/14	2,010	2,016
TOTAL U.S. GOVERNMENT AGENCY		153,326
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $175,556)		173,516
Commercial Mortgage Securities - 0.8%
	Principal Amount (000s)	Value (000s)
Bear Stearns Commercial Mortgage Securities Trust Series 2003-T12 Class X2, 0.4809% 8/13/39 (c)(i)(k)	$ 80,754	$ 1,061
Citigroup Commercial Mortgage Trust Series 2007-C6 Class A1, 5.622% 12/10/49 (i)	12,050	11,835
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2006-CD3 Class A3, 5.607% 10/15/48	15,000	14,268
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C2 Class A1, 5.269% 1/15/49	2,612	2,576
Series 2007-C5 Class A4, 5.695% 9/15/40 (i)	250	224
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class ASP, 0.6687% 1/15/37 (c)(i)(k)	67,590	1,411
DLJ Commercial Mortgage Corp. sequential payer Series 1999-CG1 Class A1B, 6.46% 3/10/32	11,745	11,777
Ginnie Mae guaranteed Multi-family REMIC pass-thru securities sequential payer Series 2002-35 Class C, 5.8724% 10/16/23 (i)	257	260
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	9,889	9,882
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6614% 12/10/41 (i)(k)	54,623	780
LB-UBS Commercial Mortgage Trust sequential payer:
Series 2006-C7 Class A1, 5.279% 11/15/38	1,676	1,661
Series 2007-C2 Class A1, 5.226% 2/15/40	2,101	2,071
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2007-9 Class A4, 5.7% 9/12/49	500	448
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $59,946)		58,254
Foreign Government and Government Agency Obligations - 0.2%

Manitoba Province yankee 5.5% 10/1/08 (Cost $14,739)	15,000	15,032
Bank Notes - 0.1%

National City Bank, Cleveland 2.7819% 3/1/13 (i) (Cost $4,645)	7,000	4,331
Fixed-Income Funds - 56.3%
	Shares	Value (000s)
Fidelity 1-3 Year Duration Securitized Bond Central Fund (j)	3,939,670	$ 332,311
Fidelity Commercial Mortgage-Backed Securities Central Fund (j)	7,472,247	663,536
Fidelity Corporate Bond 1-10 Year Central Fund (j)	22,920,470	2,208,849
Fidelity Corporate Bond 1-5 Year Central Fund (j)	983,528	96,179
Fidelity Specialized High Income Central Fund (j)	1,616,129	149,427
Fidelity Ultra-Short Central Fund (j)	5,250,251	429,103
TOTAL FIXED-INCOME FUNDS (Cost $4,215,460)		3,879,405
Cash Equivalents - 11.3%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at:
2.12%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) #	$ 83,827	83,807
2.14%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (a)	692,138	691,973
TOTAL CASH EQUIVALENTS (Cost $775,780)		775,780
TOTAL INVESTMENT PORTFOLIO - 112.2% (Cost $8,058,339)		7,727,405
NET OTHER ASSETS - (12.2)%		(841,683)
NET ASSETS - 100%		$ 6,885,722
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	$ 681	(551)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class B3, 7.2913% 9/25/34

	Oct. 2034	$ 745	$ (562)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 6.395% 8/25/34	Sept. 2034	610	(564)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7 Class B3, 7.6913% 7/25/34	August 2034	897	(816)
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by .90%	Dec. 2012	4,800	388
Receive from Goldman Sachs upon credit event of Lowe's Companies, Inc., par value of the notional amount of Lowe's Companies, Inc. 8.25% 6/1/10, and pay quarterly notional amount multiplied by 1.07%	March 2013	2,600	(40)
Receive from Lehman Brothers, Inc. upon credit event of Lowe's Companies, Inc., par value of the notional amount of Lowe's Companies, Inc. 8.25% 6/1/10, and pay quarterly notional amount multiplied by 1.03%	March 2013	2,600	(35)
Receive from Morgan Stanley, Inc. upon credit event of H.J. Heinz Co., par value of the notional amount of H.J. Heinz Co. 6% 3/15/08, and pay quarterly notional amount multiplied by .65%	March 2013	4,000	(28)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (h)	Sept. 2037	17,700	(16,107)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (h)

	Sept. 2037	$ 800	$ (728)
Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35	Feb. 2035	2,900	(2,555)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	543	(265)
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	2,900	(2,622)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	2,086	(969)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	1,881	(397)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	1,910	(1,800)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35

	June 2035	$ 2,086	$ (1,966)
Receive monthly notional amount multiplied by 2.5% and pay Credit Suisse First Boston upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 8.03% 11/25/34	Dec. 2034	1,303	(1,126)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	184	(164)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	297	(227)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	55	(49)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	3,300	(2,918)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	2,086	(1,560)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36

	August 2036	$ 3,300	$ (3,031)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36	Oct. 2036	3,300	(2,982)
Receive quarterly a fixed rate of .4% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 4 Index, par value of the proportional notional amount (g)	June 2010	55,000	(1,373)
Receive quarterly a fixed rate of .5% multiplied by the notional amount and pay to Merrill Lynch, Inc., upon each credit event of one of the issues of Dow Jones CDX N.A. Investment Grade 3 Index, par value of the proportional notional amount (f)	March 2010	34,720	(567)
Receive quarterly notional amount multiplied by .72% and pay Bank of America upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	7,200	(145)
Receive quarterly notional amount multiplied by .78% and pay Deutsche Bank upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	7,270	(130)
TOTAL CREDIT DEFAULT SWAPS		$ 167,754	$ (43,889)
Interest Rate Swaps
Receive quarterly a fixed rate equal to 4.039% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Feb. 2010	100,000	1,351
Receive quarterly a fixed rate equal to 4.3875% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	March 2010	35,000	783
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swaps - continued
Receive semi-annually a fixed rate equal to 3.567% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	May 2011	$ 197,820	$ 1,698
Receive semi-annually a fixed rate equal to 4.449% and pay quarterly a floating rate based on 3-month LIBOR with Credit Suisse First Boston	May 2018	69,309	592
Receive semi-annually a fixed rate equal to 4.795% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Dec. 2011	30,000	1,130
Receive semi-annually a fixed rate equal to 4.9375% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	March 2012	75,000	4,117
Receive semi-annually a fixed rate equal to 5.022% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Nov. 2011	40,000	2,105
Receive semi-annually a fixed rate equal to 5.2605% and pay quarterly a floating rate based on 3-month LIBOR with Deutsche Bank	August 2011	150,000	6,847
Receive semi-annually a fixed rate equal to 5.3315% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	April 2011	100,000	6,128
TOTAL INTEREST RATE SWAPS		$ 797,129	$ 24,751
		$ 964,883	$ (19,138)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $111,554,000 or 1.6% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $25,568,000.
(f) Dow Jones CDX N.A. Investment Grade 3 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(g) Dow Jones CDX N.A. Investment Grade 4 is a tradable index of credit default swaps on investment grade debt of U.S. companies.
(h) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$83,807,000 due 9/02/08 at 2.12%
ABN AMRO Bank N.V., New York Branch	$ 2,429
Banc of America Securities LLC	6,566
Bank of America, NA	24,287
Barclays Capital, Inc.	43,716
Greenwich Capital Markets, Inc.	2,429
ING Financial Markets LLC	3,166
RBC Capital Markets Corp.	1,214
$ 83,807
$691,973,000 due 9/02/08 at 2.14%
Banc of America Securities LLC	$ 220,084
Bank of America, NA	471,889
$ 691,973
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 20,960
Fidelity Commercial Mortgage-Backed Securities Central Fund	38,839
Fidelity Corporate Bond 1-10 Year Central Fund	119,496
Fidelity Corporate Bond 1-5 Year Central Fund	5,348
Fidelity Specialized High Income Central Fund	10,028
Fidelity Ultra-Short Central Fund	33,644
Total	$ 228,315
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 587,522	$ 20,960	$ 221,787	$ 332,311	22.1%
Fidelity Commercial Mortgage-Backed Securities Central Fund	790,617	63,880	126,611	663,536	19.2%
Fidelity Corporate Bond 1-10 Year Central Fund	2,020,805	523,546	279,037	2,208,849	28.0%
Fidelity Corporate Bond 1-5 Year Central Fund	133,817	5,349	41,953	96,179	14.6%
Fidelity Specialized High Income Central Fund	131,393	25,059	-	149,427	36.4%
Fidelity Ultra-Short Central Fund	1,158,936	46,717	657,411	429,103	12.1%
Total	$ 4,823,090	$ 685,511	$ 1,326,799	$ 3,879,405
Other Information
The information in the following table is based on the combined investment of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.8%
United Kingdom	2.6%
Canada	1.5%
Others (individually less than 1%)	6.1%
100.0%
Income Tax Information
At August 31, 2008, the fund had a capital loss carryforward of approximately $67,065,000 of which $54,135,000 and $12,930,000 will expire on August 31, 2014 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	August 31, 2008

Assets
Investment in securities, at value (including securities loaned of $674,962 and repurchase agreements of $775,780) - See accompanying schedule: Unaffiliated issuers (cost $3,842,879)	$ 3,848,000
Fidelity Central Funds (cost $4,215,460)	3,879,405
Total Investments (cost $8,058,339)		$ 7,727,405
Cash		2,932
Receivable for investments sold		2,140
Receivable for swap agreements		85
Receivable for fund shares sold		5,014
Interest receivable		23,806
Distributions receivable from Fidelity Central Funds		17,209
Unrealized appreciation on swap agreements		25,139
Other receivables		128
Total assets		7,803,858

Liabilities
Payable for investments purchased Regular delivery	$ 16,259
Delayed delivery	153,721
Payable for swap agreements	4,900
Payable for fund shares redeemed	3,785
Distributions payable	369
Unrealized depreciation on swap agreements	44,277
Accrued management fee	1,825
Other affiliated payables	782
Other payables and accrued expenses	245
Collateral on securities loaned, at value	691,973
Total liabilities		918,136

Net Assets		$ 6,885,722
Net Assets consist of:
Paid in capital		$ 7,284,655
Undistributed net investment income		26,651
Accumulated undistributed net realized gain (loss) on investments		(79,139)
Net unrealized appreciation (depreciation) on investments		(346,445)
Net Assets, for 699,183 shares outstanding		$ 6,885,722
Net Asset Value, offering price and redemption price per share ($6,885,722 ÷ 699,183 shares)		$ 9.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2008

Investment Income
Interest		$ 173,014
Income from Fidelity Central Funds		228,315
Total income		401,329

Expenses
Management fee	$ 24,183
Transfer agent fees	7,673
Fund wide operations fee	2,635
Independent trustees' compensation	33
Miscellaneous	15
Total expenses before reductions	34,539
Expense reductions	(437)	34,102
Net investment income		367,227
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	87,075
Fidelity Central Funds	(105,608)
Swap agreements	11,259
Total net realized gain (loss)		(7,274)
Change in net unrealized appreciation (depreciation) on: Investment securities	(178,751)
Swap agreements	(5,653)
Total change in net unrealized appreciation (depreciation)		(184,404)
Net gain (loss)		(191,678)
Net increase (decrease) in net assets resulting from operations		$ 175,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 367,227	$ 392,014
Net realized gain (loss)	(7,274)	(19,725)
Change in net unrealized appreciation (depreciation)	(184,404)	(97,050)
Net increase (decrease) in net assets resulting from operations	175,549	275,239
Distributions to shareholders from net investment income	(363,567)	(371,955)
Distributions to shareholders from net realized gain	-	(9,025)
Total distributions	(363,567)	(380,980)
Share transactions Proceeds from sales of shares	1,192,534	1,778,045
Reinvestment of distributions	357,893	375,667
Cost of shares redeemed	(2,776,563)	(1,315,374)
Net increase (decrease) in net assets resulting from share transactions	(1,226,136)	838,338
Total increase (decrease) in net assets	(1,414,154)	732,597

Net Assets
Beginning of period	8,299,876	7,567,279
End of period (including undistributed net investment income of $26,651 and undistributed net investment income of $20,825, respectively)	$ 6,885,722	$ 8,299,876
Other Information Shares
Sold	118,070	173,471
Issued in reinvestment of distributions	35,520	36,662
Redeemed	(274,858)	(128,570)
Net increase (decrease)	(121,268)	81,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,

2008

2007

2006 G

2006 J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 10.12	$ 10.24	$ 10.14	$ 10.43	$ 10.54	$ 10.87
Income from Investment Operations
Net investment income D	.483	.501	.169	.436	.366	.374
Net realized and unrealized gain (loss)	(.278)	(.134)	.081	(.295)	(.009)	(.123)
Total from investment operations	.205	.367	.250	.141	.357	.251
Distributions from net investment income	(.475)	(.475)	(.150)	(.421)	(.362)	(.381)
Distributions from net realized gain	-	(.012)	-	(.010)	(.105)	(.200)
Total distributions	(.475)	(.487)	(.150)	(.431)	(.467)	(.581)
Net asset value, end of period	$ 9.85	$ 10.12	$ 10.24	$ 10.14	$ 10.43	$ 10.54
Total Return B, C	2.03%	3.63%	2.48%	1.36%	3.47%	2.33%
Ratios to Average Net AssetsE, H
Expenses before reductions	.45%	.45%	.45%A	.46%	.62%	.61%
Expenses net of fee waivers, if any	.45%	.45%	.45%A	.46%	.62%	.61%
Expenses net of all reductions	.44%	.44%	.44%A	.46%	.61%	.61%
Net investment income	4.79%	4.89%	4.96%A	4.22%	3.50%	3.48%
Supplemental Data
Net assets, end of period (in millions)	$ 6,886	$ 8,300	$ 7,567	$ 7,658	$ 7,272	$ 6,846
Portfolio turnover rateF	80%	94%I	71%A	44%	74%	120%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the four month period ended August 31. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

J For the period ended April 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Commercial Mortgage-Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade commercial mortgage-backed securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 55,286
Unrealized depreciation	(366,242)
Net unrealized appreciation (depreciation)	(310,956)
Undistributed ordinary income	28,817
Capital loss carryforward	(67,065)

Cost for federal income tax purposes	$ 8,038,361

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 363,567	$ 380,980

New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Swap Agreements - continued

custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $1,189,086 and $1,448,388, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008 Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent.

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $4,801.

9. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee and transfer agent expenses by $19 and $418, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 Fund and Fidelity Freedom 2020 Fund were the owners of record of approximately 10% and 10%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 33% of the outstanding shares of the Fund.

11. Credit Risk.

The Fund invests a portion of its assets, directly or indirectly, in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of certain issuers of the Fund.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI's affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and Shareholders of Fidelity Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the Fund), a fund of Fidelity Fixed-Income Trust, including the schedule of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Intermediate Bond Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 376 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (72)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Intermediate Bond. Mr. Hebble also serves as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2006

Vice President of Intermediate Bond. Mr. Greer also serves as Vice President of Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-
present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (54)

Year of Election or Appointment: 2008

Vice President of Intermediate Bond. Mr. Churchill also serves as Vice President of Fidelity's Bond Funds (2008-present). Mr. Churchill is Executive Vice President of FMR (2005-present), FMR Co., Inc. (2005-present) and Fidelity Investments Money Management, Inc. (2008-present). Previously, Mr. Churchill served as Senior Vice President of FMR (1997-2005) and Senior Vice President of Fidelity Investments Money Management, Inc. (2000-2006).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Intermediate Bond. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-
present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)

Year of Election or Appointment: 2008

Assistant Secretary of Intermediate Bond. Ms. Prior also serves as Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2002-present).

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Intermediate Bond. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Intermediate Bond. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Intermediate Bond. Mr. Whitaker also serves as Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2007-
present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Intermediate Bond. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 9.32% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $312,548,819 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Intermediate Bond Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that may be taken by FMR to improve the fund's more recent disappointing performance and how investment personnel evaluate potential for incremental return against the risks involved in obtaining that incremental return. The Board considered the steps that FMR has taken to strengthen and refine its risk management processes in light of recent credit events that have affected various sectors of the fixed-income markets. The Board will continue to closely monitor the performance of the fund in the coming year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Intermediate Bond Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee to 10 basis points, and (iii) limit the fund's total expenses to 45 basis points. These contractual arrangements may not be increased without Board and shareholder approval.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IBF-UANN-1008
1.784721.106

Fidelity®

Investment Grade Bond

Fund

Annual Report

August 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Investment Grade Bond	0.57%	3.28%	4.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Investment Grade Bond, a class of the fund, on August 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Aggregate Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Moore, Portfolio Manager of Fidelity® Investment Grade Bond Fund

Several years of healthy economic growth and a hearty appetite for risk abruptly reversed during the 12-month period ending August 31, 2008, as a meltdown in the subprime mortgage market led to an unnerving credit crisis. In response, bond investors fled from lower-quality debt instruments and flocked to those with an explicit or implicit guarantee from the U.S. government. The investment-grade bond market as a whole, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86% during the past year, while seeing appreciable performance disparity among its constituents. Treasuries did the best, benefiting from their reputation as one of the world's safest investments. The Lehman Brothers U.S. Treasury Index gained 8.65% during the period - one of the highest returns of any domestic or international asset class over the past 12 months. At the opposite end of the spectrum, the asset-backed sector - home to weak-performing subprime debt - had negative results, falling 3.48% according to the Lehman Brothers U.S. Fixed-Rate Asset-Backed Securities Index.

For the 12 months ending August 31, 2008, Investment Grade Bond returned 0.57%, well short of the Lehman Brothers U.S. Aggregate Index. Asset-backed bonds, and especially subprime mortgage holdings, were the biggest negative in relative terms by far. The fund's subprime bonds were very highly rated and occupied only a small portion of the portfolio. But when the housing market's downturn accelerated, these issues lost much of their value and did so much more quickly than we - as well as most other analysts - expected. I owned some subprime loans directly, but the majority of the fund's exposure came from the various central funds in the portfolio - especially Fidelity Ultra-Short Central Fund. The fund's overweighting in commercial mortgage backed securities (CMBS) was also a negative. The significant risk aversion in the market meant that my higher-quality CMBS holdings did relatively poorly. Because of their high prices and very low yields, I was selling Treasuries throughout the period. It was a good long-term strategy, in my view, but a big negative for the fund's recent performance, as nervous investors participated in a "flight to quality," causing Treasury yields to tumble. The main positive was an out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS). These bonds did well as inflation expectations grew. Yield-curve positioning was another helpful factor for performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 to August 31, 2008
Class A
Actual	$ 1,000.00	$ 981.40	$ 3.98
Hypothetical A	$ 1,000.00	$ 1,021.11	$ 4.06
Class T
Actual	$ 1,000.00	$ 980.00	$ 3.93
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.01
Class B
Actual	$ 1,000.00	$ 976.50	$ 7.45
Hypothetical A	$ 1,000.00	$ 1,017.60	$ 7.61
Class C
Actual	$ 1,000.00	$ 977.70	$ 7.71
Hypothetical A	$ 1,000.00	$ 1,017.34	$ 7.86
Investment Grade Bond
Actual	$ 1,000.00	$ 981.70	$ 2.24
Hypothetical A	$ 1,000.00	$ 1,022.87	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 982.90	$ 2.49
Hypothetical A	$ 1,000.00	$ 1,022.62	$ 2.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.80%
Class T	.79%
Class B	1.50%
Class C	1.55%
Investment Grade Bond	.45%
Institutional Class	.50%

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2008	As of February 29, 2008
U.S. Government and U.S. Government Agency Obligations 58.4%	U.S. Government and U.S. Government Agency Obligations 62.0%
AAA 13.4%	AAA 15.8%
AA 5.7%	AA 5.4%
A 9.8%	A 7.6%
BBB 20.0%	BBB 16.6%
BB and Below 4.3%	BB and Below 4.4%
Not Rated 0.4%	Not Rated 0.5%
Short-Term Investments and Net Other Assets† (12.0)%	Short-Term Investments and Net Other Assets† (12.3)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2008
6 months ago
Years	6.2	5.8

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2008
6 months ago
Years	4.7	4.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2008 *		As of February 29, 2008 **
	Corporate Bonds 33.6%		Corporate Bonds 28.1%
	U.S. Government and U.S. Government Agency Obligations 58.4%		U.S. Government and U.S. Government Agency Obligations 62.0%
	Asset-Backed Securities 5.8%		Asset-Backed Securities 6.8%
	CMOs and Other Mortgage Related Securities 13.3%		CMOs and Other Mortgage Related Securities 14.8%
	Municipal Bonds 0.6%		Municipal Bonds 0.3%
	Other Investments 0.3%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets† (12.0)%		Short-Term Investments and Net Other Assets† (12.3)%
* Foreign investments	10.5%	** Foreign investments	8.7%
* Futures and Swaps	0.5%	** Futures and Swaps	0.8%

†Short-term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.6%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 0.2%
Ford Motor Co. 7.45% 7/16/31	$ 40,245	$ 20,726
Household Durables - 0.1%
Fortune Brands, Inc. 5.875% 1/15/36	2,745	2,224
Newell Rubbermaid, Inc.:
5.5% 4/15/13	6,993	6,752
6.25% 4/15/18	3,425	3,099
		12,075
Media - 1.8%
AOL Time Warner, Inc. 6.75% 4/15/11	22,380	22,902
Comcast Corp.:
4.95% 6/15/16	15,874	14,649
5.9% 3/15/16	14,300	13,974
COX Communications, Inc. 6.45% 12/1/36 (a)	21,256	19,896
Gannett Co., Inc. 3.0106% 5/26/09 (f)	15,990	15,790
Liberty Media Corp.:
5.7% 5/15/13	8,500	7,544
8.25% 2/1/30	19,105	16,146
News America Holdings, Inc. 7.75% 12/1/45	6,015	6,191
News America, Inc.:
6.15% 3/1/37	6,365	5,759
6.2% 12/15/34	4,570	4,153
Time Warner Cable, Inc. 5.85% 5/1/17	28,639	27,338
Univision Communications, Inc. 3.875% 10/15/08	9,840	9,705
Viacom, Inc.:
6.125% 10/5/17	9,190	8,647
6.75% 10/5/37	8,475	7,618
		180,312
TOTAL CONSUMER DISCRETIONARY		213,113
CONSUMER STAPLES - 1.6%
Beverages - 0.3%
Diageo Capital PLC:
5.2% 1/30/13	5,710	5,777
5.75% 10/23/17	7,686	7,618
FBG Finance Ltd. 5.125% 6/15/15 (a)	11,020	10,334
		23,729
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.2%
CVS Caremark Corp. 6.302% 6/1/37 (f)	$ 14,340	$ 12,171
Wal-Mart Stores, Inc. 6.2% 4/15/38	11,535	11,411
		23,582
Food Products - 0.5%
General Mills, Inc. 5.2% 3/17/15	10,480	10,294
Kellogg Co. 6.6% 4/1/11	5,672	5,997
Kraft Foods, Inc.:
4.125% 11/12/09	6,360	6,334
6% 2/11/13	9,770	9,990
6.25% 6/1/12	6,081	6,283
6.875% 2/1/38	9,031	8,835
		47,733
Tobacco - 0.6%
Philip Morris International, Inc.:
5.65% 5/16/18	12,502	12,300
6.375% 5/16/38	12,770	12,560
Reynolds American, Inc.:
6.75% 6/15/17	15,115	14,868
7.25% 6/15/37	22,265	21,944
		61,672
TOTAL CONSUMER STAPLES		156,716
ENERGY - 3.1%
Energy Equipment & Services - 0.3%
BJ Services Co. 6% 6/1/18	14,255	14,505
DCP Midstream LLC 6.75% 9/15/37 (a)	7,295	6,882
Transocean, Inc. 6% 3/15/18	5,000	4,988
Weatherford International Ltd. 6% 3/15/18	5,650	5,514
		31,889
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Finance Co. 6.75% 5/1/11	7,335	7,593
Anadarko Petroleum Corp.:
5.95% 9/15/16	6,661	6,491
6.45% 9/15/36	9,885	9,085
Canadian Natural Resources Ltd.:
5.7% 5/15/17	7,170	6,920
5.9% 2/1/18	2,830	2,757
ConocoPhillips 4.4% 5/15/13	50,000	49,537
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Duke Energy Field Services 7.875% 8/16/10	$ 7,580	$ 7,978
EnCana Corp. 4.75% 10/15/13	2,269	2,193
Kinder Morgan Energy Partners LP 6.75% 3/15/11	4,315	4,476
Nakilat, Inc. 6.067% 12/31/33 (a)	12,415	10,840
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (a)	5,985	5,579
Nexen, Inc.:
5.875% 3/10/35	10,560	8,949
6.4% 5/15/37	7,730	6,933
Pemex Project Funding Master Trust 3.2806% 12/3/12 (a)(f)	11,870	11,573
Petro-Canada:
6.05% 5/15/18	4,170	4,038
6.8% 5/15/38	10,305	9,803
Suncor Energy, Inc.:
6.1% 6/1/18	12,820	12,731
6.5% 6/15/38	10,690	10,232
6.85% 6/1/39	11,275	11,291
Talisman Energy, Inc. yankee 6.25% 2/1/38	18,970	16,352
TEPPCO Partners LP:
6.65% 4/15/18	11,620	11,692
7.55% 4/15/38	10,010	10,056
Texas Eastern Transmission LP 6% 9/15/17 (a)	22,035	21,495
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	4,050	4,050
Valero Energy Corp. 6.625% 6/15/37	5,740	5,065
XTO Energy, Inc.:
5.9% 8/1/12	6,352	6,416
6.25% 8/1/17	9,995	9,854
		273,979
TOTAL ENERGY		305,868
FINANCIALS - 10.8%
Capital Markets - 2.2%
Bear Stearns Companies, Inc. 6.95% 8/10/12	21,590	22,425
BlackRock, Inc. 6.25% 9/15/17	24,100	23,671
Deutsche Bank AG London 6% 9/1/17	6,678	6,724
Janus Capital Group, Inc. 5.875% 9/15/11	2,605	2,537
JPMorgan Chase Capital XVII 5.85% 8/1/35	3,865	2,980
JPMorgan Chase Capital XX 6.55% 9/29/36	96,700	79,566
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Lazard Group LLC:
6.85% 6/15/17	$ 5,200	$ 4,471
7.125% 5/15/15	16,430	14,987
Lehman Brothers Holdings, Inc.:
6.2% 9/26/14	12,662	11,861
6.875% 5/2/18	11,295	10,516
Merrill Lynch & Co., Inc. 6.875% 4/25/18	9,721	8,953
Morgan Stanley 3.0913% 1/9/14 (f)	40,435	34,984
		223,675
Commercial Banks - 1.7%
Bank of America NA 6% 10/15/36	8,150	7,038
Bank One Corp. 5.25% 1/30/13	13,775	13,471
BB&T Capital Trust IV 6.82% 6/12/77 (f)	1,220	951
Credit Suisse (Guernsey) Ltd. 5.86%	13,520	10,971
Credit Suisse First Boston 6% 2/15/18	17,850	17,126
Export-Import Bank of Korea 5.25% 2/10/14 (a)	7,225	7,035
Fifth Third Bancorp 4.5% 6/1/18	3,545	2,343
HBOS PLC 6.75% 5/21/18 (a)	12,189	11,008
HSBC Holdings PLC:
6.5% 5/2/36	11,470	10,588
6.5% 9/15/37	5,010	4,568
KeyCorp Capital Trust VII 5.7% 6/15/35	16,490	10,531
Korea Development Bank 5.75% 9/10/13	14,578	14,690
Standard Chartered Bank 6.4% 9/26/17 (a)	23,680	22,412
SunTrust Bank 7.25% 3/15/18	3,750	3,659
Wachovia Bank NA 5.85% 2/1/37	19,011	13,733
Wachovia Corp. 4.875% 2/15/14	1,791	1,541
Wells Fargo Bank NA:
4.75% 2/9/15	12,250	11,472
5.95% 8/26/36	11,449	10,278
		173,415
Consumer Finance - 0.7%
SLM Corp.:
2.96% 7/26/10 (f)	64,500	58,140
2.9763% 3/15/11 (f)	1,130	977
3.03% 10/25/11 (f)	3,925	3,270
3.1% 1/27/14 (f)	2,240	1,776
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
SLM Corp.: - continued
4.5% 7/26/10	$ 2,325	$ 2,115
5% 10/1/13	830	679
		66,957
Diversified Financial Services - 0.9%
Deutsche Bank AG London 5.375% 10/12/12	6,162	6,196
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	10,173	10,178
JPMorgan Chase & Co.:
4.875% 3/15/14	10,460	10,039
5.75% 1/2/13	2,935	2,933
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (a)	15,505	15,536
Prime Property Funding, Inc.:
5.125% 6/1/15 (a)	13,035	11,558
5.5% 1/15/14 (a)	8,820	8,291
TECO Finance, Inc. 7% 5/1/12	11,415	11,533
ZFS Finance USA Trust II 6.45% 12/15/65 (a)(f)	7,500	6,612
ZFS Finance USA Trust V 6.5% 5/9/67 (a)(f)	13,680	11,785
		94,661
Insurance - 1.4%
American International Group, Inc. 8.175% 5/15/58 (a)(f)	5,870	4,534
Assurant, Inc. 5.625% 2/15/14	8,540	7,892
Axis Capital Holdings Ltd. 5.75% 12/1/14	13,335	12,247
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (a)(f)	22,081	17,923
Liberty Mutual Group, Inc.:
6.7% 8/15/16 (a)	15,840	15,143
10.75% 6/15/88 (a)(f)	8,540	7,771
Lincoln National Corp. 7% 5/17/66 (f)	2,370	2,061
Metropolitan Life Global Funding I:
5.125% 11/9/11 (a)	7,540	7,710
5.125% 4/10/13 (a)	11,934	11,826
Monumental Global Funding II 5.65% 7/14/11 (a)	7,315	7,504
New York Life Global Funding 4.65% 5/9/13 (a)	9,715	9,713
Pacific Life Global Funding 5.15% 4/15/13 (a)	10,050	10,056
QBE Insurance Group Ltd. 5.647% 7/1/23 (a)(f)	18,775	18,637
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Insurance - continued
Symetra Financial Corp. 6.125% 4/1/16 (a)	$ 10,405	$ 9,056
The Chubb Corp. 6.5% 5/15/38	4,535	4,296
		146,369
Real Estate Investment Trusts - 3.1%
AMB Property LP:
5.9% 8/15/13	9,635	9,420
6.3% 6/1/13	9,785	9,765
Brandywine Operating Partnership LP:
5.625% 12/15/10	19,900	19,305
5.75% 4/1/12	6,050	5,739
Camden Property Trust 5.875% 11/30/12	6,435	6,241
Colonial Properties Trust:
4.75% 2/1/10	22,462	21,961
4.8% 4/1/11	2,650	2,537
5.5% 10/1/15	12,730	11,301
6.875% 8/15/12	5,000	4,990
Colonial Realty LP 6.05% 9/1/16	9,420	8,325
Developers Diversified Realty Corp.:
4.625% 8/1/10	975	946
5% 5/3/10	6,840	6,681
5.25% 4/15/11	8,195	7,891
5.375% 10/15/12	5,485	5,101
Duke Realty LP:
5.4% 8/15/14	10,700	9,803
5.5% 3/1/16	10,700	9,718
5.625% 8/15/11	4,860	4,757
5.875% 8/15/12	1,205	1,186
5.95% 2/15/17	2,540	2,340
6.25% 5/15/13	5,180	5,108
6.5% 1/15/18	8,800	8,209
Equity One, Inc.:
6% 9/15/17	6,860	5,735
6.25% 1/15/17	4,535	3,959
Federal Realty Investment Trust:
5.4% 12/1/13	4,880	4,679
6% 7/15/12	3,355	3,263
6.2% 1/15/17	2,580	2,408
HRPT Properties Trust:
5.75% 11/1/15	2,925	2,597
6.65% 1/15/18	6,500	5,848
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Liberty Property LP:
5.5% 12/15/16	$ 6,665	$ 5,780
6.375% 8/15/12	4,617	4,555
6.625% 10/1/17	6,640	6,198
Mack-Cali Realty LP:
5.05% 4/15/10	9,145	9,088
7.25% 3/15/09	4,110	4,146
7.75% 2/15/11	1,080	1,127
Reckson Operating Partnership LP:
5.15% 1/15/11	2,790	2,605
6% 3/31/16	2,600	2,218
Simon Property Group LP:
4.6% 6/15/10	8,400	8,319
5.1% 6/15/15	15,660	14,382
5.375% 6/1/11	3,565	3,551
5.45% 3/15/13	8,720	8,442
5.75% 5/1/12	4,015	3,971
7.75% 1/20/11	2,250	2,346
Tanger Properties LP 6.15% 11/15/15	17,300	16,306
UDR, Inc. 5.5% 4/1/14	10,720	10,106
United Dominion Realty Trust, Inc. 5.25% 1/15/15	3,645	3,349
Washington (REIT) 5.95% 6/15/11	10,660	10,359
		306,661
Real Estate Management & Development - 0.5%
ERP Operating LP:
5.375% 8/1/16	2,405	2,142
5.5% 10/1/12	9,240	8,866
5.75% 6/15/17	11,250	10,140
6.625% 3/15/12	2,360	2,395
Post Apartment Homes LP 6.3% 6/1/13	11,550	11,188
Regency Centers LP 6.75% 1/15/12	12,435	12,524
		47,255
Thrifts & Mortgage Finance - 0.3%
Capmark Financial Group, Inc. 6.3% 5/10/17	5,570	3,286
Credit Suisse First Boston (New York Branch) 5% 5/15/13	9,731	9,478
Washington Mutual Bank 5.55% 6/16/10	5,000	4,006
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Washington Mutual, Inc.:
3.2138% 9/17/12 (f)	$ 10,415	$ 6,486
4.625% 4/1/14	6,415	3,143
		26,399
TOTAL FINANCIALS		1,085,392
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
AstraZeneca PLC:
5.9% 9/15/17	16,795	17,445
6.45% 9/15/37	16,771	17,199
		34,644
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.2%
Bombardier, Inc. 6.3% 5/1/14 (a)	18,035	17,314
Airlines - 1.2%
American Airlines, Inc. pass-thru trust certificates:
7.324% 4/15/11	13,531	12,313
7.858% 4/1/13	26,059	23,583
Continental Airlines, Inc. pass-thru trust certificates 6.545% 8/2/20	4,097	3,688
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	14,029	11,504
7.57% 11/18/10	21,770	20,518
U.S. Airways pass-thru trust certificates:
6.85% 7/30/19	6,895	5,999
8.36% 7/20/20	21,289	19,373
United Air Lines, Inc. pass-thru trust certificates:
Class 1A, 6.636% 7/2/22	8,444	6,713
6.071% 9/1/14	2,013	1,980
6.602% 9/1/13	3,575	3,526
7.032% 4/1/12	3,090	3,044
7.186% 10/1/12	7,667	7,562
7.811% 4/1/11	4,909	5,621
		125,424
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co. 5.5% 5/15/15	12,745	11,736
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Canadian National Railway Co. 5.85% 11/15/17	$ 4,690	$ 4,809
Canadian Pacific Railway Co. 5.95% 5/15/37	990	818
		5,627
Transportation Infrastructure - 0.1%
BNSF Funding Trust I 6.613% 12/15/55 (f)	6,338	5,714
TOTAL INDUSTRIALS		165,815
INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Instruments - 0.2%
Tyco Electronics Group SA:
5.95% 1/15/14	9,971	9,960
6.55% 10/1/17	8,770	8,797
7.125% 10/1/37	4,405	4,435
		23,192
Semiconductors & Semiconductor Equipment - 0.3%
Chartered Semiconductor Manufacturing Ltd.:
5.75% 8/3/10	9,825	9,351
6.375% 8/3/15	10,650	9,375
National Semiconductor Corp. 6.15% 6/15/12	7,260	7,410
		26,136
TOTAL INFORMATION TECHNOLOGY		49,328
MATERIALS - 0.7%
Chemicals - 0.2%
Agrium, Inc. 7.125% 5/23/36	8,975	9,548
Dow Chemical Co. 5.7% 5/15/18	5,895	5,636
		15,184
Metals & Mining - 0.5%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (a)	3,460	3,666
Rio Tinto Finance Ltd.:
5.875% 7/15/13	12,154	12,257
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Rio Tinto Finance Ltd.: - continued
6.5% 7/15/18	$ 20,204	$ 20,328
7.125% 7/15/28	17,840	18,079
		54,330
TOTAL MATERIALS		69,514
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.:
6.3% 1/15/38	10,189	9,608
6.8% 5/15/36	17,617	17,510
BellSouth Capital Funding Corp. 7.875% 2/15/30	12,752	13,731
Deutsche Telekom International Finance BV:
5.25% 7/22/13	11,230	10,960
5.875% 8/20/13	10,485	10,455
KT Corp. 5.875% 6/24/14 (a)	7,455	7,422
Sprint Capital Corp.:
6.875% 11/15/28	9,870	8,390
7.625% 1/30/11	7,295	7,295
Telecom Italia Capital SA:
4.95% 9/30/14	11,250	10,195
5.25% 10/1/15	12,725	11,469
7.2% 7/18/36	2,550	2,345
Telefonica Emisiones SAU:
5.855% 2/4/13	2,732	2,735
6.221% 7/3/17	11,230	11,122
7.045% 6/20/36	5,850	5,940
Verizon Communications, Inc.:
5.25% 4/15/13	12,085	12,147
6.1% 4/15/18	14,720	14,683
6.4% 2/15/38	10,172	9,465
6.9% 4/15/38	4,170	4,129
		169,601
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. 6% 12/1/16	29,701	27,102
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Vodafone Group PLC:
5% 12/16/13	$ 5,255	$ 5,178
5.625% 2/27/17	35,292	34,095
		66,375
TOTAL TELECOMMUNICATION SERVICES		235,976
UTILITIES - 4.4%
Electric Utilities - 2.5%
AmerenUE 6.4% 6/15/17	18,252	18,112
Baltimore Gas & Electric Co. 6.125% 7/1/13	8,010	8,060
Cleveland Electric Illuminating Co. 5.65% 12/15/13	11,490	11,349
Commonwealth Edison Co.:
5.4% 12/15/11	18,283	18,483
5.8% 3/15/18	11,545	11,245
Duke Energy Carolinas LLC 6% 1/15/38	9,739	9,428
EDP Finance BV 6% 2/2/18 (a)	25,358	25,152
Enel Finance International SA:
6.25% 9/15/17 (a)	12,675	12,854
6.8% 9/15/37 (a)	13,880	14,113
Exelon Corp. 4.9% 6/15/15	27,100	25,081
Florida Power Corp.:
5.65% 6/15/18	5,665	5,765
6.4% 6/15/38	10,113	10,291
Illinois Power Co. 6.125% 11/15/17	5,060	4,834
Nevada Power Co. 6.5% 5/15/18	26,280	26,280
Oncor Electric Delivery Co. 6.375% 5/1/12	17,030	17,251
Pacific Gas & Electric Co.:
4.8% 3/1/14	2,670	2,618
5.8% 3/1/37	7,180	6,691
Pennsylvania Electric Co. 6.05% 9/1/17	10,455	10,094
PPL Capital Funding, Inc. 6.7% 3/30/67 (f)	15,620	13,162
		250,863
Gas Utilities - 0.1%
Southern Natural Gas Co. 5.9% 4/1/17 (a)	6,145	5,822
Independent Power Producers & Energy Traders - 0.6%
Duke Capital LLC 5.668% 8/15/14	13,400	13,136
Exelon Generation Co. LLC 5.35% 1/15/14	23,798	22,975
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
PPL Energy Supply LLC:
6.2% 5/15/16	$ 11,895	$ 11,565
6.5% 5/1/18	11,365	11,075
TXU Corp. 5.55% 11/15/14	7,555	5,893
		64,644
Multi-Utilities - 1.2%
CMS Energy Corp. 6.55% 7/17/17	13,140	12,492
Dominion Resources, Inc. 7.5% 6/30/66 (f)	12,110	10,906
MidAmerican Energy Holdings, Co. 6.5% 9/15/37	11,895	11,867
National Grid PLC 6.3% 8/1/16	26,485	26,298
NiSource Finance Corp.:
3.3806% 11/23/09 (f)	9,874	9,618
5.4% 7/15/14	2,960	2,795
5.45% 9/15/20	10,810	9,231
6.4% 3/15/18	21,180	20,228
Wisconsin Energy Corp. 6.25% 5/15/67 (f)	20,065	16,608
		120,043
TOTAL UTILITIES		441,372
TOTAL NONCONVERTIBLE BONDS (Cost $2,929,811)		2,757,738
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 0.5%
Freddie Mac 4.5% 7/15/13 (d)	50,000	51,141
U.S. Treasury Inflation Protected Obligations - 6.9%
U.S. Treasury Inflation-Indexed Notes:
2% 4/15/12	10,570	10,907
2% 1/15/14 (d)	153,117	158,696
2.375% 1/15/17 (d)	317,448	336,451
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes: - continued
2.375% 1/15/27 (d)	$ 124,746	$ 128,697
2.625% 7/15/17	53,526	58,002
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		692,753
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $715,792)		743,894
U.S. Government Agency - Mortgage Securities - 19.5%

Fannie Mae - 15.3%
3.99% 9/1/33 (f)	9,710	9,629
4.5% 4/1/20 to 4/1/23	22,912	22,348
4.702% 7/1/34 (f)	15,679	15,825
4.751% 1/1/35 (f)	11,552	11,657
4.768% 9/1/35 (f)	10,765	10,818
4.922% 3/1/35 (f)	14,947	15,107
5% 4/1/18 to 3/1/34	116,812	113,633
5% 9/1/38 (b)	34,000	32,658
5% 9/1/38 (b)	79,000	75,881
5% 9/1/38 (b)	63,000	60,513
5% 9/1/38 (b)	50,000	48,026
5% 9/1/38 (b)(c)	118,000	113,342
5.167% 4/1/36 (f)	20,451	20,678
5.5% 2/1/35 to 9/1/36 (d)	119,608	118,914
5.5% 9/1/38 (b)	188,000	185,558
5.5% 9/1/38 (b)	156,000	153,974
5.5% 9/1/38 (b)	150,000	148,052
5.5% 9/1/38 (b)	142,000	140,156
5.5% 9/1/38 (b)	10,000	9,870
5.5% 9/1/38 (b)	10,000	9,870
5.616% 7/1/37 (f)	2,855	2,906
5.82% 7/1/46 (f)	31,611	32,312
6% 3/1/16 to 7/1/22	1,577	1,617
6% 9/1/38 (b)	9,000	9,085
6.028% 4/1/36 (f)	2,184	2,235
6.157% 4/1/36 (b)(f)	5,595	5,729
6.252% 6/1/36 (f)	828	843
6.309% 4/1/36 (f)	2,118	2,173
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
6.5% 8/1/23 to 5/1/38	$ 127,891	$ 131,664
6.5% 9/1/38 (b)	21,000	21,589
TOTAL FANNIE MAE		1,526,662
Freddie Mac - 1.1%
4.307% 2/1/35 (f)	4,900	4,931
4.386% 8/1/35 (f)	20,334	20,406
4.476% 10/1/34 (f)	10,820	10,909
4.557% 4/1/35 (f)	23,489	23,480
4.624% 4/1/35 (f)	7,879	7,960
4.765% 7/1/35 (f)	8,536	8,552
5.01% 1/1/36 (f)	6,516	6,587
5.735% 10/1/35 (f)	1,489	1,512
5.853% 6/1/36 (f)	2,563	2,610
5.984% 7/1/37 (f)	12,763	13,022
6.045% 6/1/36 (f)	2,416	2,466
6.063% 4/1/36 (f)	3,971	4,053
6.11% 6/1/36 (f)	2,420	2,473
TOTAL FREDDIE MAC		108,961
Government National Mortgage Association - 3.1%
5.5% 9/1/38 (b)(c)	13,000	12,870
5.5% 9/1/38 (b)	10,000	9,979
5.5% 9/1/38 (b)	11,000	10,977
5.5% 9/1/38 (b)	20,000	19,800
5.5% 9/1/38 (b)	16,000	15,840
5.5% 9/1/38 (b)	10,000	9,979
5.5% 9/1/38 (b)	41,000	40,590
5.5% 9/1/38 (b)	46,000	45,540
5.5% 9/1/38 (b)	64,000	63,360
5.5% 9/1/38 (b)	24,000	23,951
5.5% 9/1/38 (b)	35,000	34,928
5.5% 10/1/38 (b)	15,000	14,925
5.5% 10/1/38 (b)	13,000	12,831
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		315,570
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,924,059)		1,951,193
Asset-Backed Securities - 1.3%
	Principal Amount (000s)	Value (000s)
Advanta Business Card Master Trust Series 2007-D1 Class D, 3.8706% 1/22/13 (a)(f)	$ 10,400	$ 5,862
Airspeed Ltd. Series 2007-1A Class C1, 4.9669% 6/15/32 (a)(f)	11,389	5,353
AmeriCredit Prime Automobile Receivables Trust Series 2007-1 Class E, 6.96% 3/31/16 (a)	5,880	4,445
Capital Auto Receivables Asset Trust Series 2006-1 Class D, 7.16% 1/15/13 (a)	4,195	3,917
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 4.4719% 8/25/36 (a)(f)	1,449	69
Countrywide Home Loan Trust Series 2006-13N Class N, 7% 8/25/37 (a)	2,380	113
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (a)	5,545	4,159
Ford Credit Auto Owner Trust:
Series 2006-B Class D, 7.26% 2/15/13 (a)	5,810	5,378
Series 2006-C Class D, 6.89% 5/15/13 (a)	4,115	3,727
Series 2007-A Class D, 7.05% 12/15/13 (a)	2,335	2,038
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (a)	4,107	3,885
GSAMP Trust Series 2004-AR1 Class B4, 5% 6/25/34 (a)(f)	1,074	95
Merna Reinsurance Ltd. Series 2007-1 Class B, 4.5506% 6/30/12 (a)(f)	17,200	16,522
Securitized Asset Backed Receivables LLC Trust Series 2007-BR1 Class A2A, 2.5819% 2/25/37 (f)	3,357	3,121
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 4.9719% 3/25/36 (a)(f)	3,655	46
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-OSI Class A2, 2.5619% 6/25/37 (f)	3,169	2,848
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.9169% 3/15/11 (a)(f)	15,495	15,468
Wachovia Auto Loan Owner Trust Series 2006-2A:
Class A4, 5.23% 3/20/12 (a)	50,000	50,019
Class E, 7.05% 5/20/14 (a)	6,660	3,524
WaMu Asset-Backed Certificates Series 2006-HE5 Class B2, 4.9719% 10/25/36 (a)(f)	6,417	177
TOTAL ASSET-BACKED SECURITIES (Cost $160,785)		130,766
Collateralized Mortgage Obligations - 3.6%
	Principal Amount (000s)	Value (000s)
Private Sponsor - 1.4%
Banc of America Commercial Mortgage Trust Series 2007-2:
Class B, 5.6985% 4/10/49 (f)	$ 1,775	$ 958
Class C, 5.6985% 4/10/49 (f)	4,735	2,666
Class D, 5.6985% 4/10/49 (f)	2,370	1,470
Banc of America Mortgage Securities, Inc.:
Series 2003-J Class 2A2, 4.3889% 11/25/33 (f)	3,595	3,432
Series 2004-A Class 2A1, 3.5464% 2/25/34 (f)	2,437	2,225
Series 2004-D Class 2A1, 3.6153% 5/25/34 (f)	1,258	1,153
Series 2005-H:
Class 1A1, 4.9261% 9/25/35 (f)	1,254	1,156
Class 2A2, 4.8029% 9/25/35 (f)	1,500	1,355
Bayview Commercial Asset Trust Series 2006-3A Class IO, 1.1688% 10/25/36 (f)(h)	72,677	6,250
Chase Mortgage Finance Trust:
Series 2007-A1 Class 1A5, 4.3742% 2/25/37 (f)	2,317	2,190
Series 2007-A2 Class 2A1, 4.2836% 7/25/37 (f)	3,429	3,152
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 4.5993% 11/25/34 (f)	3,639	3,384
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 2.9669% 6/15/22 (a)(f)	8,932	7,949
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 4.7027% 10/25/35 (f)	6,228	5,741
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B6, 5.3131% 7/10/35 (a)(f)	3,858	2,846
Series 2003-CB1:
Class B4, 4.1131% 6/10/35 (a)(f)	3,007	2,263
Class B5, 4.7131% 6/10/35 (a)(f)	2,053	1,631
Class B6, 5.2131% 6/10/35 (a)(f)	1,218	878
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 4.9719% 12/25/36 (a)(f)	4,593	214
WaMu Mortgage pass-thru certificates:
Series 2004-AR7 Class A6, 3.9397% 7/25/34 (f)	2,108	2,075
Series 2005-AR14 Class 1A1, 5.0506% 12/25/35 (f)	13,704	13,284
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-EE Class 2A2, 4.0025% 12/25/34 (f)	12,198	11,067
Series 2004-V Class 1A2, 3.8338% 10/25/34 (f)	5,919	5,563
Series 2005-AR12 Class 2A6, 4.3173% 7/25/35 (f)	5,495	5,014
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Wells Fargo Mortgage Backed Securities Trust: - continued
Series 2005-AR3 Class 2A1, 4.2121% 3/25/35 (f)	$ 2,085	$ 1,905
Series 2006-AR8 Class 3A1, 5.2376% 4/25/36 (f)	47,605	44,414
TOTAL PRIVATE SPONSOR		134,235
U.S. Government Agency - 2.2%
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2630 Class KS, 4% 1/15/17 (d)	22,130	21,902
Series 3079 Class MB, 5% 10/15/28	30,807	31,260
Series 3082 Class PG, 5% 10/15/29	50,300	50,587
Series 3118 Class QB, 5% 2/15/29	33,731	33,892
Series 3258 Class PM, 5.5% 12/15/36	83,941	85,130
TOTAL U.S. GOVERNMENT AGENCY		222,771
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $371,980)		357,006
Commercial Mortgage Securities - 1.3%

Bayview Commercial Asset Trust floater:
Series 2007-2A:
Class A1, 2.7419% 7/25/37 (a)(f)	2,237	1,857
Class A2, 2.7919% 7/25/37 (a)(f)	2,096	1,656
Class B1, 4.0719% 7/25/37 (a)(f)	619	285
Class B2, 4.7219% 7/25/37 (a)(f)	539	234
Class B3, 5.8219% 7/25/37 (a)(f)	604	257
Class M1, 2.8419% 7/25/37 (a)(f)	703	478
Class M2, 2.8819% 7/25/37 (a)(f)	356	231
Class M3, 2.9619% 7/25/37 (a)(f)	361	224
Class M4, 3.1219% 7/25/37 (a)(f)	772	436
Class M5, 3.2219% 7/25/37 (a)(f)	680	364
Class M6, 3.4719% 7/25/37 (a)(f)	867	438
Series 2007-3:
Class B1, 3.4219% 7/25/37 (a)(f)	556	278
Class B2, 4.0719% 7/25/37 (a)(f)	1,456	786
Class B3, 6.4719% 7/25/37 (a)(f)	744	363
Class M1, 2.7819% 7/25/37 (a)(f)	483	291
Class M2, 2.8119% 7/25/37 (a)(f)	515	301
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust floater: - continued
Series 2007-3:
Class M3, 2.8419% 7/25/37 (a)(f)	$ 842	$ 465
Class M4, 2.9719% 7/25/37 (a)(f)	1,329	784
Class M5, 3.0719% 7/25/37 (a)(f)	663	356
Class M6, 3.2719% 7/25/37 (a)(f)	503	261
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T28 Class A1, 5.422% 9/11/42	5,599	5,472
Chase Commercial Mortgage Securities Corp. Series 2000-3 Class G 6.887% 10/15/32 (a)	9,742	7,645
Citigroup Commercial Mortgage Trust:
Series 2007-C6 Class A4, 5.7001% 12/10/49 (f)	15,000	13,656
Series 2007-FL3A Class A2, 2.6069% 4/15/22 (a)(f)	8,398	7,558
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class ASP, 0.6687% 1/15/37 (a)(f)(h)	136,665	2,852
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	7,151	7,146
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6614% 12/10/41 (f)(h)	13,384	191
GS Mortgage Securities Corp. II floater Series 2007-EOP:
Class D, 2.8313% 3/1/20 (a)(f)	9,955	9,159
Class H, 3.1113% 3/1/20 (a)(f)	960	874
Class J, 3.3113% 3/1/20 (a)(f)	1,375	1,251
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2006-LDP9 Class A2, 5.134% 5/15/47 (f)	18,365	16,804
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9361% 7/15/44 (f)	18,248	16,884
Merrill Lynch-CFC Commercial Mortgage Trust Series 2007-7 Class B, 5.75% 6/25/50	2,790	1,636
Morgan Stanley Capital I Trust sequential payer Series 2007-HQ11 Class A31, 5.439% 2/20/44 (f)	17,270	16,153
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 2007-C31:
Class A1, 5.14% 4/15/47	3,721	3,655
Class A4, 5.509% 4/15/47	5,752	5,141
Series 2007-C31 Class C, 5.6918% 4/15/47 (f)	8,950	5,552
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $152,571)		131,974
Municipal Securities - 0.6%
	Principal Amount (000s)	Value (000s)
California Gen. Oblig.:
5.25% 3/1/38	$ 18,000	$ 18,004
5.25% 8/1/38	9,300	9,302
Chicago Board of Ed. Series 2005 A, 5.5% 12/1/30 (AMBAC Insured)	5,000	5,333
Connecticut Gen. Oblig. Series 2007 B, 5% 5/1/15	4,550	5,023
Minnesota Gen. Oblig. 5% 6/1/15	4,550	5,040
Montgomery County Gen. Oblig. (Consolidated Pub. Impt. Proj.) Series A, 5% 5/1/13	3,645	3,981
North Carolina Gen. Oblig. Series A, 5.5% 3/1/13	6,800	7,576
TOTAL MUNICIPAL SECURITIES (Cost $54,910)		54,259
Foreign Government and Government Agency Obligations - 0.1%

Israeli State 4.625% 6/15/13 (Cost $6,668)	6,725	6,661
Supranational Obligations - 0.0%

Corporacion Andina de Fomento:
5.2% 5/21/13	1,575	1,557
6.875% 3/15/12	1,630	1,710
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,182)		3,267
Fixed-Income Funds - 45.3%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (g)	3,247,815	273,953
Fidelity Commercial Mortgage-Backed Securities Central Fund (g)	9,062,159	804,720
Fidelity Corporate Bond 1-5 Year Central Fund (g)	4,647,046	454,435
Fidelity Mortgage Backed Securities Central Fund (g)	20,354,457	1,998,004
Fidelity Specialized High Income Central Fund (g)	2,110,860	195,170
Fidelity Ultra-Short Central Fund (g)	9,868,647	806,565
TOTAL FIXED-INCOME FUNDS (Cost $4,924,289)		4,532,847
Preferred Securities - 0.1%
	Principal Amount (000s)	Value (000s)
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (f) (Cost $15,235)	$ 15,235	$ 12,730
Cash Equivalents - 7.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 2.12%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (Cost $710,670)	$ 710,837	710,670
TOTAL INVESTMENT PORTFOLIO - 113.9% (Cost $11,969,952)		11,393,005
NET OTHER ASSETS - (13.9)%		(1,390,175)
NET ASSETS - 100%		$ 10,002,830
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	$ 970	(785)
Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class B3, 7.2913% 9/25/34	Oct. 2034	1,036	(782)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.3950% 11/25/34

	Dec. 2034	$ 1,366	$ (1,169)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 6.3950% 8/25/34	Sept. 2034	868	(804)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7 Class B3, 7.6913% 7/25/34	August 2034	1,278	(1,162)
Receive from Bank of America, upon credit event of Gannett Co., Inc., par value of the notional amount of Gannett Co., Inc. 6.375% 4/1/12, and pay quarterly notional amount multiplied by .2%	June 2009	7,095	79
Receive from Barclays Bank upon credit event of CVS Caremark Corp., par value of the notional amount of CVS Caremark Corp. 4.875% 9/15/14, and pay quarterly notional amount multiplied by .56%	March 2013	16,900	(39)
Receive from Barclays Bank upon credit event of Ryder System, Inc., par value of the notional amount of Ryder System, Inc. 6.95% 12/1/25, and pay quarterly notional amount multiplied by .91%	June 2013	13,600	271
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	3,800	24
Receive from Citibank upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/1/13, and pay quarterly notional amount multiplied by 2.35%	June 2013	6,300	447
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive from Citibank upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.15%

	June 2013	$ 4,200	$ 337
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by .90%	Dec. 2012	6,900	558
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by 1.38%	March 2013	13,400	859
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by 1.43%	March 2013	6,700	416
Receive from Credit Suisse First Boston upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.3%	June 2013	4,200	314
Receive from Credit Suisse First Boston upon credit event of Citigroup, Inc., par value of the notional amount of Citigroup, Inc. 6.5% 1/18/11, and pay quarterly notional amount multiplied by .96%	June 2013	13,600	359
Receive from Credit Suisse First Boston upon credit event of Citigroup, Inc., par value of the notional amount of Citigroup, Inc. 6.5% 1/18/11, and pay quarterly notional amount multiplied by 1.37%	June 2013	10,200	85
Receive from Deutsche Bank upon credit event of Aetna, Inc., par value of the notional amount of Aetna, Inc. 6.625% 6/15/36, and pay quarterly notional amount multiplied by .33%	Sept. 2017	17,250	389
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive from Deutsche Bank upon credit event of Ambac Assurance Corporation, par value of the notional amount of bonds guaranteed by Ambac Assurance Corporation, and pay quarterly notional amount multiplied by 4.15%

	March 2013	$ 16,800	$ 3,633
Receive from Deutsche Bank upon credit event of Household Finance Corp., par value of the notional amount of Household Finance Corp. 7% 5/15/12, and pay quarterly notional amount multiplied by .35%	Dec. 2012	20,000	1,963
Receive from Deutsche Bank upon credit event of Southwest Airlines Co., par value of the notional amount of Southwest Airlines Co. 5.25% 10/1/14, and pay quarterly notional amount multiplied by 1.4%	June 2013	13,600	128
Receive from Deutsche Bank upon credit event of Washington Mutual, Inc., par value of the notional amount of Washington Mutual, Inc. 5.25% 9/15/17, and pay quarterly notional amount multiplied by 1.19%	Sept. 2012	9,800	3,250
Receive from Deutsche Bank, upon credit event of Chartered Semiconductor Manufacturing Ltd., par value of the notional amount of Chartered Semiconductor Manufacturing Ltd. 6.375% 8/3/15 and pay quarterly notional amount multiplied by 1.14%	Sept. 2013	10,650	739
Receive from Deutsche Bank, upon credit event of Gannett Co., Inc., par value of the notional amount of Gannett Co., Inc. 6.375% 4/1/12, and pay quarterly notional amount multiplied by .24%	June 2009	8,895	95
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	5,586	49
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	5,586	49
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.19%	March 2018	$ 4,929	$ 154
Receive from Goldman Sachs upon credit event of Dow Chemical Co., par value of the notional amount of Dow Chemical Co. 6% 10/1/12, and pay quarterly notional amount multiplied by .55%	Sept. 2017	13,700	419
Receive from Goldman Sachs, upon credit event of Ambac Assurance Corporation, par value of the notional amount of bonds guaranteed by Ambac Assurance Corporation, and pay quarterly notional amount multiplied by 3.8%	March 2013	6,700	1,522
Receive from Lehman Brothers, Inc. upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.27%	June 2013	4,200	318
Receive from Merrill Lynch, Inc., upon credit event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15 and pay quarterly notional amount multiplied by 1.68%	Sept. 2013	7,660	11
Receive from Merrill Lynch, Inc., upon credit event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15, and pay quarterly notional amount multiplied by 2.12%	Sept. 2013	5,085	(95)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	9,200	(8,372)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	25,000	(22,750)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (e)

	Sept. 2037	$ 18,700	$ (17,017)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	5,600	(5,096)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional amount (e)	Sept. 2037	8,400	(7,644)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	22,000	(20,020)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Morgan Stanley, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	10,200	(9,282)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	16,700	(15,197)
Receive monthly notional amount multiplied by .55% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2004-WCW1 Class M4, 6.835% 9/25/34	Oct. 2034	9,300	(7,064)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35

	Feb. 2035	$ 3,200	$ (2,819)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	773	(377)
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	3,200	(2,893)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	2,971	(1,381)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	2,680	(565)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	2,730	(2,573)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	2,971	(2,800)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32

	April 2032	$ 262	$ (233)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	264	(202)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	49	(43)
Receive monthly notional amount multiplied by 2.7% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.41% 5/25/35	June 2035	10,445	(9,669)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon credit event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	2,208	(2,062)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	4,750	(4,200)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	2,971	(2,221)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36

	August 2036	$ 4,750	$ (4,364)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36	Oct. 2036	4,750	(4,293)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon credit event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	11,200	5
Receive quarterly notional amount multiplied by .72% and pay Bank of America upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	10,500	(211)
Receive quarterly notional amount multiplied by .78% and pay Deutsche Bank upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	10,505	(188)
Receive quarterly notional amount multiplied by 4% and pay Morgan Stanley, Inc. upon credit event of Developers Diversified Realty Corp., par value of the notional amount of Developers Diversified Realty Corp. 5.375% 10/15/12	March 2013	13,500	33
		$ 482,633	$ (141,866)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $567,314,000 or 5.7% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $144,002,000.
(e) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com,as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$710,670,000 due 9/02/08 at 2.12%
ABN AMRO Bank N.V., New York Branch	$ 20,595
Banc of America Securities LLC	55,675
Bank of America, NA	205,951
Barclays Capital, Inc.	370,710
Greenwich Capital Markets, Inc.	20,595
ING Financial Markets LLC	26,846
RBC Capital Markets Corp.	10,298
$ 710,670
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 20,932
Fidelity Commercial Mortgage-Backed Securities Central Fund	49,533
Fidelity Corporate Bond 1-5 Year Central Fund	25,285
Fidelity Mortgage Backed Securities Central Fund	118,326
Fidelity Specialized High Income Central Fund	12,669
Fidelity Ultra-Short Central Fund	57,004
Total	$ 283,749
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 684,797	$ 20,932	$ 380,489	$ 273,953	18.2%
Fidelity Commercial Mortgage-Backed Securities Central Fund	1,079,607	49,534	244,261	804,720	23.2%
Fidelity Corporate Bond 1-5 Year Central Fund	633,792	25,285	199,771	454,435	69.1%
Fidelity Mortgage Backed Securities Central Fund	2,282,321	118,327	399,484	1,998,004	22.2%
Fidelity Specialized High Income Central Fund	153,954	50,500	-	195,170	47.5%
Fidelity Ultra-Short Central Fund	2,327,141	317,546	1,635,854	806,565	22.7%
Total	$ 7,161,612	$ 582,124	$ 2,859,859	$ 4,532,847
Other Information
The information in the following table is based on the combined investment of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
United Kingdom	3.4%
Canada	1.8%
Others (individually less than 1%)	5.3%
100.0%
Income Tax Information
At August 31, 2008, the fund had a capital loss carryforward of approximately $123,382,000 of which $107,051,000 and $16,331,000 will expire on August 31, 2014 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $710,670) - See accompanying schedule: Unaffiliated issuers (cost $7,045,663)	$ 6,860,158
Fidelity Central Funds (cost $4,924,289)	4,532,847
Total Investments (cost $11,969,952)		$ 11,393,005
Commitment to sell securities on a delayed delivery basis	(108,922)
Receivable for securities sold on a delayed delivery basis	106,607	(2,315)
Receivable for investments sold Regular delivery		2,128
Delayed delivery		128
Receivable for swap agreements		156
Receivable for fund shares sold		5,468
Interest receivable		58,237
Distributions receivable from Fidelity Central Funds		18,882
Unrealized appreciation on swap agreements		16,506
Other receivables		102
Total assets		11,492,297

Liabilities
Payable for investments purchased Regular delivery	$ 17,057
Delayed delivery	1,301,106
Payable for fund shares redeemed	7,967
Distributions payable	1,045
Unrealized depreciation on swap agreements	158,372
Accrued management fee	2,626
Distribution fees payable	46
Other affiliated payables	1,137
Other payables and accrued expenses	111
Total liabilities		1,489,467

Net Assets		$ 10,002,830
Net Assets consist of:
Paid in capital		$ 10,830,531
Undistributed net investment income		33,213
Accumulated undistributed net realized gain (loss) on investments		(161,906)
Net unrealized appreciation (depreciation) on investments		(699,008)
Net Assets		$ 10,002,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($79,417.8 ÷ 11,530.23 shares)	$ 6.89

Maximum offering price per share (100/96.00 of $6.89)	$ 7.18
Class T: Net Asset Value and redemption price per share ($52,837.4 ÷ 7,667.90 shares)	$ 6.89

Maximum offering price per share (100/96.00 of $6.89)	$ 7.18
Class B: Net Asset Value and offering price per share ($9,096.8 ÷ 1,319.34 shares)A	$ 6.89

Class C: Net Asset Value and offering price per share ($13,773.9 ÷ 1,997.50 shares)A	$ 6.90

Investment Grade Bond: Net Asset Value, offering price and redemption price per share ($9,813,895.7 ÷ 1,424,001.54 shares)	$ 6.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($33,808.4 ÷ 4,901.40 shares)	$ 6.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2008

Investment Income
Dividends		$ 967
Interest		310,428
Income from Fidelity Central Funds		283,749
Total income		595,144

Expenses
Management fee	$ 34,342
Transfer agent fees	11,091
Distribution fees	608
Fund wide operations fee	3,745
Independent trustees' compensation	46
Miscellaneous	21
Total expenses before reductions	49,853
Expense reductions	(571)	49,282
Net investment income		545,862
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,177
Fidelity Central Funds	(188,828)
Futures contracts	3,690
Swap agreements	51,420
Total net realized gain (loss)		(26,541)
Change in net unrealized appreciation (depreciation) on: Investment securities	(306,149)
Swap agreements	(106,230)
Delayed delivery commitments	(2,315)
Total change in net unrealized appreciation (depreciation)		(414,694)
Net gain (loss)		(441,235)
Net increase (decrease) in net assets resulting from operations		$ 104,627

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 545,862	$ 582,580
Net realized gain (loss)	(26,541)	(10,903)
Change in net unrealized appreciation (depreciation)	(414,694)	(265,820)
Net increase (decrease) in net assets resulting from operations	104,627	305,857
Distributions to shareholders from net investment income	(516,873)	(577,055)
Distributions to shareholders from net realized gain	(11,157)	(14,688)
Total distributions	(528,030)	(591,743)
Share transactions - net increase (decrease)	(1,526,467)	1,944,823
Total increase (decrease) in net assets	(1,949,870)	1,658,937

Net Assets
Beginning of period	11,952,700	10,293,763
End of period (including undistributed net investment income of $33,213 and undistributed net investment income of $9,642, respectively)	$ 10,002,830	$ 11,952,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,

2008

2007

2006 L

2006 J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 7.35	$ 7.24	$ 7.50	$ 7.47	$ 7.70
Income from Investment Operations
Net investment income E	.331	.353	.118	.298	.237	.224
Net realized and unrealized gain (loss)	(.303)	(.161)	.092	(.206)	.131	(.095)
Total from investment operations	.028	.192	.210	.092	.368	.129
Distributions from net investment income	(.311)	(.352)	(.100)	(.282)	(.238)	(.229)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.318)	(.362)	(.100)	(.352)	(.338)	(.359)
Net asset value, end of period	$ 6.89	$ 7.18	$ 7.35	$ 7.24	$ 7.50	$ 7.47
Total Return B, C, D	.36%	2.61%	2.92%	1.23%	5.03%	1.68%
Ratios to Average Net Assets F, H
Expenses before reductions	.80%	.75%	.71% A	.71%	.83%	.83%
Expenses net of fee waivers, if any	.80%	.75%	.71% A	.71%	.83%	.83%
Expenses net of all reductions	.80%	.74%	.71% A	.71%	.83%	.83%
Net investment income	4.67%	4.83%	4.86% A	4.04%	3.17%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 79	$ 79	$ 46	$ 37	$ 31	$ 22
Portfolio turnover rate G	231%	181% K	206% A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,

2008

2007

2006 L

2006 J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 7.35	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.332	.350	.116	.290	.230	.214
Net realized and unrealized gain (loss)	(.303)	(.163)	.091	(.216)	.141	(.094)
Total from investment operations	.029	.187	.207	.074	.371	.120
Distributions from net investment income	(.312)	(.347)	(.097)	(.274)	(.231)	(.220)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.319)	(.357)	(.097)	(.344)	(.331)	(.350)
Net asset value, end of period	$ 6.89	$ 7.18	$ 7.35	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	.36%	2.54%	2.89%	.98%	5.07%	1.56%
Ratios to Average Net Assets F, H
Expenses before reductions	.80%	.80%	.82%A	.83%	.93%	.96%
Expenses net of fee waivers, if any	.80%	.80%	.82%A	.83%	.93%	.95%
Expenses net of all reductions	.79%	.79%	.81%A	.83%	.93%	.95%
Net investment income	4.67%	4.77%	4.76%A	3.92%	3.07%	2.84%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 68	$ 59	$ 57	$ 48	$ 30
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,

2008

2007

2006 L

2006J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.281	.299	.099	.239	.180	.166
Net realized and unrealized gain (loss)	(.313)	(.164)	.102	(.216)	.140	(.095)
Total from investment operations	(.032)	.135	.201	.023	.320	.071
Distributions from net investment income	(.261)	(.295)	(.081)	(.223)	(.180)	(.171)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.268)	(.305)	(.081)	(.293)	(.280)	(.301)
Net asset value, end of period	$ 6.89	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	(.49)%	1.83%	2.79%	.28%	4.37%	.90%
Ratios to Average Net AssetsF, H
Expenses before reductions	1.50%	1.50%	1.50%A	1.51%	1.64%	1.63%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%A	1.51%	1.60%	1.60%
Expenses net of all reductions	1.50%	1.50%	1.50%A	1.51%	1.59%	1.60%
Net investment income	3.96%	4.07%	4.07%A	3.24%	2.40%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$ 9	$ 10	$ 9	$ 9	$ 9	$ 9
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,

2008

2007

2006L

2006J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.278	.294	.097	.233	.176	.161
Net realized and unrealized gain (loss)	(.304)	(.163)	.102	(.216)	.140	(.095)
Total from investment operations	(.026)	.131	.199	.017	.316	.066
Distributions from net investment income	(.257)	(.291)	(.079)	(.217)	(.176)	(.166)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.264)	(.301)	(.079)	(.287)	(.276)	(.296)
Net asset value, end of period	$ 6.90	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	(.40)%	1.77%	2.76%	.20%	4.30%	.84%
Ratios to Average Net AssetsF, H
Expenses before reductions	1.55%	1.55%	1.58% A	1.60%	1.67%	1.66%
Expenses net of fee waivers, if any	1.55%	1.55%	1.58%A	1.60%	1.66%	1.66%
Expenses net of all reductions	1.55%	1.55%	1.58%A	1.60%	1.66%	1.66%
Net investment income	3.91%	4.02%	3.99%A	3.15%	2.34%	2.13%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 17	$ 10	$ 9	$ 7	$ 7
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investment Grade Bond

Years ended August 31,

2008

2007

2006K

2006I

2005I

2004I

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.35	$ 7.24	$ 7.50	$ 7.47	$ 7.70
Income from Investment Operations
Net investment income D	.356	.376	.124	.317	.254	.240
Net realized and unrealized gain (loss)	(.313)	(.153)	.092	(.206)	.130	(.095)
Total from investment operations	.043	.223	.216	.111	.384	.145
Distributions from net investment income	(.336)	(.373)	(.106)	(.301)	(.254)	(.245)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.343)	(.383)	(.106)	(.371)	(.354)	(.375)
Net asset value, end of period	$ 6.89	$ 7.19	$ 7.35	$ 7.24	$ 7.50	$ 7.47
Total ReturnB, C	.57%	3.05%	3.01%	1.48%	5.26%	1.89%
Ratios to Average Net AssetsE, G
Expenses before reductions	.45%	.45%	.45% A	.46%	.61%	.63%
Expenses net of fee waivers, if any	.45%	.45%	.45%A	.46%	.61%	.63%
Expenses net of all reductions	.44%	.44%	.45%A	.46%	.61%	.63%
Net investment income	5.02%	5.13%	5.12%A	4.29%	3.39%	3.16%
Supplemental Data
Net assets, end of period (in millions)	$ 9,814	$ 11,739	$ 10,141	$ 8,018	$ 6,721	$ 5,735
Portfolio turnover rateF	231%	181%J	206% A, H	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the period ended April 30.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,

2008

2007

2006 K

2006 I

2005 I

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.25	$ 7.51	$ 7.48	$ 7.70
Income from Investment Operations
Net investment income D	.353	.374	.124	.313	.254	.233
Net realized and unrealized gain (loss)	(.303)	(.163)	.091	(.205)	.129	(.078)
Total from investment operations	.050	.211	.215	.108	.383	.155
Distributions from net investment income	(.333)	(.371)	(.105)	(.298)	(.253)	(.245)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.340)	(.381)	(.105)	(.368)	(.353)	(.375)
Net asset value, end of period	$ 6.90	$ 7.19	$ 7.36	$ 7.25	$ 7.51	$ 7.48
Total Return B, C	.66%	2.88%	2.99%	1.44%	5.24%	2.04%
Ratios to Average Net Assets E, G
Expenses before reductions	.50%	.48%	.49% A	.50%	.59%	.64%
Expenses net of fee waivers, if any	.50%	.48%	.49%A	.50%	.59%	.64%
Expenses net of all reductions	.49%	.47%	.49%A	.50%	.59%	.64%
Net investment income	4.97%	5.10%	5.07%A	4.25%	3.40%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,808	$ 41,276	$ 29,386	$ 25,776	$ 16,084	$ 2,840
Portfolio turnover rate F	231%	181% J	206% A, H	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the period ended April 30.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Investment Grade Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Commercial Mortgage-Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade commercial mortgage-backed securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Mortgage Dollar Rolls Repurchase Agreements Swap Agreements
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 70,421
Unrealized depreciation	(709,685)
Net unrealized appreciation (depreciation)	$ (639,264)
Undistributed ordinary income	27,559
Capital loss carryforward	(123,382)

Cost for federal income tax purposes	$ 12,032,269

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 528,030	$ 591,743

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses

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4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Swap Agreements - continued

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities, realizing a gain or loss, and simultaneously agrees to repurchase substantially similar securities at a future date. In addition, the Fund may enter into reverse dollar rolls in which the Fund purchases and simultaneously agrees to sell substantially similar securities at a future date. During the period between the sale and repurchase in a dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments of the Fund. During the period between the purchase and subsequent sale in a reverse dollar roll transaction, the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $2,210,801 and $3,649,908, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets

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6. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

In addition, under the expense contract, FMR pays all class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 213	$ 38
Class T	0%	.25%	154	4
Class B	.65%	.25%	88	64
Class C	.75%	.25%	153	32
			$ 608	$ 138

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12
Class T	2
Class B*	23
Class C*	5
$ 42

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund. FIIOC receives an asset-based fee of .10% of Investment Grade Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Investment Grade Bond shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 171.20
Class T	121.20
Class B	25.25
Class C	31.20
Investment Grade Bond	10,686.10
Institutional Class	57.15
	$ 11,091

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $1,889.

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $35. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5
Class T	4
Investment Grade Bond	525
Institutional Class	2
$ 536

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 Fund and Fidelity Freedom 2020 Fund were the owners of record of approximately 12% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2008	2007
From net investment income
Class A	$ 3,742	$ 3,068
Class T	2,716	3,063
Class B	358	397
Class C	556	572
Investment Grade Bond	507,696	568,231
Institutional Class	1,805	1,724
Total	$ 516,873	$ 577,055
From net realized gain
Class A	$ 82	$ 77
Class T	64	85
Class B	9	13
Class C	15	16
Investment Grade Bond	10,947	14,456
Institutional Class	40	41
Total	$ 11,157	$ 14,688

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended August 31,	2008	2007	2008	2007
Class A
Shares sold	6,217	7,301	$ 44,378	$ 53,656
Reinvestment of distributions	515	414	3,652	3,036
Shares redeemed	(6,144)	(2,974)	(43,427)	(21,797)
Net increase (decrease)	588	4,741	$ 4,603	$ 34,895
Class T
Shares sold	3,480	4,101	$ 24,742	$ 30,149
Reinvestment of distributions	382	423	2,711	3,102
Shares redeemed	(5,613)	(3,090)	(39,832)	(22,619)
Net increase (decrease)	(1,751)	1,434	$ (12,379)	$ 10,632
Class B
Shares sold	446	407	$ 3,206	$ 2,988
Reinvestment of distributions	39	43	280	314
Shares redeemed	(537)	(365)	(3,818)	(2,676)
Net increase (decrease)	(52)	85	$ (332)	$ 626
Class C
Shares sold	846	1,716	$ 6,043	$ 12,632
Reinvestment of distributions	53	54	379	397
Shares redeemed	(1,238)	(791)	(8,831)	(5,778)
Net increase (decrease)	(339)	979	$ (2,409)	$ 7,251
Investment Grade Bond
Shares sold	235,999	397,704	$ 1,676,819	$ 2,923,221
Reinvestment of distributions	71,069	77,325	504,629	567,650
Shares redeemed	(516,730)	(220,217)	(3,691,519)	(1,612,267)
Net increase (decrease)	(209,662)	254,812	$ (1,510,071)	$ 1,878,604
Institutional Class
Shares sold	2,395	3,197	$ 16,310	$ 23,420
Reinvestment of distributions	212	177	1,503	1,297
Shares redeemed	(3,445)	(1,627)	(23,692)	(11,902)
Net increase (decrease)	(838)	1,747	$ (5,879)	$ 12,815

13. Credit Risk.

The Fund invests a portion of its assets, directly or indirectly, in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

13. Credit Risk - continued

volatility of market price and periods of decreased market activity that have adversely impacted the valuation of certain issuers of the Fund.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI's affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

14. Proposed Reorganization.

On June 19, 2008, the Board of Trustees of the Fund and the Board of Trustees of the Capital One Total Return Bond Fund ("Total Return Bond Fund") approved an Agreement and Plan of Reorganization between the Fund and Total Return Bond Fund. The agreement provides for the transfer of all the assets of Total Return Bond Fund (other than any deferred, accrued or prepaid expenses or any assets necessary to discharge any liabilities of Total Return Bond Fund following the merger) in exchange solely for the number of shares of Class A of the Fund with an equal dollar value of the outstanding shares of Total Return Bond Fund on the day the reorganization is effective.

A meeting of the shareholders of Total Return Bond Fund is expected to be held in October, 2008 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about November 21, 2008. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Grade Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 376 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (72)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of Investment Grade Bond. Mr. Hebble also serves as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2006

Vice President of Investment Grade Bond. Mr. Greer also serves as Vice President of Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-
present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (54)

Year of Election or Appointment: 2008

Vice President of Investment Grade Bond. Mr. Churchill also serves as Vice President of Fidelity's Bond Funds (2008-present). Mr. Churchill is Executive Vice President of FMR (2005-present), FMR Co., Inc. (2005-present) and Fidelity Investments Money Management, Inc. (2008-present). Previously, Mr. Churchill served as Senior Vice President of FMR (1997-2005) and Senior Vice President of Fidelity Investments Money Management, Inc. (2000-2006).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Investment Grade Bond. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)

Year of Election or Appointment: 2008

Assistant Secretary of Investment Grade Bond. Ms. Prior also serves as Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2002-present).

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Investment Grade Bond. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Investment Grade Bond. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Investment Grade Bond. Mr. Whitaker also serves as Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2007-
present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Investment Grade Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Investment Grade Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Investment Grade Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Investment Grade Bond. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of Investment Grade Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 2.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $409,805,006 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Investment Grade Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Fidelity Investment Grade Bond (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Investment Grade Bond (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Investment Grade Bond Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Investment Grade Bond (retail class) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance and how investment personnel evaluate potential for incremental return against the risks involved in obtaining that incremental return. The Board considered the steps that FMR has taken to strengthen and refine its risk management processes in light of recent credit events that have affected various sectors of the fixed-income markets. The Board will continue to closely monitor the performance of the fund in the coming year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Investment Grade Bond Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Investment Grade Bond (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Investment Grade Bond (retail class) to 45 basis points. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class. The fund's Advisor classes are subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that each class's total expenses ranked below its competitive median for 2007.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Money
Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IGB-UANN-1008
1.784722.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Investment Grade Bond

Fund - Class A, Class T, Class B
and Class C

Annual Report

August 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity® Investment Grade
Bond Fund

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge) A	-3.66%	2.17%	4.22%
Class T (incl. 4.00% sales charge) B	-3.65%	2.09%	4.16%
Class B (incl. contingent deferred sales charge) C	-5.28%	1.88%	4.16%
Class C (incl. contingent deferred sales charge) D	-1.36%	2.19%	4.14%

A As of April 1, 2007, Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on August 27, 2002. Returns between August 27, 2002 and March 31, 2007 reflect a 0.15% 12b-1 fee. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund, which has no 12b-1 fee. Had Class A shares' current 12b-1 fee been reflected, returns prior to April 1, 2007 would have been lower.

B Class T shares bear a 0.25% 12b-1 fee. The initial offering of Class T shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to August 27, 2002 would have been lower.

C Class B shares bear a 0.90% 12b-1 fee. The initial offering of Class B shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to August 27, 2002 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original ,class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to August 27, 2002 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Investment Grade Bond Fund - Class A on August 31, 1998, and the current 4.00% sales charge was paid. The chart shows how the value of the investment would have changed, and also shows how the Lehman Brothers® U.S. Aggregate Index performed over the same period. The initial offering of Class A took place on August 27, 2002. See the previous page for additional information regarding the performance of Class A.

In prior years, the performance from year to year was represented by the performance of Class T. Going forward, the fund's performance will be represented by Class A for consistency with other fund materials.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Moore, Portfolio Manager of Fidelity Advisor Investment Grade Bond Fund

Several years of healthy economic growth and a hearty appetite for risk abruptly reversed during the 12-month period ending August 31, 2008, as a meltdown in the subprime mortgage market led to an unnerving credit crisis. In response, bond investors fled from lower-quality debt instruments and flocked to those with an explicit or implicit guarantee from the U.S. government. The investment-grade bond market as a whole, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86% during the past year, while seeing appreciable performance disparity among its constituents. Treasuries did the best, benefiting from their reputation as one of the world's safest investments. The Lehman Brothers U.S. Treasury Index gained 8.65% during the period - one of the highest returns of any domestic or international asset class over the past 12 months. At the opposite end of the spectrum, the asset-backed sector - home to weak-performing subprime debt - had negative results, falling 3.48% according to the Lehman Brothers U.S. Fixed-Rate Asset-Backed Securities Index.

For the 12 months ending August 31, 2008, the fund's Class A, Class T, Class B and Class C shares returned 0.36%, 0.36%, -0.49% and -0.40%, respectively (excluding sales charges), well short of the Lehman Brothers U.S. Aggregate Index. Asset-backed bonds, and especially subprime mortgage holdings, were the biggest negative in relative terms by far. The fund's subprime bonds were very highly rated and occupied only a small portion of the portfolio. But when the housing market's downturn accelerated, these issues lost much of their value and did so much more quickly than we - as well as most other analysts - expected. I owned some subprime loans directly, but the majority of the fund's exposure came from the various central funds in the portfolio - especially Fidelity® Ultra-Short Central Fund. The fund's overweighting in commercial mortgage backed securities (CMBS) was also a negative. The significant risk aversion in the market meant that my higher-quality CMBS holdings did relatively poorly. Because of their high prices and very low yields, I was selling Treasuries throughout the period. It was a good long-term strategy, in my view, but a big negative for the fund's recent performance, as nervous investors participated in a "flight to quality," causing Treasury yields to tumble. The main positive was an out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS). These bonds did well as inflation expectations grew. Yield-curve positioning was another helpful factor for performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 to August 31, 2008
Class A
Actual	$ 1,000.00	$ 981.40	$ 3.98
Hypothetical A	$ 1,000.00	$ 1,021.11	$ 4.06
Class T
Actual	$ 1,000.00	$ 980.00	$ 3.93
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.01
Class B
Actual	$ 1,000.00	$ 976.50	$ 7.45
Hypothetical A	$ 1,000.00	$ 1,017.60	$ 7.61
Class C
Actual	$ 1,000.00	$ 977.70	$ 7.71
Hypothetical A	$ 1,000.00	$ 1,017.34	$ 7.86
Investment Grade Bond
Actual	$ 1,000.00	$ 981.70	$ 2.24
Hypothetical A	$ 1,000.00	$ 1,022.87	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 982.90	$ 2.49
Hypothetical A	$ 1,000.00	$ 1,022.62	$ 2.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.80%
Class T	.79%
Class B	1.50%
Class C	1.55%
Investment Grade Bond	.45%
Institutional Class	.50%

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2008	As of February 29, 2008
U.S. Government and U.S. Government Agency Obligations 58.4%	U.S. Government and U.S. Government Agency Obligations 62.0%
AAA 13.4%	AAA 15.8%
AA 5.7%	AA 5.4%
A 9.8%	A 7.6%
BBB 20.0%	BBB 16.6%
BB and Below 4.3%	BB and Below 4.4%
Not Rated 0.4%	Not Rated 0.5%
Short-Term Investments and Net Other Assets† (12.0)%	Short-Term Investments and Net Other Assets† (12.3)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2008
6 months ago
Years	6.2	5.8

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2008
6 months ago
Years	4.7	4.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2008 *		As of February 29, 2008 **
	Corporate Bonds 33.6%		Corporate Bonds 28.1%
	U.S. Government and U.S. Government Agency Obligations 58.4%		U.S. Government and U.S. Government Agency Obligations 62.0%
	Asset-Backed Securities 5.8%		Asset-Backed Securities 6.8%
	CMOs and Other Mortgage Related Securities 13.3%		CMOs and Other Mortgage Related Securities 14.8%
	Municipal Bonds 0.6%		Municipal Bonds 0.3%
	Other Investments 0.3%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets† (12.0)%		Short-Term Investments and Net Other Assets† (12.3)%
* Foreign investments	10.5%	** Foreign investments	8.7%
* Futures and Swaps	0.5%	** Futures and Swaps	0.8%

†Short-term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.6%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 0.2%
Ford Motor Co. 7.45% 7/16/31	$ 40,245	$ 20,726
Household Durables - 0.1%
Fortune Brands, Inc. 5.875% 1/15/36	2,745	2,224
Newell Rubbermaid, Inc.:
5.5% 4/15/13	6,993	6,752
6.25% 4/15/18	3,425	3,099
		12,075
Media - 1.8%
AOL Time Warner, Inc. 6.75% 4/15/11	22,380	22,902
Comcast Corp.:
4.95% 6/15/16	15,874	14,649
5.9% 3/15/16	14,300	13,974
COX Communications, Inc. 6.45% 12/1/36 (a)	21,256	19,896
Gannett Co., Inc. 3.0106% 5/26/09 (f)	15,990	15,790
Liberty Media Corp.:
5.7% 5/15/13	8,500	7,544
8.25% 2/1/30	19,105	16,146
News America Holdings, Inc. 7.75% 12/1/45	6,015	6,191
News America, Inc.:
6.15% 3/1/37	6,365	5,759
6.2% 12/15/34	4,570	4,153
Time Warner Cable, Inc. 5.85% 5/1/17	28,639	27,338
Univision Communications, Inc. 3.875% 10/15/08	9,840	9,705
Viacom, Inc.:
6.125% 10/5/17	9,190	8,647
6.75% 10/5/37	8,475	7,618
		180,312
TOTAL CONSUMER DISCRETIONARY		213,113
CONSUMER STAPLES - 1.6%
Beverages - 0.3%
Diageo Capital PLC:
5.2% 1/30/13	5,710	5,777
5.75% 10/23/17	7,686	7,618
FBG Finance Ltd. 5.125% 6/15/15 (a)	11,020	10,334
		23,729
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.2%
CVS Caremark Corp. 6.302% 6/1/37 (f)	$ 14,340	$ 12,171
Wal-Mart Stores, Inc. 6.2% 4/15/38	11,535	11,411
		23,582
Food Products - 0.5%
General Mills, Inc. 5.2% 3/17/15	10,480	10,294
Kellogg Co. 6.6% 4/1/11	5,672	5,997
Kraft Foods, Inc.:
4.125% 11/12/09	6,360	6,334
6% 2/11/13	9,770	9,990
6.25% 6/1/12	6,081	6,283
6.875% 2/1/38	9,031	8,835
		47,733
Tobacco - 0.6%
Philip Morris International, Inc.:
5.65% 5/16/18	12,502	12,300
6.375% 5/16/38	12,770	12,560
Reynolds American, Inc.:
6.75% 6/15/17	15,115	14,868
7.25% 6/15/37	22,265	21,944
		61,672
TOTAL CONSUMER STAPLES		156,716
ENERGY - 3.1%
Energy Equipment & Services - 0.3%
BJ Services Co. 6% 6/1/18	14,255	14,505
DCP Midstream LLC 6.75% 9/15/37 (a)	7,295	6,882
Transocean, Inc. 6% 3/15/18	5,000	4,988
Weatherford International Ltd. 6% 3/15/18	5,650	5,514
		31,889
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Finance Co. 6.75% 5/1/11	7,335	7,593
Anadarko Petroleum Corp.:
5.95% 9/15/16	6,661	6,491
6.45% 9/15/36	9,885	9,085
Canadian Natural Resources Ltd.:
5.7% 5/15/17	7,170	6,920
5.9% 2/1/18	2,830	2,757
ConocoPhillips 4.4% 5/15/13	50,000	49,537
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Duke Energy Field Services 7.875% 8/16/10	$ 7,580	$ 7,978
EnCana Corp. 4.75% 10/15/13	2,269	2,193
Kinder Morgan Energy Partners LP 6.75% 3/15/11	4,315	4,476
Nakilat, Inc. 6.067% 12/31/33 (a)	12,415	10,840
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (a)	5,985	5,579
Nexen, Inc.:
5.875% 3/10/35	10,560	8,949
6.4% 5/15/37	7,730	6,933
Pemex Project Funding Master Trust 3.2806% 12/3/12 (a)(f)	11,870	11,573
Petro-Canada:
6.05% 5/15/18	4,170	4,038
6.8% 5/15/38	10,305	9,803
Suncor Energy, Inc.:
6.1% 6/1/18	12,820	12,731
6.5% 6/15/38	10,690	10,232
6.85% 6/1/39	11,275	11,291
Talisman Energy, Inc. yankee 6.25% 2/1/38	18,970	16,352
TEPPCO Partners LP:
6.65% 4/15/18	11,620	11,692
7.55% 4/15/38	10,010	10,056
Texas Eastern Transmission LP 6% 9/15/17 (a)	22,035	21,495
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	4,050	4,050
Valero Energy Corp. 6.625% 6/15/37	5,740	5,065
XTO Energy, Inc.:
5.9% 8/1/12	6,352	6,416
6.25% 8/1/17	9,995	9,854
		273,979
TOTAL ENERGY		305,868
FINANCIALS - 10.8%
Capital Markets - 2.2%
Bear Stearns Companies, Inc. 6.95% 8/10/12	21,590	22,425
BlackRock, Inc. 6.25% 9/15/17	24,100	23,671
Deutsche Bank AG London 6% 9/1/17	6,678	6,724
Janus Capital Group, Inc. 5.875% 9/15/11	2,605	2,537
JPMorgan Chase Capital XVII 5.85% 8/1/35	3,865	2,980
JPMorgan Chase Capital XX 6.55% 9/29/36	96,700	79,566
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Lazard Group LLC:
6.85% 6/15/17	$ 5,200	$ 4,471
7.125% 5/15/15	16,430	14,987
Lehman Brothers Holdings, Inc.:
6.2% 9/26/14	12,662	11,861
6.875% 5/2/18	11,295	10,516
Merrill Lynch & Co., Inc. 6.875% 4/25/18	9,721	8,953
Morgan Stanley 3.0913% 1/9/14 (f)	40,435	34,984
		223,675
Commercial Banks - 1.7%
Bank of America NA 6% 10/15/36	8,150	7,038
Bank One Corp. 5.25% 1/30/13	13,775	13,471
BB&T Capital Trust IV 6.82% 6/12/77 (f)	1,220	951
Credit Suisse (Guernsey) Ltd. 5.86%	13,520	10,971
Credit Suisse First Boston 6% 2/15/18	17,850	17,126
Export-Import Bank of Korea 5.25% 2/10/14 (a)	7,225	7,035
Fifth Third Bancorp 4.5% 6/1/18	3,545	2,343
HBOS PLC 6.75% 5/21/18 (a)	12,189	11,008
HSBC Holdings PLC:
6.5% 5/2/36	11,470	10,588
6.5% 9/15/37	5,010	4,568
KeyCorp Capital Trust VII 5.7% 6/15/35	16,490	10,531
Korea Development Bank 5.75% 9/10/13	14,578	14,690
Standard Chartered Bank 6.4% 9/26/17 (a)	23,680	22,412
SunTrust Bank 7.25% 3/15/18	3,750	3,659
Wachovia Bank NA 5.85% 2/1/37	19,011	13,733
Wachovia Corp. 4.875% 2/15/14	1,791	1,541
Wells Fargo Bank NA:
4.75% 2/9/15	12,250	11,472
5.95% 8/26/36	11,449	10,278
		173,415
Consumer Finance - 0.7%
SLM Corp.:
2.96% 7/26/10 (f)	64,500	58,140
2.9763% 3/15/11 (f)	1,130	977
3.03% 10/25/11 (f)	3,925	3,270
3.1% 1/27/14 (f)	2,240	1,776
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
SLM Corp.: - continued
4.5% 7/26/10	$ 2,325	$ 2,115
5% 10/1/13	830	679
		66,957
Diversified Financial Services - 0.9%
Deutsche Bank AG London 5.375% 10/12/12	6,162	6,196
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	10,173	10,178
JPMorgan Chase & Co.:
4.875% 3/15/14	10,460	10,039
5.75% 1/2/13	2,935	2,933
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (a)	15,505	15,536
Prime Property Funding, Inc.:
5.125% 6/1/15 (a)	13,035	11,558
5.5% 1/15/14 (a)	8,820	8,291
TECO Finance, Inc. 7% 5/1/12	11,415	11,533
ZFS Finance USA Trust II 6.45% 12/15/65 (a)(f)	7,500	6,612
ZFS Finance USA Trust V 6.5% 5/9/67 (a)(f)	13,680	11,785
		94,661
Insurance - 1.4%
American International Group, Inc. 8.175% 5/15/58 (a)(f)	5,870	4,534
Assurant, Inc. 5.625% 2/15/14	8,540	7,892
Axis Capital Holdings Ltd. 5.75% 12/1/14	13,335	12,247
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (a)(f)	22,081	17,923
Liberty Mutual Group, Inc.:
6.7% 8/15/16 (a)	15,840	15,143
10.75% 6/15/88 (a)(f)	8,540	7,771
Lincoln National Corp. 7% 5/17/66 (f)	2,370	2,061
Metropolitan Life Global Funding I:
5.125% 11/9/11 (a)	7,540	7,710
5.125% 4/10/13 (a)	11,934	11,826
Monumental Global Funding II 5.65% 7/14/11 (a)	7,315	7,504
New York Life Global Funding 4.65% 5/9/13 (a)	9,715	9,713
Pacific Life Global Funding 5.15% 4/15/13 (a)	10,050	10,056
QBE Insurance Group Ltd. 5.647% 7/1/23 (a)(f)	18,775	18,637
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Insurance - continued
Symetra Financial Corp. 6.125% 4/1/16 (a)	$ 10,405	$ 9,056
The Chubb Corp. 6.5% 5/15/38	4,535	4,296
		146,369
Real Estate Investment Trusts - 3.1%
AMB Property LP:
5.9% 8/15/13	9,635	9,420
6.3% 6/1/13	9,785	9,765
Brandywine Operating Partnership LP:
5.625% 12/15/10	19,900	19,305
5.75% 4/1/12	6,050	5,739
Camden Property Trust 5.875% 11/30/12	6,435	6,241
Colonial Properties Trust:
4.75% 2/1/10	22,462	21,961
4.8% 4/1/11	2,650	2,537
5.5% 10/1/15	12,730	11,301
6.875% 8/15/12	5,000	4,990
Colonial Realty LP 6.05% 9/1/16	9,420	8,325
Developers Diversified Realty Corp.:
4.625% 8/1/10	975	946
5% 5/3/10	6,840	6,681
5.25% 4/15/11	8,195	7,891
5.375% 10/15/12	5,485	5,101
Duke Realty LP:
5.4% 8/15/14	10,700	9,803
5.5% 3/1/16	10,700	9,718
5.625% 8/15/11	4,860	4,757
5.875% 8/15/12	1,205	1,186
5.95% 2/15/17	2,540	2,340
6.25% 5/15/13	5,180	5,108
6.5% 1/15/18	8,800	8,209
Equity One, Inc.:
6% 9/15/17	6,860	5,735
6.25% 1/15/17	4,535	3,959
Federal Realty Investment Trust:
5.4% 12/1/13	4,880	4,679
6% 7/15/12	3,355	3,263
6.2% 1/15/17	2,580	2,408
HRPT Properties Trust:
5.75% 11/1/15	2,925	2,597
6.65% 1/15/18	6,500	5,848
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Liberty Property LP:
5.5% 12/15/16	$ 6,665	$ 5,780
6.375% 8/15/12	4,617	4,555
6.625% 10/1/17	6,640	6,198
Mack-Cali Realty LP:
5.05% 4/15/10	9,145	9,088
7.25% 3/15/09	4,110	4,146
7.75% 2/15/11	1,080	1,127
Reckson Operating Partnership LP:
5.15% 1/15/11	2,790	2,605
6% 3/31/16	2,600	2,218
Simon Property Group LP:
4.6% 6/15/10	8,400	8,319
5.1% 6/15/15	15,660	14,382
5.375% 6/1/11	3,565	3,551
5.45% 3/15/13	8,720	8,442
5.75% 5/1/12	4,015	3,971
7.75% 1/20/11	2,250	2,346
Tanger Properties LP 6.15% 11/15/15	17,300	16,306
UDR, Inc. 5.5% 4/1/14	10,720	10,106
United Dominion Realty Trust, Inc. 5.25% 1/15/15	3,645	3,349
Washington (REIT) 5.95% 6/15/11	10,660	10,359
		306,661
Real Estate Management & Development - 0.5%
ERP Operating LP:
5.375% 8/1/16	2,405	2,142
5.5% 10/1/12	9,240	8,866
5.75% 6/15/17	11,250	10,140
6.625% 3/15/12	2,360	2,395
Post Apartment Homes LP 6.3% 6/1/13	11,550	11,188
Regency Centers LP 6.75% 1/15/12	12,435	12,524
		47,255
Thrifts & Mortgage Finance - 0.3%
Capmark Financial Group, Inc. 6.3% 5/10/17	5,570	3,286
Credit Suisse First Boston (New York Branch) 5% 5/15/13	9,731	9,478
Washington Mutual Bank 5.55% 6/16/10	5,000	4,006
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Washington Mutual, Inc.:
3.2138% 9/17/12 (f)	$ 10,415	$ 6,486
4.625% 4/1/14	6,415	3,143
		26,399
TOTAL FINANCIALS		1,085,392
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
AstraZeneca PLC:
5.9% 9/15/17	16,795	17,445
6.45% 9/15/37	16,771	17,199
		34,644
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.2%
Bombardier, Inc. 6.3% 5/1/14 (a)	18,035	17,314
Airlines - 1.2%
American Airlines, Inc. pass-thru trust certificates:
7.324% 4/15/11	13,531	12,313
7.858% 4/1/13	26,059	23,583
Continental Airlines, Inc. pass-thru trust certificates 6.545% 8/2/20	4,097	3,688
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	14,029	11,504
7.57% 11/18/10	21,770	20,518
U.S. Airways pass-thru trust certificates:
6.85% 7/30/19	6,895	5,999
8.36% 7/20/20	21,289	19,373
United Air Lines, Inc. pass-thru trust certificates:
Class 1A, 6.636% 7/2/22	8,444	6,713
6.071% 9/1/14	2,013	1,980
6.602% 9/1/13	3,575	3,526
7.032% 4/1/12	3,090	3,044
7.186% 10/1/12	7,667	7,562
7.811% 4/1/11	4,909	5,621
		125,424
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co. 5.5% 5/15/15	12,745	11,736
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Canadian National Railway Co. 5.85% 11/15/17	$ 4,690	$ 4,809
Canadian Pacific Railway Co. 5.95% 5/15/37	990	818
		5,627
Transportation Infrastructure - 0.1%
BNSF Funding Trust I 6.613% 12/15/55 (f)	6,338	5,714
TOTAL INDUSTRIALS		165,815
INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Instruments - 0.2%
Tyco Electronics Group SA:
5.95% 1/15/14	9,971	9,960
6.55% 10/1/17	8,770	8,797
7.125% 10/1/37	4,405	4,435
		23,192
Semiconductors & Semiconductor Equipment - 0.3%
Chartered Semiconductor Manufacturing Ltd.:
5.75% 8/3/10	9,825	9,351
6.375% 8/3/15	10,650	9,375
National Semiconductor Corp. 6.15% 6/15/12	7,260	7,410
		26,136
TOTAL INFORMATION TECHNOLOGY		49,328
MATERIALS - 0.7%
Chemicals - 0.2%
Agrium, Inc. 7.125% 5/23/36	8,975	9,548
Dow Chemical Co. 5.7% 5/15/18	5,895	5,636
		15,184
Metals & Mining - 0.5%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (a)	3,460	3,666
Rio Tinto Finance Ltd.:
5.875% 7/15/13	12,154	12,257
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Rio Tinto Finance Ltd.: - continued
6.5% 7/15/18	$ 20,204	$ 20,328
7.125% 7/15/28	17,840	18,079
		54,330
TOTAL MATERIALS		69,514
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.:
6.3% 1/15/38	10,189	9,608
6.8% 5/15/36	17,617	17,510
BellSouth Capital Funding Corp. 7.875% 2/15/30	12,752	13,731
Deutsche Telekom International Finance BV:
5.25% 7/22/13	11,230	10,960
5.875% 8/20/13	10,485	10,455
KT Corp. 5.875% 6/24/14 (a)	7,455	7,422
Sprint Capital Corp.:
6.875% 11/15/28	9,870	8,390
7.625% 1/30/11	7,295	7,295
Telecom Italia Capital SA:
4.95% 9/30/14	11,250	10,195
5.25% 10/1/15	12,725	11,469
7.2% 7/18/36	2,550	2,345
Telefonica Emisiones SAU:
5.855% 2/4/13	2,732	2,735
6.221% 7/3/17	11,230	11,122
7.045% 6/20/36	5,850	5,940
Verizon Communications, Inc.:
5.25% 4/15/13	12,085	12,147
6.1% 4/15/18	14,720	14,683
6.4% 2/15/38	10,172	9,465
6.9% 4/15/38	4,170	4,129
		169,601
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. 6% 12/1/16	29,701	27,102
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Vodafone Group PLC:
5% 12/16/13	$ 5,255	$ 5,178
5.625% 2/27/17	35,292	34,095
		66,375
TOTAL TELECOMMUNICATION SERVICES		235,976
UTILITIES - 4.4%
Electric Utilities - 2.5%
AmerenUE 6.4% 6/15/17	18,252	18,112
Baltimore Gas & Electric Co. 6.125% 7/1/13	8,010	8,060
Cleveland Electric Illuminating Co. 5.65% 12/15/13	11,490	11,349
Commonwealth Edison Co.:
5.4% 12/15/11	18,283	18,483
5.8% 3/15/18	11,545	11,245
Duke Energy Carolinas LLC 6% 1/15/38	9,739	9,428
EDP Finance BV 6% 2/2/18 (a)	25,358	25,152
Enel Finance International SA:
6.25% 9/15/17 (a)	12,675	12,854
6.8% 9/15/37 (a)	13,880	14,113
Exelon Corp. 4.9% 6/15/15	27,100	25,081
Florida Power Corp.:
5.65% 6/15/18	5,665	5,765
6.4% 6/15/38	10,113	10,291
Illinois Power Co. 6.125% 11/15/17	5,060	4,834
Nevada Power Co. 6.5% 5/15/18	26,280	26,280
Oncor Electric Delivery Co. 6.375% 5/1/12	17,030	17,251
Pacific Gas & Electric Co.:
4.8% 3/1/14	2,670	2,618
5.8% 3/1/37	7,180	6,691
Pennsylvania Electric Co. 6.05% 9/1/17	10,455	10,094
PPL Capital Funding, Inc. 6.7% 3/30/67 (f)	15,620	13,162
		250,863
Gas Utilities - 0.1%
Southern Natural Gas Co. 5.9% 4/1/17 (a)	6,145	5,822
Independent Power Producers & Energy Traders - 0.6%
Duke Capital LLC 5.668% 8/15/14	13,400	13,136
Exelon Generation Co. LLC 5.35% 1/15/14	23,798	22,975
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
PPL Energy Supply LLC:
6.2% 5/15/16	$ 11,895	$ 11,565
6.5% 5/1/18	11,365	11,075
TXU Corp. 5.55% 11/15/14	7,555	5,893
		64,644
Multi-Utilities - 1.2%
CMS Energy Corp. 6.55% 7/17/17	13,140	12,492
Dominion Resources, Inc. 7.5% 6/30/66 (f)	12,110	10,906
MidAmerican Energy Holdings, Co. 6.5% 9/15/37	11,895	11,867
National Grid PLC 6.3% 8/1/16	26,485	26,298
NiSource Finance Corp.:
3.3806% 11/23/09 (f)	9,874	9,618
5.4% 7/15/14	2,960	2,795
5.45% 9/15/20	10,810	9,231
6.4% 3/15/18	21,180	20,228
Wisconsin Energy Corp. 6.25% 5/15/67 (f)	20,065	16,608
		120,043
TOTAL UTILITIES		441,372
TOTAL NONCONVERTIBLE BONDS (Cost $2,929,811)		2,757,738
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 0.5%
Freddie Mac 4.5% 7/15/13 (d)	50,000	51,141
U.S. Treasury Inflation Protected Obligations - 6.9%
U.S. Treasury Inflation-Indexed Notes:
2% 4/15/12	10,570	10,907
2% 1/15/14 (d)	153,117	158,696
2.375% 1/15/17 (d)	317,448	336,451
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes: - continued
2.375% 1/15/27 (d)	$ 124,746	$ 128,697
2.625% 7/15/17	53,526	58,002
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		692,753
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $715,792)		743,894
U.S. Government Agency - Mortgage Securities - 19.5%

Fannie Mae - 15.3%
3.99% 9/1/33 (f)	9,710	9,629
4.5% 4/1/20 to 4/1/23	22,912	22,348
4.702% 7/1/34 (f)	15,679	15,825
4.751% 1/1/35 (f)	11,552	11,657
4.768% 9/1/35 (f)	10,765	10,818
4.922% 3/1/35 (f)	14,947	15,107
5% 4/1/18 to 3/1/34	116,812	113,633
5% 9/1/38 (b)	34,000	32,658
5% 9/1/38 (b)	79,000	75,881
5% 9/1/38 (b)	63,000	60,513
5% 9/1/38 (b)	50,000	48,026
5% 9/1/38 (b)(c)	118,000	113,342
5.167% 4/1/36 (f)	20,451	20,678
5.5% 2/1/35 to 9/1/36 (d)	119,608	118,914
5.5% 9/1/38 (b)	188,000	185,558
5.5% 9/1/38 (b)	156,000	153,974
5.5% 9/1/38 (b)	150,000	148,052
5.5% 9/1/38 (b)	142,000	140,156
5.5% 9/1/38 (b)	10,000	9,870
5.5% 9/1/38 (b)	10,000	9,870
5.616% 7/1/37 (f)	2,855	2,906
5.82% 7/1/46 (f)	31,611	32,312
6% 3/1/16 to 7/1/22	1,577	1,617
6% 9/1/38 (b)	9,000	9,085
6.028% 4/1/36 (f)	2,184	2,235
6.157% 4/1/36 (b)(f)	5,595	5,729
6.252% 6/1/36 (f)	828	843
6.309% 4/1/36 (f)	2,118	2,173
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
6.5% 8/1/23 to 5/1/38	$ 127,891	$ 131,664
6.5% 9/1/38 (b)	21,000	21,589
TOTAL FANNIE MAE		1,526,662
Freddie Mac - 1.1%
4.307% 2/1/35 (f)	4,900	4,931
4.386% 8/1/35 (f)	20,334	20,406
4.476% 10/1/34 (f)	10,820	10,909
4.557% 4/1/35 (f)	23,489	23,480
4.624% 4/1/35 (f)	7,879	7,960
4.765% 7/1/35 (f)	8,536	8,552
5.01% 1/1/36 (f)	6,516	6,587
5.735% 10/1/35 (f)	1,489	1,512
5.853% 6/1/36 (f)	2,563	2,610
5.984% 7/1/37 (f)	12,763	13,022
6.045% 6/1/36 (f)	2,416	2,466
6.063% 4/1/36 (f)	3,971	4,053
6.11% 6/1/36 (f)	2,420	2,473
TOTAL FREDDIE MAC		108,961
Government National Mortgage Association - 3.1%
5.5% 9/1/38 (b)(c)	13,000	12,870
5.5% 9/1/38 (b)	10,000	9,979
5.5% 9/1/38 (b)	11,000	10,977
5.5% 9/1/38 (b)	20,000	19,800
5.5% 9/1/38 (b)	16,000	15,840
5.5% 9/1/38 (b)	10,000	9,979
5.5% 9/1/38 (b)	41,000	40,590
5.5% 9/1/38 (b)	46,000	45,540
5.5% 9/1/38 (b)	64,000	63,360
5.5% 9/1/38 (b)	24,000	23,951
5.5% 9/1/38 (b)	35,000	34,928
5.5% 10/1/38 (b)	15,000	14,925
5.5% 10/1/38 (b)	13,000	12,831
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		315,570
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,924,059)		1,951,193
Asset-Backed Securities - 1.3%
	Principal Amount (000s)	Value (000s)
Advanta Business Card Master Trust Series 2007-D1 Class D, 3.8706% 1/22/13 (a)(f)	$ 10,400	$ 5,862
Airspeed Ltd. Series 2007-1A Class C1, 4.9669% 6/15/32 (a)(f)	11,389	5,353
AmeriCredit Prime Automobile Receivables Trust Series 2007-1 Class E, 6.96% 3/31/16 (a)	5,880	4,445
Capital Auto Receivables Asset Trust Series 2006-1 Class D, 7.16% 1/15/13 (a)	4,195	3,917
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 4.4719% 8/25/36 (a)(f)	1,449	69
Countrywide Home Loan Trust Series 2006-13N Class N, 7% 8/25/37 (a)	2,380	113
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (a)	5,545	4,159
Ford Credit Auto Owner Trust:
Series 2006-B Class D, 7.26% 2/15/13 (a)	5,810	5,378
Series 2006-C Class D, 6.89% 5/15/13 (a)	4,115	3,727
Series 2007-A Class D, 7.05% 12/15/13 (a)	2,335	2,038
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (a)	4,107	3,885
GSAMP Trust Series 2004-AR1 Class B4, 5% 6/25/34 (a)(f)	1,074	95
Merna Reinsurance Ltd. Series 2007-1 Class B, 4.5506% 6/30/12 (a)(f)	17,200	16,522
Securitized Asset Backed Receivables LLC Trust Series 2007-BR1 Class A2A, 2.5819% 2/25/37 (f)	3,357	3,121
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 4.9719% 3/25/36 (a)(f)	3,655	46
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-OSI Class A2, 2.5619% 6/25/37 (f)	3,169	2,848
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.9169% 3/15/11 (a)(f)	15,495	15,468
Wachovia Auto Loan Owner Trust Series 2006-2A:
Class A4, 5.23% 3/20/12 (a)	50,000	50,019
Class E, 7.05% 5/20/14 (a)	6,660	3,524
WaMu Asset-Backed Certificates Series 2006-HE5 Class B2, 4.9719% 10/25/36 (a)(f)	6,417	177
TOTAL ASSET-BACKED SECURITIES (Cost $160,785)		130,766
Collateralized Mortgage Obligations - 3.6%
	Principal Amount (000s)	Value (000s)
Private Sponsor - 1.4%
Banc of America Commercial Mortgage Trust Series 2007-2:
Class B, 5.6985% 4/10/49 (f)	$ 1,775	$ 958
Class C, 5.6985% 4/10/49 (f)	4,735	2,666
Class D, 5.6985% 4/10/49 (f)	2,370	1,470
Banc of America Mortgage Securities, Inc.:
Series 2003-J Class 2A2, 4.3889% 11/25/33 (f)	3,595	3,432
Series 2004-A Class 2A1, 3.5464% 2/25/34 (f)	2,437	2,225
Series 2004-D Class 2A1, 3.6153% 5/25/34 (f)	1,258	1,153
Series 2005-H:
Class 1A1, 4.9261% 9/25/35 (f)	1,254	1,156
Class 2A2, 4.8029% 9/25/35 (f)	1,500	1,355
Bayview Commercial Asset Trust Series 2006-3A Class IO, 1.1688% 10/25/36 (f)(h)	72,677	6,250
Chase Mortgage Finance Trust:
Series 2007-A1 Class 1A5, 4.3742% 2/25/37 (f)	2,317	2,190
Series 2007-A2 Class 2A1, 4.2836% 7/25/37 (f)	3,429	3,152
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 4.5993% 11/25/34 (f)	3,639	3,384
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 2.9669% 6/15/22 (a)(f)	8,932	7,949
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 4.7027% 10/25/35 (f)	6,228	5,741
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B6, 5.3131% 7/10/35 (a)(f)	3,858	2,846
Series 2003-CB1:
Class B4, 4.1131% 6/10/35 (a)(f)	3,007	2,263
Class B5, 4.7131% 6/10/35 (a)(f)	2,053	1,631
Class B6, 5.2131% 6/10/35 (a)(f)	1,218	878
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 4.9719% 12/25/36 (a)(f)	4,593	214
WaMu Mortgage pass-thru certificates:
Series 2004-AR7 Class A6, 3.9397% 7/25/34 (f)	2,108	2,075
Series 2005-AR14 Class 1A1, 5.0506% 12/25/35 (f)	13,704	13,284
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-EE Class 2A2, 4.0025% 12/25/34 (f)	12,198	11,067
Series 2004-V Class 1A2, 3.8338% 10/25/34 (f)	5,919	5,563
Series 2005-AR12 Class 2A6, 4.3173% 7/25/35 (f)	5,495	5,014
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Wells Fargo Mortgage Backed Securities Trust: - continued
Series 2005-AR3 Class 2A1, 4.2121% 3/25/35 (f)	$ 2,085	$ 1,905
Series 2006-AR8 Class 3A1, 5.2376% 4/25/36 (f)	47,605	44,414
TOTAL PRIVATE SPONSOR		134,235
U.S. Government Agency - 2.2%
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2630 Class KS, 4% 1/15/17 (d)	22,130	21,902
Series 3079 Class MB, 5% 10/15/28	30,807	31,260
Series 3082 Class PG, 5% 10/15/29	50,300	50,587
Series 3118 Class QB, 5% 2/15/29	33,731	33,892
Series 3258 Class PM, 5.5% 12/15/36	83,941	85,130
TOTAL U.S. GOVERNMENT AGENCY		222,771
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $371,980)		357,006
Commercial Mortgage Securities - 1.3%

Bayview Commercial Asset Trust floater:
Series 2007-2A:
Class A1, 2.7419% 7/25/37 (a)(f)	2,237	1,857
Class A2, 2.7919% 7/25/37 (a)(f)	2,096	1,656
Class B1, 4.0719% 7/25/37 (a)(f)	619	285
Class B2, 4.7219% 7/25/37 (a)(f)	539	234
Class B3, 5.8219% 7/25/37 (a)(f)	604	257
Class M1, 2.8419% 7/25/37 (a)(f)	703	478
Class M2, 2.8819% 7/25/37 (a)(f)	356	231
Class M3, 2.9619% 7/25/37 (a)(f)	361	224
Class M4, 3.1219% 7/25/37 (a)(f)	772	436
Class M5, 3.2219% 7/25/37 (a)(f)	680	364
Class M6, 3.4719% 7/25/37 (a)(f)	867	438
Series 2007-3:
Class B1, 3.4219% 7/25/37 (a)(f)	556	278
Class B2, 4.0719% 7/25/37 (a)(f)	1,456	786
Class B3, 6.4719% 7/25/37 (a)(f)	744	363
Class M1, 2.7819% 7/25/37 (a)(f)	483	291
Class M2, 2.8119% 7/25/37 (a)(f)	515	301
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust floater: - continued
Series 2007-3:
Class M3, 2.8419% 7/25/37 (a)(f)	$ 842	$ 465
Class M4, 2.9719% 7/25/37 (a)(f)	1,329	784
Class M5, 3.0719% 7/25/37 (a)(f)	663	356
Class M6, 3.2719% 7/25/37 (a)(f)	503	261
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T28 Class A1, 5.422% 9/11/42	5,599	5,472
Chase Commercial Mortgage Securities Corp. Series 2000-3 Class G 6.887% 10/15/32 (a)	9,742	7,645
Citigroup Commercial Mortgage Trust:
Series 2007-C6 Class A4, 5.7001% 12/10/49 (f)	15,000	13,656
Series 2007-FL3A Class A2, 2.6069% 4/15/22 (a)(f)	8,398	7,558
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class ASP, 0.6687% 1/15/37 (a)(f)(h)	136,665	2,852
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	7,151	7,146
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6614% 12/10/41 (f)(h)	13,384	191
GS Mortgage Securities Corp. II floater Series 2007-EOP:
Class D, 2.8313% 3/1/20 (a)(f)	9,955	9,159
Class H, 3.1113% 3/1/20 (a)(f)	960	874
Class J, 3.3113% 3/1/20 (a)(f)	1,375	1,251
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2006-LDP9 Class A2, 5.134% 5/15/47 (f)	18,365	16,804
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9361% 7/15/44 (f)	18,248	16,884
Merrill Lynch-CFC Commercial Mortgage Trust Series 2007-7 Class B, 5.75% 6/25/50	2,790	1,636
Morgan Stanley Capital I Trust sequential payer Series 2007-HQ11 Class A31, 5.439% 2/20/44 (f)	17,270	16,153
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 2007-C31:
Class A1, 5.14% 4/15/47	3,721	3,655
Class A4, 5.509% 4/15/47	5,752	5,141
Series 2007-C31 Class C, 5.6918% 4/15/47 (f)	8,950	5,552
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $152,571)		131,974
Municipal Securities - 0.6%
	Principal Amount (000s)	Value (000s)
California Gen. Oblig.:
5.25% 3/1/38	$ 18,000	$ 18,004
5.25% 8/1/38	9,300	9,302
Chicago Board of Ed. Series 2005 A, 5.5% 12/1/30 (AMBAC Insured)	5,000	5,333
Connecticut Gen. Oblig. Series 2007 B, 5% 5/1/15	4,550	5,023
Minnesota Gen. Oblig. 5% 6/1/15	4,550	5,040
Montgomery County Gen. Oblig. (Consolidated Pub. Impt. Proj.) Series A, 5% 5/1/13	3,645	3,981
North Carolina Gen. Oblig. Series A, 5.5% 3/1/13	6,800	7,576
TOTAL MUNICIPAL SECURITIES (Cost $54,910)		54,259
Foreign Government and Government Agency Obligations - 0.1%

Israeli State 4.625% 6/15/13 (Cost $6,668)	6,725	6,661
Supranational Obligations - 0.0%

Corporacion Andina de Fomento:
5.2% 5/21/13	1,575	1,557
6.875% 3/15/12	1,630	1,710
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,182)		3,267
Fixed-Income Funds - 45.3%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (g)	3,247,815	273,953
Fidelity Commercial Mortgage-Backed Securities Central Fund (g)	9,062,159	804,720
Fidelity Corporate Bond 1-5 Year Central Fund (g)	4,647,046	454,435
Fidelity Mortgage Backed Securities Central Fund (g)	20,354,457	1,998,004
Fidelity Specialized High Income Central Fund (g)	2,110,860	195,170
Fidelity Ultra-Short Central Fund (g)	9,868,647	806,565
TOTAL FIXED-INCOME FUNDS (Cost $4,924,289)		4,532,847
Preferred Securities - 0.1%
	Principal Amount (000s)	Value (000s)
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (f) (Cost $15,235)	$ 15,235	$ 12,730
Cash Equivalents - 7.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 2.12%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (Cost $710,670)	$ 710,837	710,670
TOTAL INVESTMENT PORTFOLIO - 113.9% (Cost $11,969,952)		11,393,005
NET OTHER ASSETS - (13.9)%		(1,390,175)
NET ASSETS - 100%		$ 10,002,830
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	$ 970	(785)
Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class B3, 7.2913% 9/25/34	Oct. 2034	1,036	(782)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.3950% 11/25/34

	Dec. 2034	$ 1,366	$ (1,169)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 6.3950% 8/25/34	Sept. 2034	868	(804)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7 Class B3, 7.6913% 7/25/34	August 2034	1,278	(1,162)
Receive from Bank of America, upon credit event of Gannett Co., Inc., par value of the notional amount of Gannett Co., Inc. 6.375% 4/1/12, and pay quarterly notional amount multiplied by .2%	June 2009	7,095	79
Receive from Barclays Bank upon credit event of CVS Caremark Corp., par value of the notional amount of CVS Caremark Corp. 4.875% 9/15/14, and pay quarterly notional amount multiplied by .56%	March 2013	16,900	(39)
Receive from Barclays Bank upon credit event of Ryder System, Inc., par value of the notional amount of Ryder System, Inc. 6.95% 12/1/25, and pay quarterly notional amount multiplied by .91%	June 2013	13,600	271
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	3,800	24
Receive from Citibank upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/1/13, and pay quarterly notional amount multiplied by 2.35%	June 2013	6,300	447
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive from Citibank upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.15%

	June 2013	$ 4,200	$ 337
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by .90%	Dec. 2012	6,900	558
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by 1.38%	March 2013	13,400	859
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by 1.43%	March 2013	6,700	416
Receive from Credit Suisse First Boston upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.3%	June 2013	4,200	314
Receive from Credit Suisse First Boston upon credit event of Citigroup, Inc., par value of the notional amount of Citigroup, Inc. 6.5% 1/18/11, and pay quarterly notional amount multiplied by .96%	June 2013	13,600	359
Receive from Credit Suisse First Boston upon credit event of Citigroup, Inc., par value of the notional amount of Citigroup, Inc. 6.5% 1/18/11, and pay quarterly notional amount multiplied by 1.37%	June 2013	10,200	85
Receive from Deutsche Bank upon credit event of Aetna, Inc., par value of the notional amount of Aetna, Inc. 6.625% 6/15/36, and pay quarterly notional amount multiplied by .33%	Sept. 2017	17,250	389
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive from Deutsche Bank upon credit event of Ambac Assurance Corporation, par value of the notional amount of bonds guaranteed by Ambac Assurance Corporation, and pay quarterly notional amount multiplied by 4.15%

	March 2013	$ 16,800	$ 3,633
Receive from Deutsche Bank upon credit event of Household Finance Corp., par value of the notional amount of Household Finance Corp. 7% 5/15/12, and pay quarterly notional amount multiplied by .35%	Dec. 2012	20,000	1,963
Receive from Deutsche Bank upon credit event of Southwest Airlines Co., par value of the notional amount of Southwest Airlines Co. 5.25% 10/1/14, and pay quarterly notional amount multiplied by 1.4%	June 2013	13,600	128
Receive from Deutsche Bank upon credit event of Washington Mutual, Inc., par value of the notional amount of Washington Mutual, Inc. 5.25% 9/15/17, and pay quarterly notional amount multiplied by 1.19%	Sept. 2012	9,800	3,250
Receive from Deutsche Bank, upon credit event of Chartered Semiconductor Manufacturing Ltd., par value of the notional amount of Chartered Semiconductor Manufacturing Ltd. 6.375% 8/3/15 and pay quarterly notional amount multiplied by 1.14%	Sept. 2013	10,650	739
Receive from Deutsche Bank, upon credit event of Gannett Co., Inc., par value of the notional amount of Gannett Co., Inc. 6.375% 4/1/12, and pay quarterly notional amount multiplied by .24%	June 2009	8,895	95
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	5,586	49
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	5,586	49
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.19%	March 2018	$ 4,929	$ 154
Receive from Goldman Sachs upon credit event of Dow Chemical Co., par value of the notional amount of Dow Chemical Co. 6% 10/1/12, and pay quarterly notional amount multiplied by .55%	Sept. 2017	13,700	419
Receive from Goldman Sachs, upon credit event of Ambac Assurance Corporation, par value of the notional amount of bonds guaranteed by Ambac Assurance Corporation, and pay quarterly notional amount multiplied by 3.8%	March 2013	6,700	1,522
Receive from Lehman Brothers, Inc. upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.27%	June 2013	4,200	318
Receive from Merrill Lynch, Inc., upon credit event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15 and pay quarterly notional amount multiplied by 1.68%	Sept. 2013	7,660	11
Receive from Merrill Lynch, Inc., upon credit event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15, and pay quarterly notional amount multiplied by 2.12%	Sept. 2013	5,085	(95)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	9,200	(8,372)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	25,000	(22,750)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (e)

	Sept. 2037	$ 18,700	$ (17,017)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	5,600	(5,096)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional amount (e)	Sept. 2037	8,400	(7,644)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	22,000	(20,020)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Morgan Stanley, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	10,200	(9,282)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	16,700	(15,197)
Receive monthly notional amount multiplied by .55% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2004-WCW1 Class M4, 6.835% 9/25/34	Oct. 2034	9,300	(7,064)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35

	Feb. 2035	$ 3,200	$ (2,819)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	773	(377)
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	3,200	(2,893)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	2,971	(1,381)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	2,680	(565)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	2,730	(2,573)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	2,971	(2,800)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32

	April 2032	$ 262	$ (233)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	264	(202)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	49	(43)
Receive monthly notional amount multiplied by 2.7% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.41% 5/25/35	June 2035	10,445	(9,669)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon credit event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	2,208	(2,062)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	4,750	(4,200)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	2,971	(2,221)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36

	August 2036	$ 4,750	$ (4,364)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36	Oct. 2036	4,750	(4,293)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon credit event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	11,200	5
Receive quarterly notional amount multiplied by .72% and pay Bank of America upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	10,500	(211)
Receive quarterly notional amount multiplied by .78% and pay Deutsche Bank upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	10,505	(188)
Receive quarterly notional amount multiplied by 4% and pay Morgan Stanley, Inc. upon credit event of Developers Diversified Realty Corp., par value of the notional amount of Developers Diversified Realty Corp. 5.375% 10/15/12	March 2013	13,500	33
		$ 482,633	$ (141,866)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $567,314,000 or 5.7% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $144,002,000.
(e) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com,as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$710,670,000 due 9/02/08 at 2.12%
ABN AMRO Bank N.V., New York Branch	$ 20,595
Banc of America Securities LLC	55,675
Bank of America, NA	205,951
Barclays Capital, Inc.	370,710
Greenwich Capital Markets, Inc.	20,595
ING Financial Markets LLC	26,846
RBC Capital Markets Corp.	10,298
$ 710,670
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 20,932
Fidelity Commercial Mortgage-Backed Securities Central Fund	49,533
Fidelity Corporate Bond 1-5 Year Central Fund	25,285
Fidelity Mortgage Backed Securities Central Fund	118,326
Fidelity Specialized High Income Central Fund	12,669
Fidelity Ultra-Short Central Fund	57,004
Total	$ 283,749
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 684,797	$ 20,932	$ 380,489	$ 273,953	18.2%
Fidelity Commercial Mortgage-Backed Securities Central Fund	1,079,607	49,534	244,261	804,720	23.2%
Fidelity Corporate Bond 1-5 Year Central Fund	633,792	25,285	199,771	454,435	69.1%
Fidelity Mortgage Backed Securities Central Fund	2,282,321	118,327	399,484	1,998,004	22.2%
Fidelity Specialized High Income Central Fund	153,954	50,500	-	195,170	47.5%
Fidelity Ultra-Short Central Fund	2,327,141	317,546	1,635,854	806,565	22.7%
Total	$ 7,161,612	$ 582,124	$ 2,859,859	$ 4,532,847
Other Information
The information in the following table is based on the combined investment of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
United Kingdom	3.4%
Canada	1.8%
Others (individually less than 1%)	5.3%
100.0%
Income Tax Information
At August 31, 2008, the fund had a capital loss carryforward of approximately $123,382,000 of which $107,051,000 and $16,331,000 will expire on August 31, 2014 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $710,670) - See accompanying schedule: Unaffiliated issuers (cost $7,045,663)	$ 6,860,158
Fidelity Central Funds (cost $4,924,289)	4,532,847
Total Investments (cost $11,969,952)		$ 11,393,005
Commitment to sell securities on a delayed delivery basis	(108,922)
Receivable for securities sold on a delayed delivery basis	106,607	(2,315)
Receivable for investments sold Regular delivery		2,128
Delayed delivery		128
Receivable for swap agreements		156
Receivable for fund shares sold		5,468
Interest receivable		58,237
Distributions receivable from Fidelity Central Funds		18,882
Unrealized appreciation on swap agreements		16,506
Other receivables		102
Total assets		11,492,297

Liabilities
Payable for investments purchased Regular delivery	$ 17,057
Delayed delivery	1,301,106
Payable for fund shares redeemed	7,967
Distributions payable	1,045
Unrealized depreciation on swap agreements	158,372
Accrued management fee	2,626
Distribution fees payable	46
Other affiliated payables	1,137
Other payables and accrued expenses	111
Total liabilities		1,489,467

Net Assets		$ 10,002,830
Net Assets consist of:
Paid in capital		$ 10,830,531
Undistributed net investment income		33,213
Accumulated undistributed net realized gain (loss) on investments		(161,906)
Net unrealized appreciation (depreciation) on investments		(699,008)
Net Assets		$ 10,002,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($79,417.8 ÷ 11,530.23 shares)	$ 6.89

Maximum offering price per share (100/96.00 of $6.89)	$ 7.18
Class T: Net Asset Value and redemption price per share ($52,837.4 ÷ 7,667.90 shares)	$ 6.89

Maximum offering price per share (100/96.00 of $6.89)	$ 7.18
Class B: Net Asset Value and offering price per share ($9,096.8 ÷ 1,319.34 shares)A	$ 6.89

Class C: Net Asset Value and offering price per share ($13,773.9 ÷ 1,997.50 shares)A	$ 6.90

Investment Grade Bond: Net Asset Value, offering price and redemption price per share ($9,813,895.7 ÷ 1,424,001.54 shares)	$ 6.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($33,808.4 ÷ 4,901.40 shares)	$ 6.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended August 31, 2008

Investment Income
Dividends		$ 967
Interest		310,428
Income from Fidelity Central Funds		283,749
Total income		595,144

Expenses
Management fee	$ 34,342
Transfer agent fees	11,091
Distribution fees	608
Fund wide operations fee	3,745
Independent trustees' compensation	46
Miscellaneous	21
Total expenses before reductions	49,853
Expense reductions	(571)	49,282
Net investment income		545,862
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,177
Fidelity Central Funds	(188,828)
Futures contracts	3,690
Swap agreements	51,420
Total net realized gain (loss)		(26,541)
Change in net unrealized appreciation (depreciation) on: Investment securities	(306,149)
Swap agreements	(106,230)
Delayed delivery commitments	(2,315)
Total change in net unrealized appreciation (depreciation)		(414,694)
Net gain (loss)		(441,235)
Net increase (decrease) in net assets resulting from operations		$ 104,627

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 545,862	$ 582,580
Net realized gain (loss)	(26,541)	(10,903)
Change in net unrealized appreciation (depreciation)	(414,694)	(265,820)
Net increase (decrease) in net assets resulting from operations	104,627	305,857
Distributions to shareholders from net investment income	(516,873)	(577,055)
Distributions to shareholders from net realized gain	(11,157)	(14,688)
Total distributions	(528,030)	(591,743)
Share transactions - net increase (decrease)	(1,526,467)	1,944,823
Total increase (decrease) in net assets	(1,949,870)	1,658,937

Net Assets
Beginning of period	11,952,700	10,293,763
End of period (including undistributed net investment income of $33,213 and undistributed net investment income of $9,642, respectively)	$ 10,002,830	$ 11,952,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,

2008

2007

2006 L

2006 J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 7.35	$ 7.24	$ 7.50	$ 7.47	$ 7.70
Income from Investment Operations
Net investment income E	.331	.353	.118	.298	.237	.224
Net realized and unrealized gain (loss)	(.303)	(.161)	.092	(.206)	.131	(.095)
Total from investment operations	.028	.192	.210	.092	.368	.129
Distributions from net investment income	(.311)	(.352)	(.100)	(.282)	(.238)	(.229)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.318)	(.362)	(.100)	(.352)	(.338)	(.359)
Net asset value, end of period	$ 6.89	$ 7.18	$ 7.35	$ 7.24	$ 7.50	$ 7.47
Total Return B, C, D	.36%	2.61%	2.92%	1.23%	5.03%	1.68%
Ratios to Average Net Assets F, H
Expenses before reductions	.80%	.75%	.71% A	.71%	.83%	.83%
Expenses net of fee waivers, if any	.80%	.75%	.71% A	.71%	.83%	.83%
Expenses net of all reductions	.80%	.74%	.71% A	.71%	.83%	.83%
Net investment income	4.67%	4.83%	4.86% A	4.04%	3.17%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 79	$ 79	$ 46	$ 37	$ 31	$ 22
Portfolio turnover rate G	231%	181% K	206% A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,

2008

2007

2006 L

2006 J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 7.35	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.332	.350	.116	.290	.230	.214
Net realized and unrealized gain (loss)	(.303)	(.163)	.091	(.216)	.141	(.094)
Total from investment operations	.029	.187	.207	.074	.371	.120
Distributions from net investment income	(.312)	(.347)	(.097)	(.274)	(.231)	(.220)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.319)	(.357)	(.097)	(.344)	(.331)	(.350)
Net asset value, end of period	$ 6.89	$ 7.18	$ 7.35	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	.36%	2.54%	2.89%	.98%	5.07%	1.56%
Ratios to Average Net Assets F, H
Expenses before reductions	.80%	.80%	.82%A	.83%	.93%	.96%
Expenses net of fee waivers, if any	.80%	.80%	.82%A	.83%	.93%	.95%
Expenses net of all reductions	.79%	.79%	.81%A	.83%	.93%	.95%
Net investment income	4.67%	4.77%	4.76%A	3.92%	3.07%	2.84%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 68	$ 59	$ 57	$ 48	$ 30
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,

2008

2007

2006 L

2006J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.281	.299	.099	.239	.180	.166
Net realized and unrealized gain (loss)	(.313)	(.164)	.102	(.216)	.140	(.095)
Total from investment operations	(.032)	.135	.201	.023	.320	.071
Distributions from net investment income	(.261)	(.295)	(.081)	(.223)	(.180)	(.171)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.268)	(.305)	(.081)	(.293)	(.280)	(.301)
Net asset value, end of period	$ 6.89	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	(.49)%	1.83%	2.79%	.28%	4.37%	.90%
Ratios to Average Net AssetsF, H
Expenses before reductions	1.50%	1.50%	1.50%A	1.51%	1.64%	1.63%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%A	1.51%	1.60%	1.60%
Expenses net of all reductions	1.50%	1.50%	1.50%A	1.51%	1.59%	1.60%
Net investment income	3.96%	4.07%	4.07%A	3.24%	2.40%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$ 9	$ 10	$ 9	$ 9	$ 9	$ 9
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,

2008

2007

2006L

2006J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.278	.294	.097	.233	.176	.161
Net realized and unrealized gain (loss)	(.304)	(.163)	.102	(.216)	.140	(.095)
Total from investment operations	(.026)	.131	.199	.017	.316	.066
Distributions from net investment income	(.257)	(.291)	(.079)	(.217)	(.176)	(.166)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.264)	(.301)	(.079)	(.287)	(.276)	(.296)
Net asset value, end of period	$ 6.90	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	(.40)%	1.77%	2.76%	.20%	4.30%	.84%
Ratios to Average Net AssetsF, H
Expenses before reductions	1.55%	1.55%	1.58% A	1.60%	1.67%	1.66%
Expenses net of fee waivers, if any	1.55%	1.55%	1.58%A	1.60%	1.66%	1.66%
Expenses net of all reductions	1.55%	1.55%	1.58%A	1.60%	1.66%	1.66%
Net investment income	3.91%	4.02%	3.99%A	3.15%	2.34%	2.13%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 17	$ 10	$ 9	$ 7	$ 7
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investment Grade Bond

Years ended August 31,

2008

2007

2006K

2006I

2005I

2004I

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.35	$ 7.24	$ 7.50	$ 7.47	$ 7.70
Income from Investment Operations
Net investment income D	.356	.376	.124	.317	.254	.240
Net realized and unrealized gain (loss)	(.313)	(.153)	.092	(.206)	.130	(.095)
Total from investment operations	.043	.223	.216	.111	.384	.145
Distributions from net investment income	(.336)	(.373)	(.106)	(.301)	(.254)	(.245)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.343)	(.383)	(.106)	(.371)	(.354)	(.375)
Net asset value, end of period	$ 6.89	$ 7.19	$ 7.35	$ 7.24	$ 7.50	$ 7.47
Total ReturnB, C	.57%	3.05%	3.01%	1.48%	5.26%	1.89%
Ratios to Average Net AssetsE, G
Expenses before reductions	.45%	.45%	.45% A	.46%	.61%	.63%
Expenses net of fee waivers, if any	.45%	.45%	.45%A	.46%	.61%	.63%
Expenses net of all reductions	.44%	.44%	.45%A	.46%	.61%	.63%
Net investment income	5.02%	5.13%	5.12%A	4.29%	3.39%	3.16%
Supplemental Data
Net assets, end of period (in millions)	$ 9,814	$ 11,739	$ 10,141	$ 8,018	$ 6,721	$ 5,735
Portfolio turnover rateF	231%	181%J	206% A, H	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the period ended April 30.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,

2008

2007

2006 K

2006 I

2005 I

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.25	$ 7.51	$ 7.48	$ 7.70
Income from Investment Operations
Net investment income D	.353	.374	.124	.313	.254	.233
Net realized and unrealized gain (loss)	(.303)	(.163)	.091	(.205)	.129	(.078)
Total from investment operations	.050	.211	.215	.108	.383	.155
Distributions from net investment income	(.333)	(.371)	(.105)	(.298)	(.253)	(.245)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.340)	(.381)	(.105)	(.368)	(.353)	(.375)
Net asset value, end of period	$ 6.90	$ 7.19	$ 7.36	$ 7.25	$ 7.51	$ 7.48
Total Return B, C	.66%	2.88%	2.99%	1.44%	5.24%	2.04%
Ratios to Average Net Assets E, G
Expenses before reductions	.50%	.48%	.49% A	.50%	.59%	.64%
Expenses net of fee waivers, if any	.50%	.48%	.49%A	.50%	.59%	.64%
Expenses net of all reductions	.49%	.47%	.49%A	.50%	.59%	.64%
Net investment income	4.97%	5.10%	5.07%A	4.25%	3.40%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,808	$ 41,276	$ 29,386	$ 25,776	$ 16,084	$ 2,840
Portfolio turnover rate F	231%	181% J	206% A, H	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the period ended April 30.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Investment Grade Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

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2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Commercial Mortgage-Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade commercial mortgage-backed securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Mortgage Dollar Rolls Repurchase Agreements Swap Agreements
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

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3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 70,421
Unrealized depreciation	(709,685)
Net unrealized appreciation (depreciation)	$ (639,264)
Undistributed ordinary income	27,559
Capital loss carryforward	(123,382)

Cost for federal income tax purposes	$ 12,032,269

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 528,030	$ 591,743

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

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3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

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4. Operating Policies - continued

Swap Agreements - continued

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities, realizing a gain or loss, and simultaneously agrees to repurchase substantially similar securities at a future date. In addition, the Fund may enter into reverse dollar rolls in which the Fund purchases and simultaneously agrees to sell substantially similar securities at a future date. During the period between the sale and repurchase in a dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments of the Fund. During the period between the purchase and subsequent sale in a reverse dollar roll transaction, the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $2,210,801 and $3,649,908, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

In addition, under the expense contract, FMR pays all class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 213	$ 38
Class T	0%	.25%	154	4
Class B	.65%	.25%	88	64
Class C	.75%	.25%	153	32
			$ 608	$ 138

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12
Class T	2
Class B*	23
Class C*	5
$ 42

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund. FIIOC receives an asset-based fee of .10% of Investment Grade Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Investment Grade Bond shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 171.20
Class T	121.20
Class B	25.25
Class C	31.20
Investment Grade Bond	10,686.10
Institutional Class	57.15
	$ 11,091

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $1,889.

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $35. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5
Class T	4
Investment Grade Bond	525
Institutional Class	2
$ 536

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10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 Fund and Fidelity Freedom 2020 Fund were the owners of record of approximately 12% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2008	2007
From net investment income
Class A	$ 3,742	$ 3,068
Class T	2,716	3,063
Class B	358	397
Class C	556	572
Investment Grade Bond	507,696	568,231
Institutional Class	1,805	1,724
Total	$ 516,873	$ 577,055
From net realized gain
Class A	$ 82	$ 77
Class T	64	85
Class B	9	13
Class C	15	16
Investment Grade Bond	10,947	14,456
Institutional Class	40	41
Total	$ 11,157	$ 14,688

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended August 31,	2008	2007	2008	2007
Class A
Shares sold	6,217	7,301	$ 44,378	$ 53,656
Reinvestment of distributions	515	414	3,652	3,036
Shares redeemed	(6,144)	(2,974)	(43,427)	(21,797)
Net increase (decrease)	588	4,741	$ 4,603	$ 34,895
Class T
Shares sold	3,480	4,101	$ 24,742	$ 30,149
Reinvestment of distributions	382	423	2,711	3,102
Shares redeemed	(5,613)	(3,090)	(39,832)	(22,619)
Net increase (decrease)	(1,751)	1,434	$ (12,379)	$ 10,632
Class B
Shares sold	446	407	$ 3,206	$ 2,988
Reinvestment of distributions	39	43	280	314
Shares redeemed	(537)	(365)	(3,818)	(2,676)
Net increase (decrease)	(52)	85	$ (332)	$ 626
Class C
Shares sold	846	1,716	$ 6,043	$ 12,632
Reinvestment of distributions	53	54	379	397
Shares redeemed	(1,238)	(791)	(8,831)	(5,778)
Net increase (decrease)	(339)	979	$ (2,409)	$ 7,251
Investment Grade Bond
Shares sold	235,999	397,704	$ 1,676,819	$ 2,923,221
Reinvestment of distributions	71,069	77,325	504,629	567,650
Shares redeemed	(516,730)	(220,217)	(3,691,519)	(1,612,267)
Net increase (decrease)	(209,662)	254,812	$ (1,510,071)	$ 1,878,604
Institutional Class
Shares sold	2,395	3,197	$ 16,310	$ 23,420
Reinvestment of distributions	212	177	1,503	1,297
Shares redeemed	(3,445)	(1,627)	(23,692)	(11,902)
Net increase (decrease)	(838)	1,747	$ (5,879)	$ 12,815

13. Credit Risk.

The Fund invests a portion of its assets, directly or indirectly, in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased

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13. Credit Risk - continued

volatility of market price and periods of decreased market activity that have adversely impacted the valuation of certain issuers of the Fund.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI's affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

14. Proposed Reorganization.

On June 19, 2008, the Board of Trustees of the Fund and the Board of Trustees of the Capital One Total Return Bond Fund ("Total Return Bond Fund") approved an Agreement and Plan of Reorganization between the Fund and Total Return Bond Fund. The agreement provides for the transfer of all the assets of Total Return Bond Fund (other than any deferred, accrued or prepaid expenses or any assets necessary to discharge any liabilities of Total Return Bond Fund following the merger) in exchange solely for the number of shares of Class A of the Fund with an equal dollar value of the outstanding shares of Total Return Bond Fund on the day the reorganization is effective.

A meeting of the shareholders of Total Return Bond Fund is expected to be held in October, 2008 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about November 21, 2008. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Grade Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2008

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Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 376 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (72)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Hebble also serves as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Greer also serves as Vice President of Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (54)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Churchill also serves as Vice President of Fidelity's Bond Funds (2008-present). Mr. Churchill is Executive Vice President of FMR (2005-present), FMR Co., Inc. (2005-present) and Fidelity Investments Money Management, Inc. (2008-present). Previously, Mr. Churchill served as Senior Vice President of FMR (1997-2005) and Senior Vice President of Fidelity Investments Money Management, Inc. (2000-2006).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Ms. Prior also serves as Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2002-present).

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of the fund. Mr. Whitaker also serves as Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 2.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $409,805,006 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Investment Grade Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Fidelity Investment Grade Bond (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Investment Grade Bond (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Investment Grade Bond Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Investment Grade Bond (retail class) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance and how investment personnel evaluate potential for incremental return against the risks involved in obtaining that incremental return. The Board considered the steps that FMR has taken to strengthen and refine its risk management processes in light of recent credit events that have affected various sectors of the fixed-income markets. The Board will continue to closely monitor the performance of the fund in the coming year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Investment Grade Bond Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Investment Grade Bond (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Investment Grade Bond (retail class) to 45 basis points. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class. The fund's Advisor classes are subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that each class's total expenses ranked below its competitive median for 2007.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Money
Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AIGB-UANN-1008
1.784723.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Investment Grade Bond

Fund - Institutional Class

Annual Report

August 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a
class of Fidelity® Investment
Grade Bond Fund

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	0.66%	3.27%	4.81%

A The initial offering of Institutional Class shares took place on August 27, 2002. Returns prior to August 27, 2002 are those of Investment Grade Bond, the original class of the fund.

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Investment Grade Bond Fund - Institutional Class on August 31, 1998. The chart shows how the value of the investment would have changed, and also shows how the Lehman Brothers® U.S. Aggregate Index performed over the same period. The initial offering of Institutional Class took place on August 27, 2002. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Moore, Portfolio Manager of Fidelity Advisor Investment Grade Bond Fund

Several years of healthy economic growth and a hearty appetite for risk abruptly reversed during the 12-month period ending August 31, 2008, as a meltdown in the subprime mortgage market led to an unnerving credit crisis. In response, bond investors fled from lower-quality debt instruments and flocked to those with an explicit or implicit guarantee from the U.S. government. The investment-grade bond market as a whole, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86% during the past year, while seeing appreciable performance disparity among its constituents. Treasuries did the best, benefiting from their reputation as one of the world's safest investments. The Lehman Brothers U.S. Treasury Index gained 8.65% during the period - one of the highest returns of any domestic or international asset class over the past 12 months. At the opposite end of the spectrum, the asset-backed sector - home to weak-performing subprime debt - had negative results, falling 3.48% according to the Lehman Brothers U.S. Fixed-Rate Asset-Backed Securities Index.

For the 12 months ending August 31, 2008, the fund's Institutional Class shares returned 0.66%, well short of the Lehman Brothers U.S. Aggregate Index. Asset-backed bonds, and especially subprime mortgage holdings, were the biggest negative in relative terms by far. The fund's subprime bonds were very highly rated and occupied only a small portion of the portfolio. But when the housing market's downturn accelerated, these issues lost much of their value and did so much more quickly than we - as well as most other analysts - expected. I owned some subprime loans directly, but the majority of the fund's exposure came from the various central funds in the portfolio - especially Fidelity® Ultra-Short Central Fund. The fund's overweighting in commercial mortgage backed securities (CMBS) was also a negative. The significant risk aversion in the market meant that my higher-quality CMBS holdings did relatively poorly. Because of their high prices and very low yields, I was selling Treasuries throughout the period. It was a good long-term strategy, in my view, but a big negative for the fund's recent performance, as nervous investors participated in a "flight to quality," causing Treasury yields to tumble. The main positive was an out-of-benchmark position in Treasury Inflation-Protected Securities (TIPS). These bonds did well as inflation expectations grew. Yield-curve positioning was another helpful factor for performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 to August 31, 2008
Class A
Actual	$ 1,000.00	$ 981.40	$ 3.98
Hypothetical A	$ 1,000.00	$ 1,021.11	$ 4.06
Class T
Actual	$ 1,000.00	$ 980.00	$ 3.93
Hypothetical A	$ 1,000.00	$ 1,021.17	$ 4.01
Class B
Actual	$ 1,000.00	$ 976.50	$ 7.45
Hypothetical A	$ 1,000.00	$ 1,017.60	$ 7.61
Class C
Actual	$ 1,000.00	$ 977.70	$ 7.71
Hypothetical A	$ 1,000.00	$ 1,017.34	$ 7.86
Investment Grade Bond
Actual	$ 1,000.00	$ 981.70	$ 2.24
Hypothetical A	$ 1,000.00	$ 1,022.87	$ 2.29
Institutional Class
Actual	$ 1,000.00	$ 982.90	$ 2.49
Hypothetical A	$ 1,000.00	$ 1,022.62	$ 2.54

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annualized Expense Ratio
Class A	.80%
Class T	.79%
Class B	1.50%
Class C	1.55%
Investment Grade Bond	.45%
Institutional Class	.50%

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2008	As of February 29, 2008
U.S. Government and U.S. Government Agency Obligations 58.4%	U.S. Government and U.S. Government Agency Obligations 62.0%
AAA 13.4%	AAA 15.8%
AA 5.7%	AA 5.4%
A 9.8%	A 7.6%
BBB 20.0%	BBB 16.6%
BB and Below 4.3%	BB and Below 4.4%
Not Rated 0.4%	Not Rated 0.5%
Short-Term Investments and Net Other Assets† (12.0)%	Short-Term Investments and Net Other Assets† (12.3)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2008
6 months ago
Years	6.2	5.8

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2008
6 months ago
Years	4.7	4.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2008 *		As of February 29, 2008 **
	Corporate Bonds 33.6%		Corporate Bonds 28.1%
	U.S. Government and U.S. Government Agency Obligations 58.4%		U.S. Government and U.S. Government Agency Obligations 62.0%
	Asset-Backed Securities 5.8%		Asset-Backed Securities 6.8%
	CMOs and Other Mortgage Related Securities 13.3%		CMOs and Other Mortgage Related Securities 14.8%
	Municipal Bonds 0.6%		Municipal Bonds 0.3%
	Other Investments 0.3%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets† (12.0)%		Short-Term Investments and Net Other Assets† (12.3)%
* Foreign investments	10.5%	** Foreign investments	8.7%
* Futures and Swaps	0.5%	** Futures and Swaps	0.8%

†Short-term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.6%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 0.2%
Ford Motor Co. 7.45% 7/16/31	$ 40,245	$ 20,726
Household Durables - 0.1%
Fortune Brands, Inc. 5.875% 1/15/36	2,745	2,224
Newell Rubbermaid, Inc.:
5.5% 4/15/13	6,993	6,752
6.25% 4/15/18	3,425	3,099
		12,075
Media - 1.8%
AOL Time Warner, Inc. 6.75% 4/15/11	22,380	22,902
Comcast Corp.:
4.95% 6/15/16	15,874	14,649
5.9% 3/15/16	14,300	13,974
COX Communications, Inc. 6.45% 12/1/36 (a)	21,256	19,896
Gannett Co., Inc. 3.0106% 5/26/09 (f)	15,990	15,790
Liberty Media Corp.:
5.7% 5/15/13	8,500	7,544
8.25% 2/1/30	19,105	16,146
News America Holdings, Inc. 7.75% 12/1/45	6,015	6,191
News America, Inc.:
6.15% 3/1/37	6,365	5,759
6.2% 12/15/34	4,570	4,153
Time Warner Cable, Inc. 5.85% 5/1/17	28,639	27,338
Univision Communications, Inc. 3.875% 10/15/08	9,840	9,705
Viacom, Inc.:
6.125% 10/5/17	9,190	8,647
6.75% 10/5/37	8,475	7,618
		180,312
TOTAL CONSUMER DISCRETIONARY		213,113
CONSUMER STAPLES - 1.6%
Beverages - 0.3%
Diageo Capital PLC:
5.2% 1/30/13	5,710	5,777
5.75% 10/23/17	7,686	7,618
FBG Finance Ltd. 5.125% 6/15/15 (a)	11,020	10,334
		23,729
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.2%
CVS Caremark Corp. 6.302% 6/1/37 (f)	$ 14,340	$ 12,171
Wal-Mart Stores, Inc. 6.2% 4/15/38	11,535	11,411
		23,582
Food Products - 0.5%
General Mills, Inc. 5.2% 3/17/15	10,480	10,294
Kellogg Co. 6.6% 4/1/11	5,672	5,997
Kraft Foods, Inc.:
4.125% 11/12/09	6,360	6,334
6% 2/11/13	9,770	9,990
6.25% 6/1/12	6,081	6,283
6.875% 2/1/38	9,031	8,835
		47,733
Tobacco - 0.6%
Philip Morris International, Inc.:
5.65% 5/16/18	12,502	12,300
6.375% 5/16/38	12,770	12,560
Reynolds American, Inc.:
6.75% 6/15/17	15,115	14,868
7.25% 6/15/37	22,265	21,944
		61,672
TOTAL CONSUMER STAPLES		156,716
ENERGY - 3.1%
Energy Equipment & Services - 0.3%
BJ Services Co. 6% 6/1/18	14,255	14,505
DCP Midstream LLC 6.75% 9/15/37 (a)	7,295	6,882
Transocean, Inc. 6% 3/15/18	5,000	4,988
Weatherford International Ltd. 6% 3/15/18	5,650	5,514
		31,889
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Finance Co. 6.75% 5/1/11	7,335	7,593
Anadarko Petroleum Corp.:
5.95% 9/15/16	6,661	6,491
6.45% 9/15/36	9,885	9,085
Canadian Natural Resources Ltd.:
5.7% 5/15/17	7,170	6,920
5.9% 2/1/18	2,830	2,757
ConocoPhillips 4.4% 5/15/13	50,000	49,537
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Duke Energy Field Services 7.875% 8/16/10	$ 7,580	$ 7,978
EnCana Corp. 4.75% 10/15/13	2,269	2,193
Kinder Morgan Energy Partners LP 6.75% 3/15/11	4,315	4,476
Nakilat, Inc. 6.067% 12/31/33 (a)	12,415	10,840
National Gas Co. of Trinidad & Tobago Ltd. 6.05% 1/15/36 (a)	5,985	5,579
Nexen, Inc.:
5.875% 3/10/35	10,560	8,949
6.4% 5/15/37	7,730	6,933
Pemex Project Funding Master Trust 3.2806% 12/3/12 (a)(f)	11,870	11,573
Petro-Canada:
6.05% 5/15/18	4,170	4,038
6.8% 5/15/38	10,305	9,803
Suncor Energy, Inc.:
6.1% 6/1/18	12,820	12,731
6.5% 6/15/38	10,690	10,232
6.85% 6/1/39	11,275	11,291
Talisman Energy, Inc. yankee 6.25% 2/1/38	18,970	16,352
TEPPCO Partners LP:
6.65% 4/15/18	11,620	11,692
7.55% 4/15/38	10,010	10,056
Texas Eastern Transmission LP 6% 9/15/17 (a)	22,035	21,495
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	4,050	4,050
Valero Energy Corp. 6.625% 6/15/37	5,740	5,065
XTO Energy, Inc.:
5.9% 8/1/12	6,352	6,416
6.25% 8/1/17	9,995	9,854
		273,979
TOTAL ENERGY		305,868
FINANCIALS - 10.8%
Capital Markets - 2.2%
Bear Stearns Companies, Inc. 6.95% 8/10/12	21,590	22,425
BlackRock, Inc. 6.25% 9/15/17	24,100	23,671
Deutsche Bank AG London 6% 9/1/17	6,678	6,724
Janus Capital Group, Inc. 5.875% 9/15/11	2,605	2,537
JPMorgan Chase Capital XVII 5.85% 8/1/35	3,865	2,980
JPMorgan Chase Capital XX 6.55% 9/29/36	96,700	79,566
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Lazard Group LLC:
6.85% 6/15/17	$ 5,200	$ 4,471
7.125% 5/15/15	16,430	14,987
Lehman Brothers Holdings, Inc.:
6.2% 9/26/14	12,662	11,861
6.875% 5/2/18	11,295	10,516
Merrill Lynch & Co., Inc. 6.875% 4/25/18	9,721	8,953
Morgan Stanley 3.0913% 1/9/14 (f)	40,435	34,984
		223,675
Commercial Banks - 1.7%
Bank of America NA 6% 10/15/36	8,150	7,038
Bank One Corp. 5.25% 1/30/13	13,775	13,471
BB&T Capital Trust IV 6.82% 6/12/77 (f)	1,220	951
Credit Suisse (Guernsey) Ltd. 5.86%	13,520	10,971
Credit Suisse First Boston 6% 2/15/18	17,850	17,126
Export-Import Bank of Korea 5.25% 2/10/14 (a)	7,225	7,035
Fifth Third Bancorp 4.5% 6/1/18	3,545	2,343
HBOS PLC 6.75% 5/21/18 (a)	12,189	11,008
HSBC Holdings PLC:
6.5% 5/2/36	11,470	10,588
6.5% 9/15/37	5,010	4,568
KeyCorp Capital Trust VII 5.7% 6/15/35	16,490	10,531
Korea Development Bank 5.75% 9/10/13	14,578	14,690
Standard Chartered Bank 6.4% 9/26/17 (a)	23,680	22,412
SunTrust Bank 7.25% 3/15/18	3,750	3,659
Wachovia Bank NA 5.85% 2/1/37	19,011	13,733
Wachovia Corp. 4.875% 2/15/14	1,791	1,541
Wells Fargo Bank NA:
4.75% 2/9/15	12,250	11,472
5.95% 8/26/36	11,449	10,278
		173,415
Consumer Finance - 0.7%
SLM Corp.:
2.96% 7/26/10 (f)	64,500	58,140
2.9763% 3/15/11 (f)	1,130	977
3.03% 10/25/11 (f)	3,925	3,270
3.1% 1/27/14 (f)	2,240	1,776
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
SLM Corp.: - continued
4.5% 7/26/10	$ 2,325	$ 2,115
5% 10/1/13	830	679
		66,957
Diversified Financial Services - 0.9%
Deutsche Bank AG London 5.375% 10/12/12	6,162	6,196
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	10,173	10,178
JPMorgan Chase & Co.:
4.875% 3/15/14	10,460	10,039
5.75% 1/2/13	2,935	2,933
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (a)	15,505	15,536
Prime Property Funding, Inc.:
5.125% 6/1/15 (a)	13,035	11,558
5.5% 1/15/14 (a)	8,820	8,291
TECO Finance, Inc. 7% 5/1/12	11,415	11,533
ZFS Finance USA Trust II 6.45% 12/15/65 (a)(f)	7,500	6,612
ZFS Finance USA Trust V 6.5% 5/9/67 (a)(f)	13,680	11,785
		94,661
Insurance - 1.4%
American International Group, Inc. 8.175% 5/15/58 (a)(f)	5,870	4,534
Assurant, Inc. 5.625% 2/15/14	8,540	7,892
Axis Capital Holdings Ltd. 5.75% 12/1/14	13,335	12,247
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (a)(f)	22,081	17,923
Liberty Mutual Group, Inc.:
6.7% 8/15/16 (a)	15,840	15,143
10.75% 6/15/88 (a)(f)	8,540	7,771
Lincoln National Corp. 7% 5/17/66 (f)	2,370	2,061
Metropolitan Life Global Funding I:
5.125% 11/9/11 (a)	7,540	7,710
5.125% 4/10/13 (a)	11,934	11,826
Monumental Global Funding II 5.65% 7/14/11 (a)	7,315	7,504
New York Life Global Funding 4.65% 5/9/13 (a)	9,715	9,713
Pacific Life Global Funding 5.15% 4/15/13 (a)	10,050	10,056
QBE Insurance Group Ltd. 5.647% 7/1/23 (a)(f)	18,775	18,637
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Insurance - continued
Symetra Financial Corp. 6.125% 4/1/16 (a)	$ 10,405	$ 9,056
The Chubb Corp. 6.5% 5/15/38	4,535	4,296
		146,369
Real Estate Investment Trusts - 3.1%
AMB Property LP:
5.9% 8/15/13	9,635	9,420
6.3% 6/1/13	9,785	9,765
Brandywine Operating Partnership LP:
5.625% 12/15/10	19,900	19,305
5.75% 4/1/12	6,050	5,739
Camden Property Trust 5.875% 11/30/12	6,435	6,241
Colonial Properties Trust:
4.75% 2/1/10	22,462	21,961
4.8% 4/1/11	2,650	2,537
5.5% 10/1/15	12,730	11,301
6.875% 8/15/12	5,000	4,990
Colonial Realty LP 6.05% 9/1/16	9,420	8,325
Developers Diversified Realty Corp.:
4.625% 8/1/10	975	946
5% 5/3/10	6,840	6,681
5.25% 4/15/11	8,195	7,891
5.375% 10/15/12	5,485	5,101
Duke Realty LP:
5.4% 8/15/14	10,700	9,803
5.5% 3/1/16	10,700	9,718
5.625% 8/15/11	4,860	4,757
5.875% 8/15/12	1,205	1,186
5.95% 2/15/17	2,540	2,340
6.25% 5/15/13	5,180	5,108
6.5% 1/15/18	8,800	8,209
Equity One, Inc.:
6% 9/15/17	6,860	5,735
6.25% 1/15/17	4,535	3,959
Federal Realty Investment Trust:
5.4% 12/1/13	4,880	4,679
6% 7/15/12	3,355	3,263
6.2% 1/15/17	2,580	2,408
HRPT Properties Trust:
5.75% 11/1/15	2,925	2,597
6.65% 1/15/18	6,500	5,848
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Liberty Property LP:
5.5% 12/15/16	$ 6,665	$ 5,780
6.375% 8/15/12	4,617	4,555
6.625% 10/1/17	6,640	6,198
Mack-Cali Realty LP:
5.05% 4/15/10	9,145	9,088
7.25% 3/15/09	4,110	4,146
7.75% 2/15/11	1,080	1,127
Reckson Operating Partnership LP:
5.15% 1/15/11	2,790	2,605
6% 3/31/16	2,600	2,218
Simon Property Group LP:
4.6% 6/15/10	8,400	8,319
5.1% 6/15/15	15,660	14,382
5.375% 6/1/11	3,565	3,551
5.45% 3/15/13	8,720	8,442
5.75% 5/1/12	4,015	3,971
7.75% 1/20/11	2,250	2,346
Tanger Properties LP 6.15% 11/15/15	17,300	16,306
UDR, Inc. 5.5% 4/1/14	10,720	10,106
United Dominion Realty Trust, Inc. 5.25% 1/15/15	3,645	3,349
Washington (REIT) 5.95% 6/15/11	10,660	10,359
		306,661
Real Estate Management & Development - 0.5%
ERP Operating LP:
5.375% 8/1/16	2,405	2,142
5.5% 10/1/12	9,240	8,866
5.75% 6/15/17	11,250	10,140
6.625% 3/15/12	2,360	2,395
Post Apartment Homes LP 6.3% 6/1/13	11,550	11,188
Regency Centers LP 6.75% 1/15/12	12,435	12,524
		47,255
Thrifts & Mortgage Finance - 0.3%
Capmark Financial Group, Inc. 6.3% 5/10/17	5,570	3,286
Credit Suisse First Boston (New York Branch) 5% 5/15/13	9,731	9,478
Washington Mutual Bank 5.55% 6/16/10	5,000	4,006
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Washington Mutual, Inc.:
3.2138% 9/17/12 (f)	$ 10,415	$ 6,486
4.625% 4/1/14	6,415	3,143
		26,399
TOTAL FINANCIALS		1,085,392
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
AstraZeneca PLC:
5.9% 9/15/17	16,795	17,445
6.45% 9/15/37	16,771	17,199
		34,644
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.2%
Bombardier, Inc. 6.3% 5/1/14 (a)	18,035	17,314
Airlines - 1.2%
American Airlines, Inc. pass-thru trust certificates:
7.324% 4/15/11	13,531	12,313
7.858% 4/1/13	26,059	23,583
Continental Airlines, Inc. pass-thru trust certificates 6.545% 8/2/20	4,097	3,688
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	14,029	11,504
7.57% 11/18/10	21,770	20,518
U.S. Airways pass-thru trust certificates:
6.85% 7/30/19	6,895	5,999
8.36% 7/20/20	21,289	19,373
United Air Lines, Inc. pass-thru trust certificates:
Class 1A, 6.636% 7/2/22	8,444	6,713
6.071% 9/1/14	2,013	1,980
6.602% 9/1/13	3,575	3,526
7.032% 4/1/12	3,090	3,044
7.186% 10/1/12	7,667	7,562
7.811% 4/1/11	4,909	5,621
		125,424
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co. 5.5% 5/15/15	12,745	11,736
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Canadian National Railway Co. 5.85% 11/15/17	$ 4,690	$ 4,809
Canadian Pacific Railway Co. 5.95% 5/15/37	990	818
		5,627
Transportation Infrastructure - 0.1%
BNSF Funding Trust I 6.613% 12/15/55 (f)	6,338	5,714
TOTAL INDUSTRIALS		165,815
INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Instruments - 0.2%
Tyco Electronics Group SA:
5.95% 1/15/14	9,971	9,960
6.55% 10/1/17	8,770	8,797
7.125% 10/1/37	4,405	4,435
		23,192
Semiconductors & Semiconductor Equipment - 0.3%
Chartered Semiconductor Manufacturing Ltd.:
5.75% 8/3/10	9,825	9,351
6.375% 8/3/15	10,650	9,375
National Semiconductor Corp. 6.15% 6/15/12	7,260	7,410
		26,136
TOTAL INFORMATION TECHNOLOGY		49,328
MATERIALS - 0.7%
Chemicals - 0.2%
Agrium, Inc. 7.125% 5/23/36	8,975	9,548
Dow Chemical Co. 5.7% 5/15/18	5,895	5,636
		15,184
Metals & Mining - 0.5%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (a)	3,460	3,666
Rio Tinto Finance Ltd.:
5.875% 7/15/13	12,154	12,257
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Rio Tinto Finance Ltd.: - continued
6.5% 7/15/18	$ 20,204	$ 20,328
7.125% 7/15/28	17,840	18,079
		54,330
TOTAL MATERIALS		69,514
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.:
6.3% 1/15/38	10,189	9,608
6.8% 5/15/36	17,617	17,510
BellSouth Capital Funding Corp. 7.875% 2/15/30	12,752	13,731
Deutsche Telekom International Finance BV:
5.25% 7/22/13	11,230	10,960
5.875% 8/20/13	10,485	10,455
KT Corp. 5.875% 6/24/14 (a)	7,455	7,422
Sprint Capital Corp.:
6.875% 11/15/28	9,870	8,390
7.625% 1/30/11	7,295	7,295
Telecom Italia Capital SA:
4.95% 9/30/14	11,250	10,195
5.25% 10/1/15	12,725	11,469
7.2% 7/18/36	2,550	2,345
Telefonica Emisiones SAU:
5.855% 2/4/13	2,732	2,735
6.221% 7/3/17	11,230	11,122
7.045% 6/20/36	5,850	5,940
Verizon Communications, Inc.:
5.25% 4/15/13	12,085	12,147
6.1% 4/15/18	14,720	14,683
6.4% 2/15/38	10,172	9,465
6.9% 4/15/38	4,170	4,129
		169,601
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. 6% 12/1/16	29,701	27,102
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Vodafone Group PLC:
5% 12/16/13	$ 5,255	$ 5,178
5.625% 2/27/17	35,292	34,095
		66,375
TOTAL TELECOMMUNICATION SERVICES		235,976
UTILITIES - 4.4%
Electric Utilities - 2.5%
AmerenUE 6.4% 6/15/17	18,252	18,112
Baltimore Gas & Electric Co. 6.125% 7/1/13	8,010	8,060
Cleveland Electric Illuminating Co. 5.65% 12/15/13	11,490	11,349
Commonwealth Edison Co.:
5.4% 12/15/11	18,283	18,483
5.8% 3/15/18	11,545	11,245
Duke Energy Carolinas LLC 6% 1/15/38	9,739	9,428
EDP Finance BV 6% 2/2/18 (a)	25,358	25,152
Enel Finance International SA:
6.25% 9/15/17 (a)	12,675	12,854
6.8% 9/15/37 (a)	13,880	14,113
Exelon Corp. 4.9% 6/15/15	27,100	25,081
Florida Power Corp.:
5.65% 6/15/18	5,665	5,765
6.4% 6/15/38	10,113	10,291
Illinois Power Co. 6.125% 11/15/17	5,060	4,834
Nevada Power Co. 6.5% 5/15/18	26,280	26,280
Oncor Electric Delivery Co. 6.375% 5/1/12	17,030	17,251
Pacific Gas & Electric Co.:
4.8% 3/1/14	2,670	2,618
5.8% 3/1/37	7,180	6,691
Pennsylvania Electric Co. 6.05% 9/1/17	10,455	10,094
PPL Capital Funding, Inc. 6.7% 3/30/67 (f)	15,620	13,162
		250,863
Gas Utilities - 0.1%
Southern Natural Gas Co. 5.9% 4/1/17 (a)	6,145	5,822
Independent Power Producers & Energy Traders - 0.6%
Duke Capital LLC 5.668% 8/15/14	13,400	13,136
Exelon Generation Co. LLC 5.35% 1/15/14	23,798	22,975
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
PPL Energy Supply LLC:
6.2% 5/15/16	$ 11,895	$ 11,565
6.5% 5/1/18	11,365	11,075
TXU Corp. 5.55% 11/15/14	7,555	5,893
		64,644
Multi-Utilities - 1.2%
CMS Energy Corp. 6.55% 7/17/17	13,140	12,492
Dominion Resources, Inc. 7.5% 6/30/66 (f)	12,110	10,906
MidAmerican Energy Holdings, Co. 6.5% 9/15/37	11,895	11,867
National Grid PLC 6.3% 8/1/16	26,485	26,298
NiSource Finance Corp.:
3.3806% 11/23/09 (f)	9,874	9,618
5.4% 7/15/14	2,960	2,795
5.45% 9/15/20	10,810	9,231
6.4% 3/15/18	21,180	20,228
Wisconsin Energy Corp. 6.25% 5/15/67 (f)	20,065	16,608
		120,043
TOTAL UTILITIES		441,372
TOTAL NONCONVERTIBLE BONDS (Cost $2,929,811)		2,757,738
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 0.5%
Freddie Mac 4.5% 7/15/13 (d)	50,000	51,141
U.S. Treasury Inflation Protected Obligations - 6.9%
U.S. Treasury Inflation-Indexed Notes:
2% 4/15/12	10,570	10,907
2% 1/15/14 (d)	153,117	158,696
2.375% 1/15/17 (d)	317,448	336,451
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes: - continued
2.375% 1/15/27 (d)	$ 124,746	$ 128,697
2.625% 7/15/17	53,526	58,002
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		692,753
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $715,792)		743,894
U.S. Government Agency - Mortgage Securities - 19.5%

Fannie Mae - 15.3%
3.99% 9/1/33 (f)	9,710	9,629
4.5% 4/1/20 to 4/1/23	22,912	22,348
4.702% 7/1/34 (f)	15,679	15,825
4.751% 1/1/35 (f)	11,552	11,657
4.768% 9/1/35 (f)	10,765	10,818
4.922% 3/1/35 (f)	14,947	15,107
5% 4/1/18 to 3/1/34	116,812	113,633
5% 9/1/38 (b)	34,000	32,658
5% 9/1/38 (b)	79,000	75,881
5% 9/1/38 (b)	63,000	60,513
5% 9/1/38 (b)	50,000	48,026
5% 9/1/38 (b)(c)	118,000	113,342
5.167% 4/1/36 (f)	20,451	20,678
5.5% 2/1/35 to 9/1/36 (d)	119,608	118,914
5.5% 9/1/38 (b)	188,000	185,558
5.5% 9/1/38 (b)	156,000	153,974
5.5% 9/1/38 (b)	150,000	148,052
5.5% 9/1/38 (b)	142,000	140,156
5.5% 9/1/38 (b)	10,000	9,870
5.5% 9/1/38 (b)	10,000	9,870
5.616% 7/1/37 (f)	2,855	2,906
5.82% 7/1/46 (f)	31,611	32,312
6% 3/1/16 to 7/1/22	1,577	1,617
6% 9/1/38 (b)	9,000	9,085
6.028% 4/1/36 (f)	2,184	2,235
6.157% 4/1/36 (b)(f)	5,595	5,729
6.252% 6/1/36 (f)	828	843
6.309% 4/1/36 (f)	2,118	2,173
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
6.5% 8/1/23 to 5/1/38	$ 127,891	$ 131,664
6.5% 9/1/38 (b)	21,000	21,589
TOTAL FANNIE MAE		1,526,662
Freddie Mac - 1.1%
4.307% 2/1/35 (f)	4,900	4,931
4.386% 8/1/35 (f)	20,334	20,406
4.476% 10/1/34 (f)	10,820	10,909
4.557% 4/1/35 (f)	23,489	23,480
4.624% 4/1/35 (f)	7,879	7,960
4.765% 7/1/35 (f)	8,536	8,552
5.01% 1/1/36 (f)	6,516	6,587
5.735% 10/1/35 (f)	1,489	1,512
5.853% 6/1/36 (f)	2,563	2,610
5.984% 7/1/37 (f)	12,763	13,022
6.045% 6/1/36 (f)	2,416	2,466
6.063% 4/1/36 (f)	3,971	4,053
6.11% 6/1/36 (f)	2,420	2,473
TOTAL FREDDIE MAC		108,961
Government National Mortgage Association - 3.1%
5.5% 9/1/38 (b)(c)	13,000	12,870
5.5% 9/1/38 (b)	10,000	9,979
5.5% 9/1/38 (b)	11,000	10,977
5.5% 9/1/38 (b)	20,000	19,800
5.5% 9/1/38 (b)	16,000	15,840
5.5% 9/1/38 (b)	10,000	9,979
5.5% 9/1/38 (b)	41,000	40,590
5.5% 9/1/38 (b)	46,000	45,540
5.5% 9/1/38 (b)	64,000	63,360
5.5% 9/1/38 (b)	24,000	23,951
5.5% 9/1/38 (b)	35,000	34,928
5.5% 10/1/38 (b)	15,000	14,925
5.5% 10/1/38 (b)	13,000	12,831
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		315,570
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,924,059)		1,951,193
Asset-Backed Securities - 1.3%
	Principal Amount (000s)	Value (000s)
Advanta Business Card Master Trust Series 2007-D1 Class D, 3.8706% 1/22/13 (a)(f)	$ 10,400	$ 5,862
Airspeed Ltd. Series 2007-1A Class C1, 4.9669% 6/15/32 (a)(f)	11,389	5,353
AmeriCredit Prime Automobile Receivables Trust Series 2007-1 Class E, 6.96% 3/31/16 (a)	5,880	4,445
Capital Auto Receivables Asset Trust Series 2006-1 Class D, 7.16% 1/15/13 (a)	4,195	3,917
Carrington Mortgage Loan Trust Series 2006-NC3 Class M10, 4.4719% 8/25/36 (a)(f)	1,449	69
Countrywide Home Loan Trust Series 2006-13N Class N, 7% 8/25/37 (a)	2,380	113
DB Master Finance LLC Series 2006-1 Class M1, 8.285% 6/20/31 (a)	5,545	4,159
Ford Credit Auto Owner Trust:
Series 2006-B Class D, 7.26% 2/15/13 (a)	5,810	5,378
Series 2006-C Class D, 6.89% 5/15/13 (a)	4,115	3,727
Series 2007-A Class D, 7.05% 12/15/13 (a)	2,335	2,038
GS Auto Loan Trust Series 2006-1 Class D, 6.25% 1/15/14 (a)	4,107	3,885
GSAMP Trust Series 2004-AR1 Class B4, 5% 6/25/34 (a)(f)	1,074	95
Merna Reinsurance Ltd. Series 2007-1 Class B, 4.5506% 6/30/12 (a)(f)	17,200	16,522
Securitized Asset Backed Receivables LLC Trust Series 2007-BR1 Class A2A, 2.5819% 2/25/37 (f)	3,357	3,121
Structured Asset Securities Corp. Series 2006-BC1 Class B1, 4.9719% 3/25/36 (a)(f)	3,655	46
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-OSI Class A2, 2.5619% 6/25/37 (f)	3,169	2,848
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.9169% 3/15/11 (a)(f)	15,495	15,468
Wachovia Auto Loan Owner Trust Series 2006-2A:
Class A4, 5.23% 3/20/12 (a)	50,000	50,019
Class E, 7.05% 5/20/14 (a)	6,660	3,524
WaMu Asset-Backed Certificates Series 2006-HE5 Class B2, 4.9719% 10/25/36 (a)(f)	6,417	177
TOTAL ASSET-BACKED SECURITIES (Cost $160,785)		130,766
Collateralized Mortgage Obligations - 3.6%
	Principal Amount (000s)	Value (000s)
Private Sponsor - 1.4%
Banc of America Commercial Mortgage Trust Series 2007-2:
Class B, 5.6985% 4/10/49 (f)	$ 1,775	$ 958
Class C, 5.6985% 4/10/49 (f)	4,735	2,666
Class D, 5.6985% 4/10/49 (f)	2,370	1,470
Banc of America Mortgage Securities, Inc.:
Series 2003-J Class 2A2, 4.3889% 11/25/33 (f)	3,595	3,432
Series 2004-A Class 2A1, 3.5464% 2/25/34 (f)	2,437	2,225
Series 2004-D Class 2A1, 3.6153% 5/25/34 (f)	1,258	1,153
Series 2005-H:
Class 1A1, 4.9261% 9/25/35 (f)	1,254	1,156
Class 2A2, 4.8029% 9/25/35 (f)	1,500	1,355
Bayview Commercial Asset Trust Series 2006-3A Class IO, 1.1688% 10/25/36 (f)(h)	72,677	6,250
Chase Mortgage Finance Trust:
Series 2007-A1 Class 1A5, 4.3742% 2/25/37 (f)	2,317	2,190
Series 2007-A2 Class 2A1, 4.2836% 7/25/37 (f)	3,429	3,152
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 4.5993% 11/25/34 (f)	3,639	3,384
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 2.9669% 6/15/22 (a)(f)	8,932	7,949
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 4.7027% 10/25/35 (f)	6,228	5,741
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B6, 5.3131% 7/10/35 (a)(f)	3,858	2,846
Series 2003-CB1:
Class B4, 4.1131% 6/10/35 (a)(f)	3,007	2,263
Class B5, 4.7131% 6/10/35 (a)(f)	2,053	1,631
Class B6, 5.2131% 6/10/35 (a)(f)	1,218	878
Structured Asset Securities Corp. floater Series 2006-BC5 Class B, 4.9719% 12/25/36 (a)(f)	4,593	214
WaMu Mortgage pass-thru certificates:
Series 2004-AR7 Class A6, 3.9397% 7/25/34 (f)	2,108	2,075
Series 2005-AR14 Class 1A1, 5.0506% 12/25/35 (f)	13,704	13,284
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-EE Class 2A2, 4.0025% 12/25/34 (f)	12,198	11,067
Series 2004-V Class 1A2, 3.8338% 10/25/34 (f)	5,919	5,563
Series 2005-AR12 Class 2A6, 4.3173% 7/25/35 (f)	5,495	5,014
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Wells Fargo Mortgage Backed Securities Trust: - continued
Series 2005-AR3 Class 2A1, 4.2121% 3/25/35 (f)	$ 2,085	$ 1,905
Series 2006-AR8 Class 3A1, 5.2376% 4/25/36 (f)	47,605	44,414
TOTAL PRIVATE SPONSOR		134,235
U.S. Government Agency - 2.2%
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2630 Class KS, 4% 1/15/17 (d)	22,130	21,902
Series 3079 Class MB, 5% 10/15/28	30,807	31,260
Series 3082 Class PG, 5% 10/15/29	50,300	50,587
Series 3118 Class QB, 5% 2/15/29	33,731	33,892
Series 3258 Class PM, 5.5% 12/15/36	83,941	85,130
TOTAL U.S. GOVERNMENT AGENCY		222,771
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $371,980)		357,006
Commercial Mortgage Securities - 1.3%

Bayview Commercial Asset Trust floater:
Series 2007-2A:
Class A1, 2.7419% 7/25/37 (a)(f)	2,237	1,857
Class A2, 2.7919% 7/25/37 (a)(f)	2,096	1,656
Class B1, 4.0719% 7/25/37 (a)(f)	619	285
Class B2, 4.7219% 7/25/37 (a)(f)	539	234
Class B3, 5.8219% 7/25/37 (a)(f)	604	257
Class M1, 2.8419% 7/25/37 (a)(f)	703	478
Class M2, 2.8819% 7/25/37 (a)(f)	356	231
Class M3, 2.9619% 7/25/37 (a)(f)	361	224
Class M4, 3.1219% 7/25/37 (a)(f)	772	436
Class M5, 3.2219% 7/25/37 (a)(f)	680	364
Class M6, 3.4719% 7/25/37 (a)(f)	867	438
Series 2007-3:
Class B1, 3.4219% 7/25/37 (a)(f)	556	278
Class B2, 4.0719% 7/25/37 (a)(f)	1,456	786
Class B3, 6.4719% 7/25/37 (a)(f)	744	363
Class M1, 2.7819% 7/25/37 (a)(f)	483	291
Class M2, 2.8119% 7/25/37 (a)(f)	515	301
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust floater: - continued
Series 2007-3:
Class M3, 2.8419% 7/25/37 (a)(f)	$ 842	$ 465
Class M4, 2.9719% 7/25/37 (a)(f)	1,329	784
Class M5, 3.0719% 7/25/37 (a)(f)	663	356
Class M6, 3.2719% 7/25/37 (a)(f)	503	261
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T28 Class A1, 5.422% 9/11/42	5,599	5,472
Chase Commercial Mortgage Securities Corp. Series 2000-3 Class G 6.887% 10/15/32 (a)	9,742	7,645
Citigroup Commercial Mortgage Trust:
Series 2007-C6 Class A4, 5.7001% 12/10/49 (f)	15,000	13,656
Series 2007-FL3A Class A2, 2.6069% 4/15/22 (a)(f)	8,398	7,558
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1 Class ASP, 0.6687% 1/15/37 (a)(f)(h)	136,665	2,852
Ginnie Mae guaranteed REMIC pass-thru securities sequential payer Series 2003-47 Class C, 4.227% 10/16/27	7,151	7,146
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.6614% 12/10/41 (f)(h)	13,384	191
GS Mortgage Securities Corp. II floater Series 2007-EOP:
Class D, 2.8313% 3/1/20 (a)(f)	9,955	9,159
Class H, 3.1113% 3/1/20 (a)(f)	960	874
Class J, 3.3113% 3/1/20 (a)(f)	1,375	1,251
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2006-LDP9 Class A2, 5.134% 5/15/47 (f)	18,365	16,804
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9361% 7/15/44 (f)	18,248	16,884
Merrill Lynch-CFC Commercial Mortgage Trust Series 2007-7 Class B, 5.75% 6/25/50	2,790	1,636
Morgan Stanley Capital I Trust sequential payer Series 2007-HQ11 Class A31, 5.439% 2/20/44 (f)	17,270	16,153
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 2007-C31:
Class A1, 5.14% 4/15/47	3,721	3,655
Class A4, 5.509% 4/15/47	5,752	5,141
Series 2007-C31 Class C, 5.6918% 4/15/47 (f)	8,950	5,552
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $152,571)		131,974
Municipal Securities - 0.6%
	Principal Amount (000s)	Value (000s)
California Gen. Oblig.:
5.25% 3/1/38	$ 18,000	$ 18,004
5.25% 8/1/38	9,300	9,302
Chicago Board of Ed. Series 2005 A, 5.5% 12/1/30 (AMBAC Insured)	5,000	5,333
Connecticut Gen. Oblig. Series 2007 B, 5% 5/1/15	4,550	5,023
Minnesota Gen. Oblig. 5% 6/1/15	4,550	5,040
Montgomery County Gen. Oblig. (Consolidated Pub. Impt. Proj.) Series A, 5% 5/1/13	3,645	3,981
North Carolina Gen. Oblig. Series A, 5.5% 3/1/13	6,800	7,576
TOTAL MUNICIPAL SECURITIES (Cost $54,910)		54,259
Foreign Government and Government Agency Obligations - 0.1%

Israeli State 4.625% 6/15/13 (Cost $6,668)	6,725	6,661
Supranational Obligations - 0.0%

Corporacion Andina de Fomento:
5.2% 5/21/13	1,575	1,557
6.875% 3/15/12	1,630	1,710
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,182)		3,267
Fixed-Income Funds - 45.3%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (g)	3,247,815	273,953
Fidelity Commercial Mortgage-Backed Securities Central Fund (g)	9,062,159	804,720
Fidelity Corporate Bond 1-5 Year Central Fund (g)	4,647,046	454,435
Fidelity Mortgage Backed Securities Central Fund (g)	20,354,457	1,998,004
Fidelity Specialized High Income Central Fund (g)	2,110,860	195,170
Fidelity Ultra-Short Central Fund (g)	9,868,647	806,565
TOTAL FIXED-INCOME FUNDS (Cost $4,924,289)		4,532,847
Preferred Securities - 0.1%
	Principal Amount (000s)	Value (000s)
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (f) (Cost $15,235)	$ 15,235	$ 12,730
Cash Equivalents - 7.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 2.12%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (Cost $710,670)	$ 710,837	710,670
TOTAL INVESTMENT PORTFOLIO - 113.9% (Cost $11,969,952)		11,393,005
NET OTHER ASSETS - (13.9)%		(1,390,175)
NET ASSETS - 100%		$ 10,002,830
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34	Oct. 2034	$ 970	(785)
Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class B3, 7.2913% 9/25/34	Oct. 2034	1,036	(782)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.3950% 11/25/34

	Dec. 2034	$ 1,366	$ (1,169)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 6.3950% 8/25/34	Sept. 2034	868	(804)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7 Class B3, 7.6913% 7/25/34	August 2034	1,278	(1,162)
Receive from Bank of America, upon credit event of Gannett Co., Inc., par value of the notional amount of Gannett Co., Inc. 6.375% 4/1/12, and pay quarterly notional amount multiplied by .2%	June 2009	7,095	79
Receive from Barclays Bank upon credit event of CVS Caremark Corp., par value of the notional amount of CVS Caremark Corp. 4.875% 9/15/14, and pay quarterly notional amount multiplied by .56%	March 2013	16,900	(39)
Receive from Barclays Bank upon credit event of Ryder System, Inc., par value of the notional amount of Ryder System, Inc. 6.95% 12/1/25, and pay quarterly notional amount multiplied by .91%	June 2013	13,600	271
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	3,800	24
Receive from Citibank upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/1/13, and pay quarterly notional amount multiplied by 2.35%	June 2013	6,300	447
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive from Citibank upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.15%

	June 2013	$ 4,200	$ 337
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by .90%	Dec. 2012	6,900	558
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by 1.38%	March 2013	13,400	859
Receive from Citibank upon credit event of Merrill Lynch & Co., Inc., par value of the notional amount of Merrill Lynch & Co., Inc. 5% 1/15/15, and pay quarterly notional amount multiplied by 1.43%	March 2013	6,700	416
Receive from Credit Suisse First Boston upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.3%	June 2013	4,200	314
Receive from Credit Suisse First Boston upon credit event of Citigroup, Inc., par value of the notional amount of Citigroup, Inc. 6.5% 1/18/11, and pay quarterly notional amount multiplied by .96%	June 2013	13,600	359
Receive from Credit Suisse First Boston upon credit event of Citigroup, Inc., par value of the notional amount of Citigroup, Inc. 6.5% 1/18/11, and pay quarterly notional amount multiplied by 1.37%	June 2013	10,200	85
Receive from Deutsche Bank upon credit event of Aetna, Inc., par value of the notional amount of Aetna, Inc. 6.625% 6/15/36, and pay quarterly notional amount multiplied by .33%	Sept. 2017	17,250	389
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive from Deutsche Bank upon credit event of Ambac Assurance Corporation, par value of the notional amount of bonds guaranteed by Ambac Assurance Corporation, and pay quarterly notional amount multiplied by 4.15%

	March 2013	$ 16,800	$ 3,633
Receive from Deutsche Bank upon credit event of Household Finance Corp., par value of the notional amount of Household Finance Corp. 7% 5/15/12, and pay quarterly notional amount multiplied by .35%	Dec. 2012	20,000	1,963
Receive from Deutsche Bank upon credit event of Southwest Airlines Co., par value of the notional amount of Southwest Airlines Co. 5.25% 10/1/14, and pay quarterly notional amount multiplied by 1.4%	June 2013	13,600	128
Receive from Deutsche Bank upon credit event of Washington Mutual, Inc., par value of the notional amount of Washington Mutual, Inc. 5.25% 9/15/17, and pay quarterly notional amount multiplied by 1.19%	Sept. 2012	9,800	3,250
Receive from Deutsche Bank, upon credit event of Chartered Semiconductor Manufacturing Ltd., par value of the notional amount of Chartered Semiconductor Manufacturing Ltd. 6.375% 8/3/15 and pay quarterly notional amount multiplied by 1.14%	Sept. 2013	10,650	739
Receive from Deutsche Bank, upon credit event of Gannett Co., Inc., par value of the notional amount of Gannett Co., Inc. 6.375% 4/1/12, and pay quarterly notional amount multiplied by .24%	June 2009	8,895	95
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	5,586	49
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	5,586	49
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.19%	March 2018	$ 4,929	$ 154
Receive from Goldman Sachs upon credit event of Dow Chemical Co., par value of the notional amount of Dow Chemical Co. 6% 10/1/12, and pay quarterly notional amount multiplied by .55%	Sept. 2017	13,700	419
Receive from Goldman Sachs, upon credit event of Ambac Assurance Corporation, par value of the notional amount of bonds guaranteed by Ambac Assurance Corporation, and pay quarterly notional amount multiplied by 3.8%	March 2013	6,700	1,522
Receive from Lehman Brothers, Inc. upon credit event of Capital One Financial Corp., par value of the notional amount of Capital One Financial Corp. 6.25% 11/15/13, and pay quarterly notional amount multiplied by 2.27%	June 2013	4,200	318
Receive from Merrill Lynch, Inc., upon credit event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15 and pay quarterly notional amount multiplied by 1.68%	Sept. 2013	7,660	11
Receive from Merrill Lynch, Inc., upon credit event of R.R. Donnelley & Sons Co., par value of the notional amount of R.R. Donnelley & Sons Co. 5.5% 5/15/15, and pay quarterly notional amount multiplied by 2.12%	Sept. 2013	5,085	(95)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	9,200	(8,372)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Credit Suisse First Boston upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	25,000	(22,750)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-01 Index, par value of the proportional notional amount (e)

	Sept. 2037	$ 18,700	$ (17,017)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to JPMorgan Chase, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	5,600	(5,096)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional amount (e)	Sept. 2037	8,400	(7,644)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Lehman Brothers, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	22,000	(20,020)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to Morgan Stanley, Inc. upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	10,200	(9,282)
Receive monthly a fixed rate of .15% multiplied by the notional amount and pay to UBS upon each credit event of one of the issues of Dow Jones ABX AA 07-1 Index, par value of the proportional notional amount (e)	Sept. 2037	16,700	(15,197)
Receive monthly notional amount multiplied by .55% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2004-WCW1 Class M4, 6.835% 9/25/34	Oct. 2034	9,300	(7,064)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35

	Feb. 2035	$ 3,200	$ (2,819)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	773	(377)
Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35	June 2035	3,200	(2,893)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	2,971	(1,381)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	2,680	(565)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	2,730	(2,573)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	2,971	(2,800)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32

	April 2032	$ 262	$ (233)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34	March 2034	264	(202)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	49	(43)
Receive monthly notional amount multiplied by 2.7% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M9, 6.41% 5/25/35	June 2035	10,445	(9,669)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon credit event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	2,208	(2,062)
Receive monthly notional amount multiplied by 3% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2005-R4 Class M9, 7.07% 7/25/35	August 2035	4,750	(4,200)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	2,971	(2,221)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 5.55% and pay Deutsche Bank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-FRE1 Class M10, 7.74% 7/25/36

	August 2036	$ 4,750	$ (4,364)
Receive monthly notional amount multiplied by 6.25% and pay Deutsche Bank upon credit event of Residential Asset Mortgage Products, Inc., par value of the notional amount of Residential Asset Mortgage Products, Inc. Series 2006-RS5, 7.17% 9/25/36	Oct. 2036	4,750	(4,293)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon credit event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	11,200	5
Receive quarterly notional amount multiplied by .72% and pay Bank of America upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	10,500	(211)
Receive quarterly notional amount multiplied by .78% and pay Deutsche Bank upon credit event of Allegheny Energy Supply Co. LLC, par value of the notional amount of Allegheny Energy Supply Co. LLC 8.25% 4/15/12	June 2012	10,505	(188)
Receive quarterly notional amount multiplied by 4% and pay Morgan Stanley, Inc. upon credit event of Developers Diversified Realty Corp., par value of the notional amount of Developers Diversified Realty Corp. 5.375% 10/15/12	March 2013	13,500	33
		$ 482,633	$ (141,866)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $567,314,000 or 5.7% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) A portion of the security is subject to a forward commitment to sell.
(d) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $144,002,000.
(e) Represents a tradable index of credit default swaps on home equity asset-backed debt securities.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com,as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$710,670,000 due 9/02/08 at 2.12%
ABN AMRO Bank N.V., New York Branch	$ 20,595
Banc of America Securities LLC	55,675
Bank of America, NA	205,951
Barclays Capital, Inc.	370,710
Greenwich Capital Markets, Inc.	20,595
ING Financial Markets LLC	26,846
RBC Capital Markets Corp.	10,298
$ 710,670
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 20,932
Fidelity Commercial Mortgage-Backed Securities Central Fund	49,533
Fidelity Corporate Bond 1-5 Year Central Fund	25,285
Fidelity Mortgage Backed Securities Central Fund	118,326
Fidelity Specialized High Income Central Fund	12,669
Fidelity Ultra-Short Central Fund	57,004
Total	$ 283,749
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 684,797	$ 20,932	$ 380,489	$ 273,953	18.2%
Fidelity Commercial Mortgage-Backed Securities Central Fund	1,079,607	49,534	244,261	804,720	23.2%
Fidelity Corporate Bond 1-5 Year Central Fund	633,792	25,285	199,771	454,435	69.1%
Fidelity Mortgage Backed Securities Central Fund	2,282,321	118,327	399,484	1,998,004	22.2%
Fidelity Specialized High Income Central Fund	153,954	50,500	-	195,170	47.5%
Fidelity Ultra-Short Central Fund	2,327,141	317,546	1,635,854	806,565	22.7%
Total	$ 7,161,612	$ 582,124	$ 2,859,859	$ 4,532,847
Other Information
The information in the following table is based on the combined investment of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
United Kingdom	3.4%
Canada	1.8%
Others (individually less than 1%)	5.3%
100.0%
Income Tax Information
At August 31, 2008, the fund had a capital loss carryforward of approximately $123,382,000 of which $107,051,000 and $16,331,000 will expire on August 31, 2014 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	August 31, 2008

Assets
Investment in securities, at value (including repurchase agreements of $710,670) - See accompanying schedule: Unaffiliated issuers (cost $7,045,663)	$ 6,860,158
Fidelity Central Funds (cost $4,924,289)	4,532,847
Total Investments (cost $11,969,952)		$ 11,393,005
Commitment to sell securities on a delayed delivery basis	(108,922)
Receivable for securities sold on a delayed delivery basis	106,607	(2,315)
Receivable for investments sold Regular delivery		2,128
Delayed delivery		128
Receivable for swap agreements		156
Receivable for fund shares sold		5,468
Interest receivable		58,237
Distributions receivable from Fidelity Central Funds		18,882
Unrealized appreciation on swap agreements		16,506
Other receivables		102
Total assets		11,492,297

Liabilities
Payable for investments purchased Regular delivery	$ 17,057
Delayed delivery	1,301,106
Payable for fund shares redeemed	7,967
Distributions payable	1,045
Unrealized depreciation on swap agreements	158,372
Accrued management fee	2,626
Distribution fees payable	46
Other affiliated payables	1,137
Other payables and accrued expenses	111
Total liabilities		1,489,467

Net Assets		$ 10,002,830
Net Assets consist of:
Paid in capital		$ 10,830,531
Undistributed net investment income		33,213
Accumulated undistributed net realized gain (loss) on investments		(161,906)
Net unrealized appreciation (depreciation) on investments		(699,008)
Net Assets		$ 10,002,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	August 31, 2008

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($79,417.8 ÷ 11,530.23 shares)	$ 6.89

Maximum offering price per share (100/96.00 of $6.89)	$ 7.18
Class T: Net Asset Value and redemption price per share ($52,837.4 ÷ 7,667.90 shares)	$ 6.89

Maximum offering price per share (100/96.00 of $6.89)	$ 7.18
Class B: Net Asset Value and offering price per share ($9,096.8 ÷ 1,319.34 shares)A	$ 6.89

Class C: Net Asset Value and offering price per share ($13,773.9 ÷ 1,997.50 shares)A	$ 6.90

Investment Grade Bond: Net Asset Value, offering price and redemption price per share ($9,813,895.7 ÷ 1,424,001.54 shares)	$ 6.89

Institutional Class: Net Asset Value, offering price and redemption price per share ($33,808.4 ÷ 4,901.40 shares)	$ 6.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended August 31, 2008

Investment Income
Dividends		$ 967
Interest		310,428
Income from Fidelity Central Funds		283,749
Total income		595,144

Expenses
Management fee	$ 34,342
Transfer agent fees	11,091
Distribution fees	608
Fund wide operations fee	3,745
Independent trustees' compensation	46
Miscellaneous	21
Total expenses before reductions	49,853
Expense reductions	(571)	49,282
Net investment income		545,862
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,177
Fidelity Central Funds	(188,828)
Futures contracts	3,690
Swap agreements	51,420
Total net realized gain (loss)		(26,541)
Change in net unrealized appreciation (depreciation) on: Investment securities	(306,149)
Swap agreements	(106,230)
Delayed delivery commitments	(2,315)
Total change in net unrealized appreciation (depreciation)		(414,694)
Net gain (loss)		(441,235)
Net increase (decrease) in net assets resulting from operations		$ 104,627

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 545,862	$ 582,580
Net realized gain (loss)	(26,541)	(10,903)
Change in net unrealized appreciation (depreciation)	(414,694)	(265,820)
Net increase (decrease) in net assets resulting from operations	104,627	305,857
Distributions to shareholders from net investment income	(516,873)	(577,055)
Distributions to shareholders from net realized gain	(11,157)	(14,688)
Total distributions	(528,030)	(591,743)
Share transactions - net increase (decrease)	(1,526,467)	1,944,823
Total increase (decrease) in net assets	(1,949,870)	1,658,937

Net Assets
Beginning of period	11,952,700	10,293,763
End of period (including undistributed net investment income of $33,213 and undistributed net investment income of $9,642, respectively)	$ 10,002,830	$ 11,952,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended August 31,

2008

2007

2006 L

2006 J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 7.35	$ 7.24	$ 7.50	$ 7.47	$ 7.70
Income from Investment Operations
Net investment income E	.331	.353	.118	.298	.237	.224
Net realized and unrealized gain (loss)	(.303)	(.161)	.092	(.206)	.131	(.095)
Total from investment operations	.028	.192	.210	.092	.368	.129
Distributions from net investment income	(.311)	(.352)	(.100)	(.282)	(.238)	(.229)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.318)	(.362)	(.100)	(.352)	(.338)	(.359)
Net asset value, end of period	$ 6.89	$ 7.18	$ 7.35	$ 7.24	$ 7.50	$ 7.47
Total Return B, C, D	.36%	2.61%	2.92%	1.23%	5.03%	1.68%
Ratios to Average Net Assets F, H
Expenses before reductions	.80%	.75%	.71% A	.71%	.83%	.83%
Expenses net of fee waivers, if any	.80%	.75%	.71% A	.71%	.83%	.83%
Expenses net of all reductions	.80%	.74%	.71% A	.71%	.83%	.83%
Net investment income	4.67%	4.83%	4.86% A	4.04%	3.17%	2.96%
Supplemental Data
Net assets, end of period (in millions)	$ 79	$ 79	$ 46	$ 37	$ 31	$ 22
Portfolio turnover rate G	231%	181% K	206% A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended August 31,

2008

2007

2006 L

2006 J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.18	$ 7.35	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.332	.350	.116	.290	.230	.214
Net realized and unrealized gain (loss)	(.303)	(.163)	.091	(.216)	.141	(.094)
Total from investment operations	.029	.187	.207	.074	.371	.120
Distributions from net investment income	(.312)	(.347)	(.097)	(.274)	(.231)	(.220)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.319)	(.357)	(.097)	(.344)	(.331)	(.350)
Net asset value, end of period	$ 6.89	$ 7.18	$ 7.35	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	.36%	2.54%	2.89%	.98%	5.07%	1.56%
Ratios to Average Net Assets F, H
Expenses before reductions	.80%	.80%	.82%A	.83%	.93%	.96%
Expenses net of fee waivers, if any	.80%	.80%	.82%A	.83%	.93%	.95%
Expenses net of all reductions	.79%	.79%	.81%A	.83%	.93%	.95%
Net investment income	4.67%	4.77%	4.76%A	3.92%	3.07%	2.84%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 68	$ 59	$ 57	$ 48	$ 30
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended August 31,

2008

2007

2006 L

2006J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.281	.299	.099	.239	.180	.166
Net realized and unrealized gain (loss)	(.313)	(.164)	.102	(.216)	.140	(.095)
Total from investment operations	(.032)	.135	.201	.023	.320	.071
Distributions from net investment income	(.261)	(.295)	(.081)	(.223)	(.180)	(.171)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.268)	(.305)	(.081)	(.293)	(.280)	(.301)
Net asset value, end of period	$ 6.89	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	(.49)%	1.83%	2.79%	.28%	4.37%	.90%
Ratios to Average Net AssetsF, H
Expenses before reductions	1.50%	1.50%	1.50%A	1.51%	1.64%	1.63%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%A	1.51%	1.60%	1.60%
Expenses net of all reductions	1.50%	1.50%	1.50%A	1.51%	1.59%	1.60%
Net investment income	3.96%	4.07%	4.07%A	3.24%	2.40%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$ 9	$ 10	$ 9	$ 9	$ 9	$ 9
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended August 31,

2008

2007

2006L

2006J

2005J

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47	$ 7.70
Income from Investment Operations
Net investment incomeE	.278	.294	.097	.233	.176	.161
Net realized and unrealized gain (loss)	(.304)	(.163)	.102	(.216)	.140	(.095)
Total from investment operations	(.026)	.131	.199	.017	.316	.066
Distributions from net investment income	(.257)	(.291)	(.079)	(.217)	(.176)	(.166)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.264)	(.301)	(.079)	(.287)	(.276)	(.296)
Net asset value, end of period	$ 6.90	$ 7.19	$ 7.36	$ 7.24	$ 7.51	$ 7.47
Total ReturnB, C, D	(.40)%	1.77%	2.76%	.20%	4.30%	.84%
Ratios to Average Net AssetsF, H
Expenses before reductions	1.55%	1.55%	1.58% A	1.60%	1.67%	1.66%
Expenses net of fee waivers, if any	1.55%	1.55%	1.58%A	1.60%	1.66%	1.66%
Expenses net of all reductions	1.55%	1.55%	1.58%A	1.60%	1.66%	1.66%
Net investment income	3.91%	4.02%	3.99%A	3.15%	2.34%	2.13%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 17	$ 10	$ 9	$ 7	$ 7
Portfolio turnover rateG	231%	181%K	206%A, I	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The portfolio turnover rate does not include the assets acquired in the merger.

J For the period ended April 30.

K Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

L For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investment Grade Bond

Years ended August 31,

2008

2007

2006K

2006I

2005I

2004I

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.35	$ 7.24	$ 7.50	$ 7.47	$ 7.70
Income from Investment Operations
Net investment income D	.356	.376	.124	.317	.254	.240
Net realized and unrealized gain (loss)	(.313)	(.153)	.092	(.206)	.130	(.095)
Total from investment operations	.043	.223	.216	.111	.384	.145
Distributions from net investment income	(.336)	(.373)	(.106)	(.301)	(.254)	(.245)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.343)	(.383)	(.106)	(.371)	(.354)	(.375)
Net asset value, end of period	$ 6.89	$ 7.19	$ 7.35	$ 7.24	$ 7.50	$ 7.47
Total ReturnB, C	.57%	3.05%	3.01%	1.48%	5.26%	1.89%
Ratios to Average Net AssetsE, G
Expenses before reductions	.45%	.45%	.45% A	.46%	.61%	.63%
Expenses net of fee waivers, if any	.45%	.45%	.45%A	.46%	.61%	.63%
Expenses net of all reductions	.44%	.44%	.45%A	.46%	.61%	.63%
Net investment income	5.02%	5.13%	5.12%A	4.29%	3.39%	3.16%
Supplemental Data
Net assets, end of period (in millions)	$ 9,814	$ 11,739	$ 10,141	$ 8,018	$ 6,721	$ 5,735
Portfolio turnover rateF	231%	181%J	206% A, H	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the period ended April 30.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended August 31,

2008

2007

2006 K

2006 I

2005 I

2004 I

Selected Per-Share Data
Net asset value, beginning of period	$ 7.19	$ 7.36	$ 7.25	$ 7.51	$ 7.48	$ 7.70
Income from Investment Operations
Net investment income D	.353	.374	.124	.313	.254	.233
Net realized and unrealized gain (loss)	(.303)	(.163)	.091	(.205)	.129	(.078)
Total from investment operations	.050	.211	.215	.108	.383	.155
Distributions from net investment income	(.333)	(.371)	(.105)	(.298)	(.253)	(.245)
Distributions from net realized gain	(.007)	(.010)	-	(.070)	(.100)	(.130)
Total distributions	(.340)	(.381)	(.105)	(.368)	(.353)	(.375)
Net asset value, end of period	$ 6.90	$ 7.19	$ 7.36	$ 7.25	$ 7.51	$ 7.48
Total Return B, C	.66%	2.88%	2.99%	1.44%	5.24%	2.04%
Ratios to Average Net Assets E, G
Expenses before reductions	.50%	.48%	.49% A	.50%	.59%	.64%
Expenses net of fee waivers, if any	.50%	.48%	.49%A	.50%	.59%	.64%
Expenses net of all reductions	.49%	.47%	.49%A	.50%	.59%	.64%
Net investment income	4.97%	5.10%	5.07%A	4.25%	3.40%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,808	$ 41,276	$ 29,386	$ 25,776	$ 16,084	$ 2,840
Portfolio turnover rate F	231%	181% J	206% A, H	145%	227%	238%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I For the period ended April 30.

J Portfolio turnover rate excludes securities received or delivered through non-taxable in-kind activity.

K For the four month period ended August 31. The Fund changed its fiscal year from April 30 to August 31, effective August 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Investment Grade Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Commercial Mortgage-Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade commercial mortgage-backed securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Mortgage Dollar Rolls Repurchase Agreements Swap Agreements
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company, Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Investments in Fidelity Central Funds - continued

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or advisor.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 70,421
Unrealized depreciation	(709,685)
Net unrealized appreciation (depreciation)	$ (639,264)
Undistributed ordinary income	27,559
Capital loss carryforward	(123,382)

Cost for federal income tax purposes	$ 12,032,269

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 528,030	$ 591,743

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities, realizing a gain or loss, and simultaneously agrees to repurchase substantially similar securities at a future date. In addition, the Fund may enter into reverse dollar rolls in which the Fund purchases and simultaneously agrees to sell substantially similar securities at a future date. During the period between the sale and repurchase in a dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments of the Fund. During the period between the purchase and subsequent sale in a reverse dollar roll transaction, the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $2,210,801 and $3,649,908, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

In addition, under the expense contract, FMR pays all class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

FMR pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 213	$ 38
Class T	0%	.25%	154	4
Class B	.65%	.25%	88	64
Class C	.75%	.25%	153	32
			$ 608	$ 138

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C,.75% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12
Class T	2
Class B*	23
Class C*	5
$ 42

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund. FIIOC receives an asset-based fee of .10% of Investment Grade Bond's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the transfer agent for Investment Grade Bond shares. For the period, each class paid the following transfer agent fees:

	Amount	% of Average Net Assets
Class A	$ 171.20
Class T	121.20
Class B	25.25
Class C	31.20
Investment Grade Bond	10,686.10
Institutional Class	57.15
	$ 11,091

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, Rule 12b-1 fees, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $21 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $1,889.

9. Expense Reductions.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $35. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 5
Class T	4
Investment Grade Bond	525
Institutional Class	2
$ 536

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 Fund and Fidelity Freedom 2020 Fund were the owners of record of approximately 12% and 12%, respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended August 31,	2008	2007
From net investment income
Class A	$ 3,742	$ 3,068
Class T	2,716	3,063
Class B	358	397
Class C	556	572
Investment Grade Bond	507,696	568,231
Institutional Class	1,805	1,724
Total	$ 516,873	$ 577,055
From net realized gain
Class A	$ 82	$ 77
Class T	64	85
Class B	9	13
Class C	15	16
Investment Grade Bond	10,947	14,456
Institutional Class	40	41
Total	$ 11,157	$ 14,688

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended August 31,	2008	2007	2008	2007
Class A
Shares sold	6,217	7,301	$ 44,378	$ 53,656
Reinvestment of distributions	515	414	3,652	3,036
Shares redeemed	(6,144)	(2,974)	(43,427)	(21,797)
Net increase (decrease)	588	4,741	$ 4,603	$ 34,895
Class T
Shares sold	3,480	4,101	$ 24,742	$ 30,149
Reinvestment of distributions	382	423	2,711	3,102
Shares redeemed	(5,613)	(3,090)	(39,832)	(22,619)
Net increase (decrease)	(1,751)	1,434	$ (12,379)	$ 10,632
Class B
Shares sold	446	407	$ 3,206	$ 2,988
Reinvestment of distributions	39	43	280	314
Shares redeemed	(537)	(365)	(3,818)	(2,676)
Net increase (decrease)	(52)	85	$ (332)	$ 626
Class C
Shares sold	846	1,716	$ 6,043	$ 12,632
Reinvestment of distributions	53	54	379	397
Shares redeemed	(1,238)	(791)	(8,831)	(5,778)
Net increase (decrease)	(339)	979	$ (2,409)	$ 7,251
Investment Grade Bond
Shares sold	235,999	397,704	$ 1,676,819	$ 2,923,221
Reinvestment of distributions	71,069	77,325	504,629	567,650
Shares redeemed	(516,730)	(220,217)	(3,691,519)	(1,612,267)
Net increase (decrease)	(209,662)	254,812	$ (1,510,071)	$ 1,878,604
Institutional Class
Shares sold	2,395	3,197	$ 16,310	$ 23,420
Reinvestment of distributions	212	177	1,503	1,297
Shares redeemed	(3,445)	(1,627)	(23,692)	(11,902)
Net increase (decrease)	(838)	1,747	$ (5,879)	$ 12,815

13. Credit Risk.

The Fund invests a portion of its assets, directly or indirectly, in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased

Annual Report

13. Credit Risk - continued

volatility of market price and periods of decreased market activity that have adversely impacted the valuation of certain issuers of the Fund.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI's affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

14. Proposed Reorganization.

On June 19, 2008, the Board of Trustees of the Fund and the Board of Trustees of the Capital One Total Return Bond Fund ("Total Return Bond Fund") approved an Agreement and Plan of Reorganization between the Fund and Total Return Bond Fund. The agreement provides for the transfer of all the assets of Total Return Bond Fund (other than any deferred, accrued or prepaid expenses or any assets necessary to discharge any liabilities of Total Return Bond Fund following the merger) in exchange solely for the number of shares of Class A of the Fund with an equal dollar value of the outstanding shares of Total Return Bond Fund on the day the reorganization is effective.

A meeting of the shareholders of Total Return Bond Fund is expected to be held in October, 2008 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about November 21, 2008. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Grade Bond Fund (a fund of Fidelity Fixed-Income Trust) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Grade Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 376 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (72)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Hebble also serves as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Greer also serves as Vice President of Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (54)

Year of Election or Appointment: 2008

Vice President of the fund. Mr. Churchill also serves as Vice President of Fidelity's Bond Funds (2008-present). Mr. Churchill is Executive Vice President of FMR (2005-present), FMR Co., Inc. (2005-present) and Fidelity Investments Money Management, Inc. (2008-present). Previously, Mr. Churchill served as Senior Vice President of FMR (1997-2005) and Senior Vice President of Fidelity Investments Money Management, Inc. (2000-2006).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the fund. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)

Year of Election or Appointment: 2008

Assistant Secretary of the fund. Ms. Prior also serves as Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2002-present).

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of the fund. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of the fund. Mr. Whitaker also serves as Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 2.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $409,805,006 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Investment Grade Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Fidelity Investment Grade Bond (retail class) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Fidelity Investment Grade Bond (retail class) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Investment Grade Bond Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Fidelity Investment Grade Bond (retail class) of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance and how investment personnel evaluate potential for incremental return against the risks involved in obtaining that incremental return. The Board considered the steps that FMR has taken to strengthen and refine its risk management processes in light of recent credit events that have affected various sectors of the fixed-income markets. The Board will continue to closely monitor the performance of the fund in the coming year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Investment Grade Bond Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee for Fidelity Investment Grade Bond (retail class) to 10 basis points, and (iii) limit the total expenses for Fidelity Investment Grade Bond (retail class) to 45 basis points. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class. The fund's Advisor classes are subject to different class-level expenses (transfer agent fees and 12b-1 fees).

The Board noted that each class's total expenses ranked below its competitive median for 2007.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses for each class at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Money
Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AIGBI-UANN-1008
1.784724.106

Fidelity®

Short-Term Bond

Fund

Annual Report

August 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® Short-Term Bond Fund	0.23%	2.22%	4.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund on August 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® 1-3 Year U.S. Government/Credit Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Galusza, Lead Portfolio Manager of Fidelity® Short-Term Bond Fund, and Robin Foley, who became Co-Manager on June 30, 2008

Several years of healthy economic growth and a hearty appetite for risk abruptly reversed during the 12-month period ending August 31, 2008, as a meltdown in the subprime mortgage market led to an unnerving credit crisis. Bond investors fled from lower-quality debt instruments and flocked to those with an explicit or implicit guarantee from the U.S. government. The investment-grade bond market as a whole, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86%. Treasuries did the best, benefiting from their reputation as one of the world's safest investments. The Lehman Brothers U.S. Treasury Index gained 8.65% during the period - one of the highest returns of any domestic or international asset class over the past 12 months. At the opposite end of the spectrum, the asset-backed sector - home to weak-performing subprime debt - fell 3.48% according to the Lehman Brothers U.S. Fixed-Rate Asset-Backed Securities Index.

During the past year, the fund gained 0.23% and the Lehman Brothers 1-3 Year U.S. Government/Credit Index rose 5.85%. The biggest detractor from the fund's relative performance was sector selection, led by substantial underweightings in U.S. Treasury and agency securities - the bond market's best-performing segments. Additionally, the fund held positions - both directly and through Fidelity Ultra-Short Central Fund - in sectors that were hurt the worst. Specifically, the bulk of the fund's underperformance stemmed from its out-of-benchmark exposure to asset-backed securities (ABS) and, to a lesser extent, commercial mortgage-backed securities (CMBS). Although most of these holdings were highly rated (AAA or AA), their market values dropped significantly. ABS backed by subprime mortgages fared the worst, hurt by the housing slump concerns, as well as investors' lack of appetite for riskier assets. Other ABS, including those backed by auto loan payments, also faltered amid worries about the economy and consumer spending. Despite unfavorable security selection overall among corporate bonds - where we were market-weighted - there were some bright spots, with an underweighting in poor-performing financials helping the most. To reduce the fund's overall volatility and position it based on our view of future market risk, we pared our stake in subprime mortgage securities and other securitized bonds by cutting our stake in Ultra-Short Central Fund and some direct holdings. We also raised our stake in historically less-volatile Treasury and agency securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 to August 31, 2008
Actual	$ 1,000.00	$ 986.90	$ 2.25
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.87	$ 2.29

* Expenses are equal to the Fund's annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.

Quality Diversification (% of fund's net assets)
As of August 31, 2008	As of February 29, 2008
U.S. Government and U.S. Government Agency Obligations 49.6%	U.S. Government and U.S. Government Agency Obligations 42.3%
AAA 13.5%	AAA 22.1%
AA 5.2%	AA 5.1%
A 9.7%	A 10.6%
BBB 16.0%	BBB 16.8%
BB and Below 0.6%	BB and Below 0.8%
Not Rated 0.4%	Not Rated 0.8%
Short-Term Investments and Net Other Assets 5.0%	Short-Term Investments and Net Other Assets 1.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition. All ratings are as of the report date and do not reflect subsequent downgrades.

Weighted Average Maturity as of August 31, 2008
6 months ago
Years	1.9	2.4

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2008
6 months ago
Years	1.6	1.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2008 *	As of February 29, 2008 **
Corporate Bonds 19.2%	Corporate Bonds 20.0%
U.S. Government and U.S. Government Agency Obligations 49.6%	U.S. Government and U.S. Government Agency Obligations 42.3%
Asset-Backed Securities 14.2%	Asset-Backed Securities 18.5%
CMOs and Other Mortgage Related Securities 11.7%	CMOs and Other Mortgage Related Securities 16.9%
Municipal Bonds 0.1%	Municipal Bonds 0.6%
Other Investments 0.2%	Other Investments 0.2%
Short-Term Investments and Net Other Assets 5.0%	Short-Term Investments and Net Other Assets 1.5%

* Foreign investments	7.8%	** Foreign investments	8.3%
* Futures and Swaps	17.3%	** Futures and Swaps	17.3%

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Nonconvertible Bonds - 17.8%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.6%
DaimlerChrysler NA Holding Corp.:
3.2181% 3/13/09 (g)	$ 11,200	$ 11,183
5.75% 8/10/09	29,260	29,489
		40,672
Household Durables - 0.3%
Whirlpool Corp. 6.125% 6/15/11	20,500	20,808
Media - 1.4%
AOL Time Warner, Inc. 6.75% 4/15/11	10,000	10,233
Continental Cablevision, Inc. 9% 9/1/08	30,400	30,400
COX Communications, Inc. 3.875% 10/1/08	14,785	14,780
Liberty Media Corp.:
7.75% 7/15/09	3,900	3,944
7.875% 7/15/09	5,000	5,060
Time Warner Entertainment Co. LP 7.25% 9/1/08	12,764	12,764
Univision Communications, Inc. 3.875% 10/15/08	10,110	9,971
Viacom, Inc. 5.75% 4/30/11	4,045	4,013
		91,165
TOTAL CONSUMER DISCRETIONARY		152,645
CONSUMER STAPLES - 0.6%
Food Products - 0.6%
H.J. Heinz Co. 6.428% 12/1/08 (c)(g)	13,190	13,263
Kraft Foods, Inc.:
4% 10/1/08	7,770	7,770
4.125% 11/12/09	3,220	3,207
5.625% 8/11/10	14,495	14,892
		39,132
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	7,435	7,441
Delek & Avner-Yam Tethys Ltd. 5.326% 8/1/13 (c)	10,675	10,734
Duke Capital LLC:
4.37% 3/1/09	9,565	9,547
7.5% 10/1/09	13,390	13,717
Enterprise Products Operating LP 4.625% 10/15/09	11,730	11,659
Kinder Morgan Energy Partners LP 6.3% 2/1/09	8,455	8,519
Pemex Project Funding Master Trust 9.125% 10/13/10	10,000	10,950
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petroleum Export Ltd.:
4.623% 6/15/10 (c)	$ 2,567	$ 2,543
4.633% 6/15/10 (c)	1,542	1,528
		76,638
FINANCIALS - 6.8%
Capital Markets - 1.9%
American Capital Strategies Ltd. 6.85% 8/1/12	13,960	12,817
Bear Stearns Companies, Inc.:
3.25% 3/25/09	8,450	8,425
5.85% 7/19/10	26,335	26,863
Credit Suisse USA, Inc. 2.5425% 6/5/09 (g)	15,555	15,471
Goldman Sachs Group, Inc.:
5.45% 11/1/12	1,615	1,608
6.875% 1/15/11	2,115	2,195
Janus Capital Group, Inc. 5.875% 9/15/11	4,828	4,703
Lehman Brothers Holdings E-Capital Trust I 3.5888% 8/19/65 (g)	6,380	3,957
Lehman Brothers Holdings, Inc.:
4.25% 1/27/10	13,105	12,610
5.625% 1/24/13	3,995	3,731
Morgan Stanley:
4% 1/15/10	5,275	5,224
5.05% 1/21/11	18,700	18,523
6.75% 4/15/11	13,270	13,515
		129,642
Commercial Banks - 1.3%
Bank of America NA 3.4038% 5/12/10 (g)	12,250	12,180
Bank One Corp. 7.875% 8/1/10	4,708	4,952
Chase Manhattan Corp. 7.875% 6/15/10	10,588	11,061
HSBC Holdings PLC 7.5% 7/15/09	6,165	6,310
Korea Development Bank:
3.875% 3/2/09	7,300	7,274
4.75% 7/20/09	5,500	5,516
National Australia Bank Ltd. 8.6% 5/19/10	6,800	7,193
US Bancorp 4.5% 7/29/10	6,090	6,200
Wells Fargo & Co. 3.98% 10/29/10	27,960	27,949
		88,635
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Consumer Finance - 0.7%
Household Finance Corp.:
4.125% 11/16/09	$ 2,225	$ 2,219
4.75% 5/15/09	8,978	9,039
MBNA Capital I 8.278% 12/1/26	4,885	4,785
Nelnet, Inc.:
5.125% 6/1/10	2,885	2,665
7.4% 9/29/36 (g)	15,075	10,066
Nissan Motor Acceptance Corp. 4.625% 3/8/10 (c)	10,620	10,658
Systems 2001 Asset Trust LLC 7.156% 12/15/11 (c)	3,887	4,035
		43,467
Diversified Financial Services - 1.1%
Bank of America Corp.:
7.4% 1/15/11	485	508
7.8% 2/15/10	2,910	3,033
Deutsche Bank AG London 5% 10/12/10	22,570	22,891
Iberbond 2004 PLC 4.826% 12/24/17 (k)	9,308	8,005
ICB OJSC 6.2% 9/29/15 (Issued by Or-ICB for ICB OJSC) (g)	1,425	1,359
ILFC E-Capital Trust I 5.9% 12/21/65 (c)(g)	8,150	5,298
International Lease Finance Corp.:
5.625% 9/15/10	11,500	10,900
5.75% 6/15/11	8,435	7,711
JPMorgan Chase & Co. 4.891% 9/1/15 (g)	13,105	13,125
		72,830
Insurance - 0.3%
Genworth Financial, Inc. 5.231% 5/16/09	10,160	10,145
Metropolitan Life Global Funding I 3.5513% 6/25/10 (c)(g)	11,430	11,420
		21,565
Real Estate Investment Trusts - 1.4%
Arden Realty LP 8.5% 11/15/10	7,855	8,462
Brandywine Operating Partnership LP:
4.5% 11/1/09	13,390	13,049
5.625% 12/15/10	13,110	12,718
Camden Property Trust 4.375% 1/15/10	5,440	5,320
Colonial Properties Trust 4.75% 2/1/10	5,185	5,069
Developers Diversified Realty Corp.:
3.875% 1/30/09	13,995	13,816
5% 5/3/10	4,910	4,796
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP:
5.25% 1/15/10	$ 3,215	$ 3,182
5.625% 8/15/11	4,580	4,483
6.95% 3/15/11	3,815	3,919
Federal Realty Investment Trust 8.75% 12/1/09	3,785	3,942
Mack-Cali Realty LP 7.25% 3/15/09	2,580	2,603
Simon Property Group LP 4.6% 6/15/10	8,660	8,576
		89,935
Thrifts & Mortgage Finance - 0.1%
Independence Community Bank Corp.:
3.75% 4/1/14 (g)	4,000	2,941
4.8625% 6/20/13 (g)	4,540	3,427
		6,368
TOTAL FINANCIALS		452,442
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.:
3.75% 2/10/09	11,900	11,827
4.125% 8/15/09	3,525	3,518
5.125% 11/15/10	8,357	8,331
		23,676
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (c)	14,430	14,682
Air Freight & Logistics - 0.3%
FedEx Corp. 5.5% 8/15/09	18,575	18,762
Airlines - 0.6%
American Airlines, Inc. pass-thru trust certificates:
6.855% 10/15/10	589	573
6.978% 10/1/12	244	231
Continental Airlines, Inc. pass-thru trust certificates:
6.32% 11/1/08	15,400	15,246
7.056% 3/15/11	4,110	4,038
Delta Air Lines, Inc. pass-thru trust certificates 7.57% 11/18/10	8,415	7,931
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Airlines - continued
United Air Lines, Inc. pass-thru trust certificates:
6.071% 9/1/14	$ 1,809	$ 1,780
6.201% 3/1/10	1,500	1,475
6.602% 9/1/13	3,700	3,649
7.186% 10/1/12	4,484	4,422
		39,345
Commercial Services & Supplies - 0.3%
R.R. Donnelley & Sons Co.:
3.75% 4/1/09	6,060	6,013
5.625% 1/15/12	16,805	16,573
		22,586
Industrial Conglomerates - 0.3%
Covidien International Finance SA 5.15% 10/15/10	14,600	14,814
Hutchison Whampoa International (03/33) Ltd. 5.45% 11/24/10 (c)	5,030	5,107
		19,921
TOTAL INDUSTRIALS		115,296
MATERIALS - 0.2%
Containers & Packaging - 0.1%
Sealed Air Corp. 6.95% 5/15/09 (c)	4,365	4,136
Paper & Forest Products - 0.1%
International Paper Co. 4.25% 1/15/09	6,130	6,114
TOTAL MATERIALS		10,250
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.1%
Ameritech Capital Funding Corp. 6.25% 5/18/09	7,715	7,818
BellSouth Corp. 4.2% 9/15/09	7,115	7,160
British Telecommunications PLC 8.625% 12/15/10	5,605	6,017
Deutsche Telekom International Finance BV 5.375% 3/23/11	20,000	20,095
Telecom Italia Capital SA:
4% 11/15/08	16,130	16,130
4% 1/15/10	15,080	14,861
Telefonica Emisiones SAU 5.984% 6/20/11	21,000	21,327
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonos de Mexico SA de CV:
4.5% 11/19/08	$ 17,815	$ 17,858
4.75% 1/27/10	9,510	9,561
Verizon Global Funding Corp. 7.25% 12/1/10	11,370	12,050
Verizon New England, Inc. 6.5% 9/15/11	7,775	8,017
		140,894
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV 4.125% 3/1/09	17,610	17,614
Vodafone Group PLC:
5.5% 6/15/11	20,000	20,347
7.75% 2/15/10	4,810	5,033
		42,994
TOTAL TELECOMMUNICATION SERVICES		183,888
UTILITIES - 2.0%
Electric Utilities - 1.0%
Commonwealth Edison Co. 5.4% 12/15/11	5,225	5,282
Entergy Corp. 7.75% 12/15/09 (c)	12,000	12,447
Exelon Corp. 4.45% 6/15/10	14,150	14,110
Pepco Holdings, Inc. 4% 5/15/10	4,570	4,510
Progress Energy, Inc. 7.1% 3/1/11	9,628	10,080
Southern Co. 3.5113% 8/20/10 (g)	12,070	12,058
Virginia Electric & Power Co. 4.1% 12/15/38	7,250	7,268
		65,755
Independent Power Producers & Energy Traders - 0.4%
Constellation Energy Group, Inc. 6.125% 9/1/09	21,680	21,900
PSEG Power LLC 3.75% 4/1/09	7,625	7,631
		29,531
Multi-Utilities - 0.6%
Dominion Resources, Inc.:
3.8638% 6/17/10 (g)	8,180	8,184
6.3% 9/30/66 (g)	8,805	7,999
DTE Energy Co. 7.05% 6/1/11	8,462	8,797
KeySpan Corp. 7.625% 11/15/10	4,040	4,283
NiSource Finance Corp. 7.875% 11/15/10	3,925	4,079
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
NSTAR 8% 2/15/10	$ 3,625	$ 3,831
Sempra Energy 4.75% 5/15/09	4,475	4,497
		41,670
TOTAL UTILITIES		136,956
TOTAL NONCONVERTIBLE BONDS (Cost $1,204,457)		1,190,923
U.S. Government and Government Agency Obligations - 34.7%

U.S. Government Agency Obligations - 15.0%
Fannie Mae:
2.5% 4/9/10	24,155	23,936
3% 7/12/10	175,000	174,577
3.25% 8/12/10 (b)	87,021	87,182
4% 9/2/08	73,170	73,170
4.75% 3/12/10 (b)(e)	346,221	354,852
Freddie Mac:
3.875% 6/29/11	150,000	151,590
4.875% 2/9/10 (b)(f)	133,725	137,109
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,002,416
U.S. Treasury Obligations - 19.7%
U.S. Treasury Notes:
2.125% 1/31/10 (f)	125,000	124,893
2.375% 8/31/10	160,615	160,640
2.625% 5/31/10	172,700	173,752
2.75% 7/31/10 (b)(d)	124,980	125,953
4.625% 8/31/11	31,297	33,101
4.75% 3/31/11 (b)(f)	102,294	107,984
4.875% 8/15/09	72,171	73,981
4.875% 4/30/11 (b)	331,090	351,240
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.875% 5/31/11 (b)	$ 126,585	$ 134,368
4.875% 7/31/11	31,930	33,998
TOTAL U.S. TREASURY OBLIGATIONS		1,319,910
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,308,338)		2,322,326
U.S. Government Agency - Mortgage Securities - 10.5%

Fannie Mae - 7.8%
3.71% 6/1/33 (g)	1,510	1,507
3.711% 10/1/33 (g)	457	461
3.74% 10/1/33 (g)	373	375
3.75% 1/1/34 (g)	392	397
3.811% 10/1/33 (g)	6,036	6,067
3.986% 10/1/18 (g)	290	294
3.993% 6/1/33 (g)	291	290
4.1% 8/1/33 (g)	567	568
4.103% 10/1/33 (g)	8,957	9,106
4.106% 6/1/35 (g)	1,121	1,117
4.171% 1/1/35 (g)	1,107	1,114
4.25% 1/1/34 (g)	523	530
4.25% 2/1/34 (g)	474	480
4.25% 2/1/35 (g)	467	470
4.263% 10/1/33 (g)	203	204
4.268% 7/1/35 (g)	929	930
4.275% 11/1/34 (g)	4,169	4,173
4.28% 1/1/34 (g)	503	508
4.283% 3/1/33 (g)	210	212
4.29% 2/1/35 (g)	4,296	4,324
4.295% 1/1/35 (g)	433	434
4.298% 1/1/34 (g)	3,055	3,095
4.302% 5/1/33 (g)	105	105
4.307% 3/1/33 (g)	269	271
4.328% 1/1/35 (g)	640	645
4.331% 7/1/35 (g)	1,412	1,414
4.335% 3/1/35 (g)	2,272	2,287
4.366% 2/1/34 (g)	1,019	1,031
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
4.367% 8/1/35 (g)	$ 802	$ 804
4.378% 5/1/35 (g)	1,542	1,551
4.379% 2/1/35 (g)	5,000	5,039
4.381% 7/1/33 (g)	3,621	3,618
4.39% 2/1/35 (g)	1,018	1,028
4.39% 6/1/35 (g)	1,609	1,620
4.413% 10/1/34 (g)	2,706	2,731
4.426% 5/1/35 (g)	319	321
4.429% 3/1/35 (g)	714	720
4.443% 6/1/35 (g)	2,898	2,906
4.5% 12/1/18	24,452	24,138
4.502% 7/1/35 (g)	172	173
4.553% 11/1/34 (g)	255	257
4.557% 5/1/35 (g)	11,063	11,174
4.562% 2/1/35 (g)	2,218	2,242
4.564% 6/1/33 (g)	1,304	1,306
4.566% 9/1/35 (d)(g)	4,316	4,325
4.579% 6/1/33 (g)	158	159
4.581% 2/1/35 (g)	1,877	1,816
4.591% 2/1/35 (g)	240	242
4.605% 10/1/35 (g)	168	170
4.628% 8/1/35 (g)	3,405	3,446
4.639% 9/1/35 (g)	3,077	3,112
4.679% 8/1/35 (d)(g)	3,451	3,461
4.691% 10/1/34 (g)	2,898	2,921
4.692% 11/1/35 (d)(g)	3,797	3,810
4.7% 12/1/34 (g)	193	195
4.731% 10/1/35 (g)	1,306	1,317
4.741% 7/1/35 (g)	3,263	3,301
4.749% 3/1/35 (g)	2,196	2,220
4.755% 10/1/35 (g)	3,345	3,360
4.76% 9/1/34 (g)	7,672	7,754
4.762% 1/1/35 (g)	2,871	2,898
4.764% 3/1/35 (g)	2,813	2,840
4.773% 1/1/35 (g)	4,087	4,125
4.776% 4/1/35 (g)	159	160
4.777% 12/1/34 (g)	498	503
4.783% 8/1/35 (g)	1,810	1,820
4.787% 1/1/34 (g)	299	301
4.787% 2/1/35 (g)	1,967	1,985
4.793% 10/1/35 (g)	1,315	1,328
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
4.795% 9/1/34 (g)	$ 1,601	$ 1,618
4.809% 9/1/34 (g)	1,144	1,156
4.813% 11/1/34 (g)	1,348	1,361
4.831% 1/1/35 (g)	9,388	9,476
4.84% 2/1/35 (g)	1,543	1,548
4.853% 8/1/34 (g)	1,332	1,345
4.871% 9/1/34 (g)	140	142
4.872% 8/1/34 (g)	303	304
4.894% 10/1/34 (g)	2,690	2,705
4.904% 7/1/35 (g)	7,536	7,584
4.905% 2/1/35 (g)	4,653	4,702
4.912% 2/1/35 (g)	115	116
4.919% 7/1/34 (g)	2,221	2,253
4.939% 8/1/34 (g)	4,892	4,945
4.964% 11/1/35 (g)	33,970	34,212
4.972% 7/1/34 (g)	193	195
4.986% 4/1/33 (g)	71	72
5% 3/1/18 to 10/1/18	9,371	9,427
5.002% 9/1/34 (g)	6,231	6,300
5.029% 10/1/35 (g)	1,749	1,786
5.054% 7/1/35 (g)	8,743	8,818
5.093% 9/1/34 (g)	511	517
5.098% 8/1/33 (g)	479	482
5.107% 1/1/36 (g)	3,400	3,452
5.13% 5/1/35 (g)	1,735	1,758
5.145% 9/1/36 (g)	15,669	15,820
5.152% 9/1/35 (g)	11,974	12,098
5.154% 9/1/35 (g)	20,291	20,503
5.185% 3/1/35 (g)	223	226
5.189% 5/1/35 (g)	293	296
5.224% 5/1/36 (g)	3,137	3,188
5.259% 2/1/33 (g)	392	394
5.265% 2/1/36 (g)	17,859	18,077
5.281% 3/1/35 (g)	251	253
5.29% 2/1/36 (g)	6,820	6,917
5.293% 2/1/36 (g)	2,480	2,515
5.305% 12/1/34 (g)	574	581
5.347% 2/1/36 (g)	732	740
5.384% 3/1/35 (g)	112	113
5.391% 11/1/35 (g)	3,166	3,210
5.407% 5/1/36 (g)	1,683	1,711
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Fannie Mae - continued
5.47% 4/1/36 (g)	$ 24,679	$ 25,078
5.5% 3/1/13 to 1/1/20	39,143	39,865
5.528% 11/1/36 (g)	3,924	3,992
5.553% 5/1/36 (g)	9,184	9,361
5.756% 1/1/36 (g)	4,230	4,309
5.802% 3/1/36 (g)	2,079	2,121
5.927% 4/1/36 (g)	3,829	3,913
5.945% 2/1/35 (g)	107	108
6.05% 4/1/36 (g)	1,316	1,347
6.052% 1/1/35 (g)	360	363
6.057% 3/1/33 (g)	204	206
6.06% 9/1/36 (g)	3,163	3,243
6.155% 4/1/36 (g)	2,710	2,776
6.214% 2/1/35 (g)	252	253
6.252% 6/1/36 (g)	623	634
6.5% 11/1/11 to 3/1/35	28,523	29,639
6.549% 9/1/36 (g)	8,069	8,311
6.671% 9/1/36 (g)	28,631	29,456
7% 2/1/09 to 5/1/32	3,235	3,385
7.5% 6/1/12 to 11/1/31	178	185
11.5% 11/1/15	69	73
TOTAL FANNIE MAE		521,140
Freddie Mac - 2.6%
4.161% 1/1/34 (g)	5,205	5,259
4.275% 6/1/35 (g)	646	647
4.309% 12/1/34 (g)	599	603
4.367% 2/1/35 (g)	723	727
4.406% 3/1/35 (g)	720	724
4.423% 2/1/34 (g)	480	480
4.429% 4/1/35 (g)	5,178	5,168
4.454% 3/1/35 (g)	647	651
4.53% 2/1/35 (g)	1,196	1,206
4.617% 2/1/35 (g)	747	750
4.744% 4/1/35 (g)	5,950	5,966
4.754% 4/1/35 (g)	2,475	2,489
4.922% 9/1/35 (g)	3,572	3,591
4.935% 11/1/35 (g)	2,726	2,753
4.971% 4/1/35 (g)	6,266	6,278
5.035% 1/1/36 (g)	2,722	2,751
5.226% 8/1/36 (g)	2,547	2,594
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Freddie Mac - continued
5.302% 6/1/35 (g)	$ 1,862	$ 1,889
5.353% 12/1/35 (g)	25,503	25,789
5.371% 6/1/37 (g)	4,529	4,609
5.382% 3/1/35 (g)	407	409
5.53% 12/1/35 (g)	4,199	4,220
5.533% 1/1/36 (g)	6,500	6,584
5.574% 5/1/36 (g)	8,875	9,015
5.58% 2/1/35 (g)	862	867
5.722% 7/1/37 (g)	3,033	3,077
5.735% 10/1/35 (g)	1,128	1,146
5.752% 1/1/37 (g)	5,426	5,516
5.83% 1/1/36 (g)	9,055	9,211
5.842% 1/1/35 (g)	276	276
5.843% 1/1/36 (g)	2,450	2,489
6.012% 6/1/35 (g)	1,350	1,379
6.092% 6/1/36 (g)	2,451	2,501
6.366% 8/1/34 (g)	1,776	1,787
6.489% 3/1/33 (g)	114	115
6.715% 9/1/36 (g)	6,664	6,873
6.734% 9/1/36 (g)	29,559	30,502
7.5% 7/1/34	12,152	13,051
8.5% 5/1/27 to 7/1/28	386	421
12% 11/1/19	29	32
TOTAL FREDDIE MAC		174,395
Government National Mortgage Association - 0.1%
5.25% 7/20/34 (g)	701	703
7% 11/15/27 to 8/15/32	4,225	4,458
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		5,161
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $691,908)		700,696
Asset-Backed Securities - 11.7%

Accredited Mortgage Loan Trust:
Series 2003-3 Class A1, 4.46% 1/25/34	2,799	1,845
Series 2004-4 Class A2D, 2.8219% 1/25/35 (g)	592	473
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-HE1 Class M1, 3.4469% 11/25/33 (g)	1,852	1,423
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
ACE Securities Corp. Home Equity Loan Trust: - continued
Series 2004-OP1 Class M1, 2.9919% 4/25/34 (g)	$ 808	$ 579
Series 2006-OP1 Class M1, 2.7519% 4/25/36 (g)	8,000	1,579
Advanta Business Card Master Trust Series 2007-B2 Class B2, 5.5% 6/20/13	14,855	13,087
American Express Credit Account Master Trust Series 2004-C Class C, 2.9669% 2/15/12 (c)(g)	582	568
AmeriCredit Automobile Receivables Trust:
Series 2004-CA Class A4, 3.61% 5/6/11	1,070	1,040
Series 2005-1 Class D, 5.04% 5/6/11	9,500	9,364
Series 2005-CF Class A4, 4.63% 6/6/12	9,979	9,700
Series 2005-DA Class A4, 5.02% 11/6/12	15,975	14,797
Series 2006-1 Class D, 5.49% 4/6/12	4,635	3,773
AmeriCredit Prime Automobile Receivables Trust Series 2007-2M Class A3, 5.22% 4/8/10	6,295	5,991
Ameriquest Mortgage Securities, Inc.:
Series 2004-R10 Class M1, 3.1719% 11/25/34 (g)	5,485	4,112
Series 2004-R11 Class M1, 3.1319% 11/25/34 (g)	8,015	6,147
Series 2006-M3 Class M7, 3.3219% 10/25/36 (g)	3,684	53
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 2.8019% 6/25/32 (g)	528	448
Argent Securities, Inc.:
Series 2003-W7:
Class A2, 2.8619% 3/1/34 (g)	345	276
Class M1, 3.1619% 3/1/34 (g)	11,700	8,271
Series 2003-W9 Class M1, 3.1619% 3/25/34 (g)	7,036	5,286
Series 2004-W11 Class M2, 3.1719% 11/25/34 (g)	3,030	2,206
Series 2004-W5 Class M1, 3.0719% 4/25/34 (g)	3,990	2,992
Series 2006-M1 Class M7, 3.4719% 7/25/36 (g)	4,400	209
Arran Funding Ltd. Series 2005-A Class C, 2.7869% 12/15/10 (g)	14,290	13,761
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE3 Class M2, 3.5919% 6/25/34 (g)	2,952	2,059
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 3.145% 2/28/44 (g)	1,880	1,504
Bear Stearns Asset Backed Securities I Trust:
Series 2004-HE8 Class M1, 3.1219% 9/25/34 (g)	3,630	2,608
Series 2007-HE3 Class 1A1, 2.5919% 4/25/37 (g)	3,735	3,425
Brazos Higher Education Authority, Inc. Student Loan Rev. Series 2006 A2R, 5.03% 12/1/41	12,530	12,616
Capital Auto Receivables Asset Trust:
Series 2005-1 Class B, 2.8419% 6/15/10 (g)	4,675	4,636
Series 2006-1 Class B, 5.26% 10/15/10	2,055	2,036
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Capital Auto Receivables Asset Trust: - continued
Series 2007-1 Class B, 5.15% 9/17/12	$ 5,755	$ 4,819
Series 2007-SN1 Class D, 6.05% 1/17/12	3,985	3,535
Capital One Auto Finance Trust Series 2005-BSS Class D, 4.8% 9/15/12	4,585	4,528
Capital One Multi-Asset Execution Trust Series 2007-B5 Class B5, 5.4% 5/15/13	17,910	17,389
Capital One Prime Auto Receivables Trust:
Series 2005-1 Class B, 4.58% 8/15/12	7,118	6,745
Series 2007-1 Class B1, 5.76% 12/15/13	5,590	5,183
Carmax Auto Owner Trust Series 2006-2 Class C, 5.53% 3/15/13	5,185	4,004
Caterpillar Financial Asset Trust Series 2006-A:
Class A3, 5.57% 5/25/10	3,568	3,593
Class B, 5.71% 6/25/12	13,600	13,596
Chase Auto Owner Trust Series 2006-B Class B, 5.24% 4/15/14	5,384	5,209
Chase Credit Card Master Trust Series 2003-6 Class B, 2.8169% 2/15/11 (g)	9,850	9,842
Chase Issuance Trust:
Series 2004-3 Class C, 2.9369% 6/15/12 (g)	13,025	12,594
Series 2006-3 Class C, 2.6969% 6/15/11 (g)	12,500	12,276
Series 2007-15 Class A, 4.96% 9/17/12	33,270	33,631
CIT Equipment Collateral Trust:
Series 2006-VT1:
Class A3, 5.13% 12/21/08	2,316	2,326
Class B, 5.23% 2/20/13	814	817
Class D, 5.48% 2/20/13	904	903
Series 2006-VT2 Class A3, 5.07% 2/20/10	16,224	16,306
Citibank Credit Card Issuance Trust:
Series 2007-B2 Class B2, 5% 4/2/12	23,445	23,076
Series 2007-B6 Class B6, 5.03% 11/8/12	17,265	16,613
Citigroup Mortgage Loan Trust Series 2003-HE4 Class A, 2.8819% 12/25/33 (c)(g)	3,092	2,489
CNH Equipment Trust:
Series 2005-B Class B, 4.57% 7/16/12	3,195	2,946
Series 2007-A Class A3, 4.98% 10/15/10	11,820	11,890
Countrywide Home Loans, Inc.:
Series 2004-2 Class 3A4, 2.7219% 7/25/34 (g)	419	307
Series 2004-3 Class 3A4, 2.7219% 8/25/34 (g)	1,695	1,324
Series 2004-4 Class A, 2.8419% 8/25/34 (g)	254	161
Series 2005-1 Class M1, 2.8919% 8/25/35 (g)	2,755	2,194
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
CPS Auto Receivables Trust:
Series 2006-B Class A3, 5.73% 6/15/16 (c)	$ 2,544	$ 2,528
Series 2007-C Class A3, 5.45% 5/15/12 (c)	4,755	4,528
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-FIX1 Class A2, 4.31% 5/25/35	2,692	2,514
Credit-Based Asset Servicing and Securitization Mortgage Loan Certificates Series 2006-SC1 Class A, 2.7419% 5/25/36 (c)(g)	6,303	4,856
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1A Class C, 5.074% 6/15/35 (c)	3,662	3,419
Discover Card Master Trust I Series 2003-4 Class B1, 2.7969% 5/16/11 (g)	11,240	11,161
Diversified REIT Trust Series 2000-1A:
Class A2, 6.971% 3/8/10 (c)	994	984
Class E, 6.971% 3/8/10 (c)	4,135	4,071
Drive Auto Receivables Trust:
Series 2005-3 Class A3, 4.99% 10/15/10 (c)	823	823
Series 2006-1 Class A3, 5.49% 4/15/11 (c)	1,972	1,972
Series 2006-2 Class A3, 5.33% 4/15/14 (c)	12,295	11,627
Fannie Mae subordinate REMIC pass-thru certificates Series 2004-T5:
Class AB1, 2.7325% 5/28/35 (g)	634	466
Class AB3, 2.8806% 5/28/35 (g)	247	169
Fieldstone Mortgage Investment Corp. Series 2006-2 Class M1, 2.7819% 7/25/36 (g)	6,145	646
First Franklin Mortgage Loan Trust Series 2006-FF5 Class 2A2, 2.5819% 4/25/36 (g)	2,704	2,606
First Investors Auto Owner Trust Series 2006-A Class A3, 4.93% 2/15/11 (c)	1,386	1,364
Ford Credit Auto Owner Trust:
Series 2006-B Class C, 5.68% 6/15/12	9,900	8,396
Series 2006-C Class C, 5.47% 9/15/12	6,400	5,353
Series 2007-A:
Class B, 5.6% 10/15/12	2,575	2,373
Class C, 5.8% 2/15/13	4,100	3,308
Fosse Master Issuer PLC Series 2007-1A Class C2, 3.335% 10/18/54 (c)(g)	4,100	3,452
Franklin Auto Trust Series 2007-1:
Class A4, 5.03% 2/16/15	7,985	7,527
Class C, 5.43% 2/16/15	9,790	6,500
Fremont Home Loan Trust:
Series 2004-1:
Class M1, 3.1469% 2/25/34 (g)	468	317
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Fremont Home Loan Trust: - continued
Series 2004-1:
Class M2, 2.9719% 2/25/34 (g)	$ 800	$ 609
Series 2004-D:
Class M4, 3.4219% 11/25/34 (g)	613	457
Class M5, 3.4719% 11/25/34 (g)	262	160
Series 2006-3 Class 2A1, 2.5419% 2/25/37 (g)	171	165
Series 2006-A Class M1, 2.7719% 5/25/36 (g)	10,000	1,251
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	4,367	3,762
GE Business Loan Trust Series 2005-2 Class IO, 0.5242% 9/15/17 (c)(i)	354,228	1,371
GE Capital Credit Card Master Note Trust:
Series 2007-1 Class B, 4.95% 3/15/13	16,195	15,238
Series 2007-3 Class B, 5.49% 6/15/13	17,655	16,398
Greenpoint Credit LLC Series 2001-1 Class 1A, 2.8106% 4/20/32 (g)	1,258	1,245
GSAMP Trust:
Series 2003-HE2 Class M1, 3.1219% 8/25/33 (g)	1,468	1,262
Series 2004-HE1 Class M1, 3.0219% 5/25/34 (g)	1,880	1,362
Series 2006-NC2 Class M4, 2.8219% 6/25/36 (g)	9,945	601
GSR Mortgage Loan Trust Series 2005-MTR1 Class A1, 2.6119% 10/25/35 (g)	2,050	1,956
Guggenheim Structured Real Estate Funding Ltd.:
Series 2005-1 Class C, 3.5519% 5/25/30 (c)(g)	3,725	2,719
Series 2006-3:
Class B, 2.8719% 9/25/46 (c)(g)	3,350	2,211
Class C, 3.0219% 9/25/46 (c)(g)	8,400	4,536
Home Equity Asset Trust:
Series 2002-2 Class A4, 3.2319% 6/25/32 (g)	33	17
Series 2003-3 Class A4, 3.3919% 2/25/33 (g)	2	2
Series 2003-5 Class A2, 3.1719% 12/25/33 (g)	183	146
Series 2003-7 Class A2, 3.2319% 3/25/34 (g)	19	13
Series 2003-8 Class M1, 3.5519% 4/25/34 (g)	2,854	1,865
Series 2004-1 Class M2, 3.6719% 6/25/34 (g)	1,986	1,413
Series 2004-3 Class M2, 4.1613% 8/25/34 (g)	2,082	1,469
Series 2006-8 Class 2A1, 2.5219% 3/25/37 (g)	265	246
HSBC Automotive Trust Series 2006-2 Class A4, 5.67% 6/17/13	16,500	16,370
HSBC Home Equity Loan Trust:
Series 2005-2:
Class M1, 2.9306% 1/20/35 (g)	755	614
Class M2, 2.9606% 1/20/35 (g)	566	454
Series 2005-3 Class A1, 2.7181% 1/20/35 (g)	4,868	3,934
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Hyundai Auto Receivables Trust:
Series 2005-A:
Class B, 4.2% 2/15/12	$ 2,316	$ 2,319
Class C, 4.22% 2/15/12	180	179
Series 2006-1:
Class B, 5.29% 11/15/12	471	475
Class C, 5.34% 11/15/12	611	616
Series 2006-B Class C, 5.25% 5/15/13	3,225	3,120
Series 2007-A Class A3A, 5.04% 1/17/12	10,610	10,728
JPMorgan Auto Receivables Trust Series 2006-A:
Class B, 5.36% 12/15/14 (c)	1,206	1,164
Class C, 5.61% 12/15/14 (c)	4,449	4,413
Lancer Funding Ltd. Series 2006-1A Class A3, 4.4913% 4/6/46 (c)(g)	1,381	14
Long Beach Mortgage Loan Trust:
Series 2005-WL1 Class M2, 3.0219% 6/25/35 (g)	5,717	4,802
Series 2006-6 Class 2A3, 2.6219% 7/25/36 (g)	10,340	4,724
Marriott Vacation Club Owner Trust:
Series 2005-2 Class A, 5.25% 10/20/27 (c)	2,426	2,237
Series 2006-1A:
Class B, 5.827% 4/20/28 (c)	682	622
Class C, 6.125% 4/20/28 (c)	682	598
Merna Reinsurance Ltd. Series 2007-1 Class B, 4.5506% 6/30/12 (c)(g)	8,525	8,189
Merrill Lynch Mortgage Investors Trust Series 2003-OPT1 Class M1, 3.1219% 7/25/34 (g)	5,505	4,772
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 2.8119% 8/25/34 (g)	329	215
Series 2006-HE6 Class A2A, 2.5119% 9/25/36 (g)	5,260	5,073
Series 2006-NC4 Class A2D, 2.7119% 6/25/36 (g)	7,135	4,174
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 3.9719% 1/25/32 (g)	129	123
Series 2002-AM3 Class A3, 3.4519% 2/25/33 (g)	470	364
Series 2002-NC1 Class M1, 3.6719% 2/25/32 (c)(g)	2,285	1,715
Series 2003-NC1 Class M1, 4.0363% 11/25/32 (g)	1,982	1,471
Morgan Stanley Home Equity Loans Trust Series 2007-2 Class A1, 2.5719% 4/25/37 (g)	465	430
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A1, 2.5219% 11/25/36 (g)	743	727
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/25/10 (c)(g)(i)	7,900	975
National Collegiate Student Loan Trust:
Series 2004-1 Class AIO, 5.5% 4/25/11 (i)	13,850	1,506
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
National Collegiate Student Loan Trust: - continued
Series 2004-2 Class AIO, 9.75% 10/25/14 (i)	$ 7,415	$ 1,801
Series 2005-2 Class AIO, 7.73% 3/25/12 (i)	4,760	523
Series 2005-3W Class AIO1, 4.8% 7/25/12 (i)	15,875	1,359
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (i)	3,500	281
Series 2006-2 Class AIO, 6% 8/25/11 (i)	3,700	611
Series 2006-3 Class AIO, 7.1% 1/25/12 (i)	26,140	5,053
Series 2006-4 Class AIO, 6.35% 2/27/12 (i)	4,670	884
Navistar Financial Corp. Owner Trust Series 2005-A Class A4, 4.43% 1/15/14	4,445	4,422
New Century Home Equity Loan Trust Series 2005-A Class A2, 4.461% 8/25/35 (g)	468	463
Newcastle CDO VIII Series 2006-8A Class 4, 3.0719% 11/1/52 (c)(g)	5,300	2,120
Nissan Auto Receivables Owner Trust Series 2005-A Class A4, 3.82% 7/15/10	1,964	1,966
Nomura Home Equity Loan Trust Series 2006-AF1 Class A1, 6.032% 10/25/36	1,224	1,170
Northstar Education Finance, Inc., Delaware Series 2005-1 Class A5, 4.74% 10/30/45	6,550	6,561
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M2, 3.1519% 9/25/34 (g)	1,545	1,220
Class M3, 3.7219% 9/25/34 (g)	2,950	1,712
Series 2004-WCW2 Class M3, 3.0219% 7/25/35 (g)	2,190	1,081
Series 2004-WHQ2 Class A3E, 2.8919% 2/25/35 (g)	695	519
Series 2004-WWF1:
Class M2, 3.1519% 2/25/35 (g)	8,715	6,112
Class M3, 3.2119% 2/25/35 (g)	1,075	730
Class M4, 3.5719% 1/25/35 (g)	7,490	2,078
People's Choice Financial Realty Mortgage Securities Trust Series 2006-1:
Class M4, 2.8319% 9/25/36 (g)	8,037	385
Class M5, 2.8619% 9/25/36 (g)	4,005	126
People's Choice Home Loan Securities Trust Series 2005-1 Class M4, 3.3719% 1/25/35 (g)	1,650	364
Pinnacle Capital Asset Trust Series 2006-A Class C, 5.77% 5/25/10 (c)	2,676	2,670
Providian Master Note Trust Series 2006-B1A Class B1, 5.35% 3/15/13 (c)	10,210	9,915
Rental Car Finance Corp. Series 2005-1A Class A2, 4.59% 6/25/11 (c)	7,525	6,730
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (000s)
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	$ 1,113	$ 928
Santander Drive Auto Receivables Trust Series 2007-1 Class A3, 5.05% 9/15/11	16,825	16,568
Sierra Timeshare Receivables Fund LLC Series 2006-1A Class A1, 5.84% 5/20/18 (c)	3,049	2,592
SLM Private Credit Student Loan Trust:
Series 2004 B Class A2, 2.9763% 6/15/21 (g)	8,200	7,261
Series 2004-A:
Class B, 3.3563% 6/15/33 (g)	2,100	1,450
Class C, 3.7263% 6/15/33 (g)	4,915	3,932
Series 2004-B Class C, 3.6463% 9/15/33 (g)	8,600	6,172
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.9169% 3/15/11 (c)(g)	11,595	11,575
Swift Master Auto Receivables Trust Series 2007-2 Class A, 3.1169% 10/15/12 (g)	7,700	7,001
Terwin Mortgage Trust Series 2003-4HE Class A1, 2.9019% 9/25/34 (g)	367	272
Textron Financial Floorplan Master Note Trust Series 2006-1A Class A, 2.5338% 4/13/11 (c)(g)	10,000	9,867
Volkswagen Auto Lease Trust Series 2006-A Class A3, 5.5% 9/21/09	2,107	2,119
Wachovia Auto Loan Owner Trust:
Series 2006-1 Class D, 5.42% 4/21/14 (c)	18,700	13,541
Series 2006-2A:
Class A3, 5.23% 8/22/11 (c)	15,717	15,656
Class D, 5.54% 12/20/12 (c)	11,725	9,113
Series 2007-1 Class D, 5.65% 2/20/13	14,015	8,077
WaMu Master Note Trust Series 2007-A4A Class A4, 5.2% 10/15/14 (c)	7,425	6,479
WFS Financial Owner Trust:
Series 2005-1 Class D, 4.09% 8/15/12	158	158
Series 2005-3 Class C, 4.54% 5/17/13	3,240	2,929
Whinstone Capital Management Ltd. Series 1A Class B3, 3.7% 10/25/44 (c)(g)	4,381	3,328
TOTAL ASSET-BACKED SECURITIES (Cost $939,085)		783,585
Collateralized Mortgage Obligations - 8.2%

Private Sponsor - 4.2%
Banc of America Mortgage Securities, Inc.:
Series 2003-J Class 2A2, 4.3889% 11/25/33 (g)	2,928	2,796
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Banc of America Mortgage Securities, Inc.: - continued
Series 2004-A:
Class 2A1, 3.5464% 2/25/34 (g)	$ 1,990	$ 1,817
Class 2A2, 4.0974% 2/25/34 (g)	8,572	7,953
Series 2004-D Class 2A1, 3.6153% 5/25/34 (g)	1,029	943
Series 2004-J Class 2A1, 4.7623% 11/25/34 (g)	3,554	3,307
Series 2005-H:
Class 1A1, 4.9261% 9/25/35 (g)	1,024	944
Class 2A2, 4.8029% 9/25/35 (g)	1,227	1,109
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 2.7519% 1/25/35 (g)	1,071	619
Series 2005-2 Class 1A1, 2.7219% 3/25/35 (g)	2,453	1,489
Series 2005-5 Class 1A1, 2.6919% 7/25/35 (g)	2,221	1,353
Chase Mortgage Finance Trust:
Series 2007-A1 Class 1A5, 4.3742% 2/25/37 (g)	1,606	1,518
Series 2007-A2 Class 2A1, 4.2836% 7/25/37 (g)	3,619	3,327
Citigroup Mortgage Loan Trust Series 2004-UST1:
Class A3, 4.2965% 8/25/34 (g)	13,331	12,165
Class A4, 4.4034% 8/25/34 (g)	9,258	8,430
Countrywide Alternative Loan Trust Series 2006-OC5N Class N, 7.25% 7/25/37 (c)	2,020	32
Countrywide Home Loans, Inc. sequential payer Series 2002-25 Class 2A1, 5.5% 11/27/17	1,970	1,774
Credit Suisse First Boston Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 2.8719% 1/25/34 (g)	342	234
Series 2004-2 Class 7A3, 2.8719% 2/25/35 (g)	973	794
Series 2004-4 Class 5A2, 2.8719% 3/25/35 (g)	263	195
Credit Suisse First Boston Mortgage Securities Corp. floater:
Series 2004-AR4 Class 5A2, 3.2119% 5/25/34 (g)	177	156
Series 2004-AR5 Class 11A2, 3.2119% 6/25/34 (g)	262	226
Series 2004-AR8 Class 8A2, 2.8519% 9/25/34 (g)	239	206
Series 2007-AR7 Class 2A1, 4.5993% 11/25/34 (g)	3,338	3,104
Granite Master Issuer PLC floater:
Series 2006-2:
Class C1, 3.2563% 12/20/54 (g)	11,475	6,795
Class M2, 3.0163% 12/20/54 (g)	3,000	2,235
Series 2006-3:
Class C2, 3.2863% 12/20/54 (g)	5,855	3,146
Class M1, 2.9663% 12/20/54 (g)	9,190	8,963
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Granite Master Issuer PLC floater: - continued
Series 2006-4:
Class B1, 2.8925% 12/20/54 (g)	$ 11,180	$ 10,697
Class C1, 3.1825% 12/20/54 (g)	6,835	6,182
Class M1, 2.9725% 12/20/54 (g)	2,945	2,778
Granite Mortgages PLC floater Series 2003-3 Class 1C, 4.2363% 1/20/44 (g)	2,489	2,329
GSR Mortgage Loan Trust Series 2007-AR2 Class 2A1, 4.8351% 4/25/35 (g)	3,682	3,424
Holmes Financing No. 8 PLC floater Series 8 Class 4A2, 2.9306% 7/15/40 (g)	16,255	16,131
Homestar Mortgage Acceptance Corp. floater Series 2004-5 Class A1, 2.9219% 10/25/34 (g)	2,372	1,878
Impac CMB Trust floater Series 2004-9:
Class M2, 3.4469% 1/25/35 (g)	583	293
Class M3, 3.5219% 1/25/35 (g)	432	215
Class M4, 4.0469% 1/25/35 (g)	220	87
JPMorgan Mortgage Trust:
Series 2006-A2 Class 5A1, 3.7741% 11/25/33 (g)	19,338	18,229
Series 2007-A1 Class 1A1, 4.2014% 7/25/35 (g)	1,442	1,343
Lehman Structured Securities Corp. floater Series 2005-1 Class A2, 2.8619% 9/26/45 (c)(g)	1,296	701
MASTR Adjustable Rate Mortgages Trust floater Series 2005-1 Class 1A1, 2.7419% 3/25/35 (g)	401	276
MASTR Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	904	853
MASTR Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2428% 8/25/17 (g)	2,448	2,357
Merrill Lynch Mortgage Investors Trust floater:
Series 2003-A Class 2A1, 2.8619% 3/25/28 (g)	2,085	1,844
Series 2003-F Class A2, 5.7613% 10/25/28 (g)	2,220	2,073
Series 2004-B Class A2, 3.0788% 6/25/29 (g)	1,198	1,141
Series 2004-C Class A2, 3.1088% 7/25/29 (g)	1,849	1,752
Series 2004-D Class A2, 2.8575% 9/25/29 (g)	1,546	1,426
Series 2005-B Class A2, 3.0388% 7/25/30 (g)	1,081	942
MortgageIT Trust floater Series 2004-2:
Class A1, 2.8419% 12/25/34 (g)	2,013	1,638
Class A2, 2.9219% 12/25/34 (g)	2,724	2,143
Permanent Master Issuer PLC floater Series 2006-1 Class 2C, 3.1906% 7/17/42 (g)	19,995	18,103
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 4.7027% 10/25/35 (g)	4,719	4,349
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
Private Sponsor - continued
Residential Asset Mortgage Products, Inc.:
sequential payer Series 2003-SL1 Class A31, 7.125% 4/25/31	$ 1,958	$ 1,635
Series 2005-AR5 Class 1A1, 5.0006% 9/19/35 (g)	1,608	1,524
ResMAE Mortgage Loan Trust floater Series 2006-1 Class A2A, 2.5719% 2/25/36 (c)(g)	1,278	1,244
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (c)	1,412	1,207
Sasco Net Interest Margin Trust Series 2006-BC1A Class A, 6.25% 3/27/36 (c)	1,466	6
SBA CMBS Trust Series 2005-1A:
Class D, 6.219% 11/15/35 (c)	5,280	4,997
Class E, 6.706% 11/15/35 (c)	1,410	1,321
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 3.4663% 9/20/33 (g)	750	610
Series 2004-3 Class A, 2.6325% 5/20/34 (g)	1,636	1,433
Series 2004-4 Class A, 3.1419% 5/20/34 (g)	1,484	1,268
Series 2004-5 Class A3, 3.1663% 6/20/34 (g)	1,534	1,239
Series 2004-6 Class A3A, 3.4913% 6/20/35 (g)	1,004	856
Series 2004-8 Class A2, 3.5063% 9/20/34 (g)	1,559	1,239
Series 2005-1 Class A2, 3.3344% 2/20/35 (g)	1,366	1,064
Structured Adjustable Rate Mortgage Loan Trust floater Series 2005-10 Class A1, 2.6719% 6/25/35 (g)	872	731
Wachovia Bank Commercial Mortgage Trust Series 2004-C14 Class PP, 5.14% 8/15/41 (c)(g)	5,974	4,654
WaMu Mortgage pass-thru certificates:
floater Series 2006-AR7 Class C1B1, 2.5319% 7/25/46 (g)	784	761
Series 2003-AR10 Class A7, 4.0567% 10/25/33 (g)	4,870	4,515
Series 2004-AR7 Class A6, 3.9397% 7/25/34 (g)	1,715	1,688
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-14 Class 1A1, 4.75% 12/25/18	4,710	4,438
Series 2004-EE Class 2A2, 4.0025% 12/25/34 (g)	6,063	5,502
Series 2004-V Class 1A2, 3.8338% 10/25/34 (g)	3,877	3,644
Series 2005-AR10 Class 2A2, 4.1082% 6/25/35 (g)	19,038	17,354
Series 2005-AR12 Class 2A6, 4.3173% 7/25/35 (g)	866	790
Series 2005-AR2 Class 2A2, 4.57% 3/25/35	13,976	12,734
Series 2005-AR3 Class 2A1, 4.2121% 3/25/35 (g)	1,593	1,456
Series 2005-AR4 Class 2A2, 4.5301% 4/25/35 (g)	23,637	21,646
TOTAL PRIVATE SPONSOR		278,370
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - 4.0%
Fannie Mae planned amortization class:
Series 1993-187 Class L, 6.5% 7/25/23	$ 3,391	$ 3,499
Series 2006-53 Class WB, 6% 12/25/31	7,925	8,112
Series 2006-64 Class PA, 5.5% 2/25/30	18,530	18,873
Fannie Mae subordinate REMIC pass-thru certificates:
planned amortization class:
Series 2003-113 Class PJ, 3.5% 2/25/13	1,296	1,291
Series 2003-122 Class TU, 4% 5/25/16	2,233	2,227
Series 2005-67 Class HD, 5.5% 12/25/30	11,138	11,419
Series 2006-4 Class PB, 6% 9/25/35	16,615	16,971
Series 2006-49 Class CA, 6% 2/25/31	23,955	24,651
Series 2006-54 Class PE, 6% 2/25/33	7,884	8,131
sequential payer:
Series 2001-40 Class Z, 6% 8/25/31	4,070	4,149
Series 2002-56 Class MC, 5.5% 9/25/17	2,711	2,790
Series 2003-123 Class AB, 4% 10/25/16	6,909	6,864
Series 2003-76 Class BA, 4.5% 3/25/18	11,008	11,018
Series 2004-3 Class BA, 4% 7/25/17	442	437
Series 2004-45 Class AV, 4.5% 10/25/22	1,718	1,722
Series 2004-91 Class AH, 4.5% 5/25/29	4,165	4,124
Freddie Mac sequential payer:
Series 2114 Class ZM, 6% 1/15/29	1,858	1,897
Series 2508 Class UL, 5% 12/15/16	3,091	3,125
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2382 Class MB, 6% 11/15/16	5,674	5,854
Series 2394 Class KD, 6% 12/15/16	3,216	3,297
Series 2417 Class EH, 6% 2/15/17	1,827	1,885
Series 2535 Class PC, 6% 9/15/32	6,009	6,105
Series 2617 Class TH, 4.5% 5/15/15	7,971	8,035
Series 2656 Class BW, 4.5% 4/15/28	8,565	8,617
Series 2690 Class PD, 5% 2/15/27	12,057	12,200
Series 2702 Class AB, 4.5% 7/15/27	20,966	21,079
Series 2755 Class LC, 4% 6/15/27	9,078	9,079
Series 2901 Class UM, 4.5% 1/15/30	15,541	15,510
sequential payer:
Series 2523 Class JB, 5% 6/15/15	127	127
Series 2609 Class UJ, 6% 2/15/17	4,052	4,199
Series 2635 Class DG, 4.5% 1/15/18	12,688	12,623
Series 2780 Class A, 4% 12/15/14	10,807	10,742
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Government Agency - continued
Freddie Mac Multi-class participation certificates guaranteed: - continued
Series 2786 Class GA, 4% 8/15/17	$ 5,219	$ 5,151
Series 2809 Class UA, 4% 12/15/14	1,451	1,455
Series 2970 Class YA, 5% 9/15/18	4,788	4,841
Series 3077 Class GA, 4.5% 8/15/19	8,235	8,206
Ginnie Mae guaranteed REMIC pass-thru securities planned amortization class Series 2002-5 Class PD, 6.5% 5/16/31	349	352
TOTAL U.S. GOVERNMENT AGENCY		270,657
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $579,196)		549,027
Commercial Mortgage Securities - 5.6%

280 Park Avenue Trust floater Series 2001-280 Class X1, 0.9909% 2/3/11 (c)(g)(i)	81,289	1,797
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.4299% 2/14/43 (g)(i)	26,149	1,056
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-5 Class A1, 5.185% 7/10/11	3,099	3,066
Series 2007-3 Class A1, 5.6585% 6/10/49 (g)	7,113	6,949
Series 2006-5 Class XP, 0.832% 9/10/47 (i)	109,853	2,459
Series 2006-6 Class XP, 0.4287% 10/10/45 (g)(i)	175,032	2,886
Banc of America Commercial Mortgage, Inc.:
Series 2002-2 Class XP, 1.7752% 7/11/43 (c)(g)(i)	34,383	746
Series 2004-6 Class XP, 0.5097% 12/10/42 (g)(i)	46,326	539
Series 2005-4 Class XP, 0.1778% 7/10/45 (g)(i)	61,403	388
Bayview Commercial Asset Trust:
floater:
Series 2003-2 Class A, 3.0519% 12/25/33 (c)(g)	4,972	4,151
Series 2004-1:
Class A, 2.8319% 4/25/34 (c)(g)	2,326	2,047
Class B, 4.3719% 4/25/34 (c)(g)	242	139
Class M1, 3.0319% 4/25/34 (c)(g)	211	168
Class M2, 3.6719% 4/25/34 (c)(g)	181	133
Series 2004-2:
Class A, 2.9019% 8/25/34 (c)(g)	2,107	1,833
Class M1, 3.0519% 8/25/34 (c)(g)	680	548
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust: - continued
floater: - continued
Series 2004-3:
Class A1, 2.8419% 1/25/35 (c)(g)	$ 2,507	$ 2,219
Class A2, 2.8919% 1/25/35 (c)(g)	353	303
Series 2005-4A:
Class A2, 2.8619% 1/25/36 (c)(g)	4,458	3,544
Class B1, 3.8719% 1/25/36 (c)(g)	338	174
Class M1, 2.9219% 1/25/36 (c)(g)	1,419	1,057
Class M2, 2.9419% 1/25/36 (c)(g)	473	338
Class M3, 2.9719% 1/25/36 (c)(g)	608	416
Class M4, 3.0819% 1/25/36 (c)(g)	338	221
Class M5, 3.1219% 1/25/36 (c)(g)	338	214
Class M6, 3.1719% 1/25/36 (c)(g)	338	201
Series 2006-1:
Class A2, 2.8319% 4/25/36 (c)(g)	1,749	1,314
Class M1, 2.8519% 4/25/36 (c)(g)	533	336
Class M2, 2.8719% 4/25/36 (c)(g)	565	351
Class M3, 2.8919% 4/25/36 (c)(g)	484	305
Class M4, 2.9919% 4/25/36 (c)(g)	275	153
Class M5, 3.0319% 4/25/36 (c)(g)	265	146
Class M6, 3.1119% 4/25/36 (c)(g)	585	334
Series 2006-2A:
Class A2, 2.7519% 7/25/36 (c)(g)	1,400	1,058
Class B1, 3.3419% 7/25/36 (c)(g)	504	252
Class B3, 5.1719% 7/25/36 (c)(g)	842	404
Class M1, 2.7819% 7/25/36 (c)(g)	1,469	927
Class M2, 2.8019% 7/25/36 (c)(g)	1,034	633
Class M3, 2.8219% 7/25/36 (c)(g)	813	482
Class M4, 2.8919% 7/25/36 (c)(g)	544	318
Class M5, 2.9419% 7/25/36 (c)(g)	671	379
Class M6, 3.0119% 7/25/36 (c)(g)	1,063	571
Series 2007-1:
Class A2, 2.7419% 3/25/37 (c)(g)	2,378	1,879
Class B1, 3.1419% 3/25/37 (c)(g)	761	350
Class B2, 3.6219% 3/25/37 (c)(g)	548	249
Class B3, 5.8219% 3/25/37 (c)(g)	1,572	707
Class M1, 2.7419% 3/25/37 (c)(g)	640	467
Class M2, 2.7619% 3/25/37 (c)(g)	481	336
Class M3, 2.7919% 3/27/37 (c)(g)	426	284
Class M4, 2.8419% 3/25/37 (c)(g)	322	188
Class M5, 2.8919% 3/25/37 (c)(g)	535	289
Class M6, 2.9719% 3/25/37 (c)(g)	748	370
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Bayview Commercial Asset Trust: - continued
floater: - continued
Series 2007-3:
Class B1, 3.4219% 7/25/37 (c)(g)	$ 519	$ 260
Class B2, 4.0719% 7/25/37 (c)(g)	1,354	731
Class B3, 6.4719% 7/25/37 (c)(g)	691	337
Class M1, 2.7819% 7/25/37 (c)(g)	446	269
Class M2, 2.8119% 7/25/37 (c)(g)	478	280
Class M3, 2.8419% 7/25/37 (c)(g)	785	433
Class M4, 2.9719% 7/25/37 (c)(g)	1,231	726
Class M5, 3.0719% 7/25/37 (c)(g)	618	332
Class M6, 3.2719% 7/25/37 (c)(g)	470	244
Series 2007-4A:
Class A2, 3.0219% 9/25/37 (c)(g)	5,225	4,446
Class B1, 5.0219% 9/25/37 (c)(g)	710	319
Class B2, 5.9219% 9/25/37 (c)(g)	2,669	1,174
Class M1, 3.4219% 9/25/37 (c)(g)	658	451
Class M2, 3.5219% 9/25/37 (c)(g)	658	418
Class M4, 4.0719% 9/25/37 (c)(g)	1,748	1,014
Class M5, 4.2219% 9/25/37 (c)(g)	1,748	944
Class M6, 4.4219% 9/25/37 (c)(g)	1,748	900
Series 2004-1 Class IO, 1.25% 4/25/34 (c)(i)	25,635	461
Series 2006-2A Class IO, 0.8495% 7/25/36 (c)(i)	62,237	4,512
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2004-ESA Class A3, 4.741% 5/14/16 (c)	2,375	2,391
Series 2006-PW12 Class A2, 5.688% 9/11/38	6,640	6,568
Series 2007-PW17 Class A1, 5.282% 6/11/50	8,662	8,431
Series 2002-TOP8 Class X2, 2.0748% 8/15/38 (c)(g)(i)	39,125	1,445
Series 2003-PWR2 Class X2, 0.4918% 5/11/39 (c)(g)(i)	80,101	929
Series 2004-PWR6 Class X2, 0.6297% 11/11/41 (c)(g)(i)	27,386	539
Series 2005-PWR9 Class X2, 0.3877% 9/11/42 (c)(g)(i)	176,180	2,255
Series 2006-PW13 Class A1, 5.294% 9/11/41	10,835	10,743
Series 2007-T28 Class A1, 5.422% 9/11/42	3,774	3,688
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 1.0004% 5/15/35 (c)(g)(i)	152,624	6,400
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A1, 5.974% 2/12/16 (c)(g)	3,315	3,338
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Citigroup Commercial Mortgage Trust:
sequential payer Series 2005-EMG Class A2, 4.2211% 9/20/51 (c)	$ 3,230	$ 3,203
Series 2004-C2 Class XP, 0.9038% 10/15/41 (c)(g)(i)	32,943	746
Citigroup/Deutsche Bank Commercial Mortgage Trust:
sequential payer Series 2006-CD2 Class A1, 5.302% 1/15/46	6,295	6,306
Series 2006-CD3 Class X3, 0.4279% 10/15/48 (g)(i)	324,470	5,757
Cobalt CMBS Commercial Mortgage Trust sequential payer Series 2007-C2 Class A1, 5.064% 9/15/11 (g)	3,862	3,776
COMM pass-thru certificates:
floater Series 2007-FL14 Class F, 2.9669% 6/15/22 (c)(g)	2,685	2,059
Series 2004-LBN2 Class X2, 0.8733% 3/10/39 (c)(g)(i)	12,314	195
Series 2005-LP5 Class XP, 0.3567% 5/10/43 (g)(i)	59,391	475
Commercial Mortgage Asset Trust sequential payer Series 1999-C1 Class A3, 6.64% 1/17/32	1,774	1,787
Credit Suisse Commercial Mortgage Trust Series 2006-C5 Class ASP, 0.6675% 12/15/39 (g)(i)	248,919	6,576
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer:
Series 2002-CP5 Class A1, 4.106% 12/15/35	4,983	4,824
Series 2004-C1 Class A2, 3.516% 1/15/37	613	611
Series 1998-C1 Class D, 7.17% 5/17/40	4,590	4,731
Series 1999-C1 Class E, 8.2345% 9/15/41 (g)	6,370	6,511
Series 2001-CK6 Class AX, 0.645% 9/15/18 (i)	113,381	2,480
Series 2003-C3 Class ASP, 1.6974% 5/15/38 (c)(g)(i)	85,569	2,233
Series 2004-C1 Class ASP, 0.6687% 1/15/37 (c)(g)(i)	53,730	1,121
Series 2005-C1 Class ASP, 0.3428% 2/15/38 (c)(g)(i)	303,319	2,812
Series 2005-C2 Class ASP, 0.554% 4/15/37 (c)(g)(i)	54,126	853
DLJ Commercial Mortgage Corp. sequential payer Series 2000-CF1 Class A1B, 7.62% 6/10/33	6,666	6,883
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class D, 6.484% 3/15/33	6,920	6,575
GE Capital Commercial Mortgage Corp.:
sequential payer Series 2004-C3 Class A2, 4.433% 7/10/39	8,525	8,487
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
GE Capital Commercial Mortgage Corp.: - continued
Series 2001-1 Class X1, 1.0565% 5/15/33 (c)(g)(i)	$ 73,658	$ 1,682
GE Capital Mall Finance Corp. Series 1998-1A Class B2, 7.25% 9/13/28 (c)(g)	9,550	9,514
Global Signal Trust III Series 2006-1:
Class B, 5.588% 2/15/36	3,040	2,881
Class C, 5.707% 2/15/36	3,755	3,547
GMAC Commercial Mortgage Securities, Inc.:
sequential payer Series 2003-C2 Class A1, 4.576% 5/10/40	8,892	8,622
Series 2004-C3 Class X2, 0.6614% 12/10/41 (g)(i)	40,881	584
Series 2006-C1 Class XP, 0.1428% 11/10/45 (g)(i)	86,472	527
Greenwich Capital Commercial Funding Corp.:
Series 2003-C2 Class XP, 0.9288% 1/5/36 (c)(g)(i)	76,521	1,312
Series 2005-GG3 Class XP, 0.967% 8/10/42 (c)(g)(i)	181,229	3,216
GS Mortgage Securities Corp. II floater Series 2007-EOP:
Class C, 2.7813% 3/1/20 (c)(g)	3,810	3,505
Class D, 2.8313% 3/1/20 (c)(g)	1,140	1,049
Class E, 2.9013% 3/1/20 (c)(g)	1,905	1,753
Class F, 2.9413% 3/1/20 (c)(g)	950	874
Class G, 2.9813% 3/1/20 (c)(g)	470	432
Class H, 3.1113% 3/1/20 (c)(g)	785	714
Class J, 3.3113% 3/1/20 (c)(g)	1,125	1,024
Hilton Hotel Pool Trust:
sequential payer Series 2000-HLTA Class A1, 7.055% 10/3/15 (c)	1,462	1,516
Series 2000-HLTA Class D, 7.555% 10/3/15 (c)	4,870	5,193
Host Marriott Pool Trust sequential payer Series 1999-HMTA:
Class A, 6.98% 8/3/15 (c)	547	555
Class B, 7.3% 8/3/15 (c)	1,980	2,032
JPMorgan Chase Commercial Mortgage Securities Corp.:
sequential payer Series 2001-C1 Class A2, 5.464% 10/12/35	2,595	2,605
Series 2002-C3 Class X2, 1.1412% 7/12/35 (c)(g)(i)	29,432	363
Series 2003-CB7 Class X2, 0.7263% 1/12/38 (c)(g)(i)	13,368	192
Series 2003-LN1 Class X2, 0.6148% 10/15/37 (c)(g)(i)	98,037	1,133
Series 2004-C1 Class X2, 0.9642% 1/15/38 (c)(g)(i)	15,376	290
Series 2004-CB8 Class X2, 1.0972% 1/12/39 (c)(g)(i)	19,388	421
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2006-LDP9 Class A1, 5.17% 5/15/47 (g)	$ 5,655	$ 5,587
LB Commercial Conduit Mortgage Trust sequential payer:
Series 1998-C4 Class A1B, 6.21% 10/15/35	3,835	3,828
Series 1999-C1 Class A2, 6.78% 6/15/31	8,477	8,529
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C6 Class A1, 5.23% 9/15/39	3,784	3,757
Series 2006-C7 Class A1, 5.279% 11/15/38	1,762	1,747
Series 2007-C1 Class A1, 5.391% 2/15/40 (g)	2,416	2,389
Series 2007-C2 Class A1, 5.226% 2/15/40	2,191	2,160
Series 2002-C4 Class XCP, 1.3935% 10/15/35 (c)(g)(i)	61,549	834
Series 2002-C7 Class XCP, 0.9862% 1/15/36 (c)(g)(i)	44,207	515
Series 2003-C1 Class XCP, 1.2934% 12/15/36 (c)(g)(i)	20,147	374
Series 2004-C2 Class XCP, 1.0469% 3/1/36 (c)(g)(i)	43,882	746
Series 2004-C6 Class XCP, 0.6582% 8/15/36 (c)(g)(i)	54,308	624
Series 2006-C1 Class XCP, 0.3452% 2/15/41 (g)(i)	239,417	2,917
Series 2006-C6 Class XCP, 0.644% 9/15/39 (g)(i)	148,642	3,569
Series 2007-C1 Class XCP, 0.4578% 2/15/40 (g)(i)	57,789	1,091
Series 2007-C2 Class XCP, 0.508% 2/17/40 (g)(i)	262,816	5,649
LB-UBS Westfield Trust Series 2001-WM, 6.754% 7/14/16 (c)	5,530	5,420
Merrill Lynch Mortgage Trust:
Series 2002-MW1 Class XP, 1.5305% 7/12/34 (c)(g)(i)	18,853	248
Series 2005-MCP1 Class XP, 0.5559% 6/12/43 (g)(i)	51,549	1,003
Series 2005-MKB2 Class XP, 0.2587% 9/12/42 (g)(i)	25,538	189
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2007-6 Class A1, 5.175% 3/12/51	2,545	2,505
Series 2007-8 Class A1, 4.622% 8/12/49	3,824	3,700
Series 2006-4 Class XP, 0.6464% 12/12/49 (g)(i)	113,131	2,933
Morgan Stanley Capital I Trust:
sequential payer:
Series 2003-IQ5 Class X2, 0.9118% 4/15/38 (c)(g)(i)	29,251	620
Series 2006-HQ8 Class A1, 5.124% 3/12/44	1,391	1,385
Series 2006-T23 Class A1, 5.682% 8/12/41	2,518	2,512
Series 2007-HQ11 Class A1, 5.246% 2/20/44	4,103	4,043
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Morgan Stanley Capital I Trust: - continued
sequential payer: - continued
Series 2007-IQ13 Class A1, 5.05% 3/15/44	$ 4,146	$ 4,039
Series 2003-IQ6 Class X2, 0.581% 12/15/41 (c)(g)(i)	59,866	941
Series 2005-HQ5 Class X2, 0.2998% 1/14/42 (g)(i)	53,586	409
Series 2005-IQ9 Class X2, 1.0461% 7/15/56 (c)(g)(i)	52,946	1,486
Series 2005-TOP17 Class X2, 0.5903% 12/13/41 (g)(i)	37,098	738
Morgan Stanley Dean Witter Capital I Trust:
Series 2003-HQ2 Class X2, 1.3264% 3/12/35 (c)(g)(i)	51,868	1,518
Series 2003-TOP9 Class X2, 1.437% 11/13/36 (c)(g)(i)	36,496	999
NationsLink Funding Corp. Series 1999-1 Class C, 6.571% 1/20/31	4,150	4,155
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A Class A, 2.9519% 3/24/18 (c)(g)	1,954	1,739
Wachovia Bank Commercial Mortgage Trust:
sequential payer:
Series 2003-C7 Class A1, 4.241% 10/15/35 (c)	16,323	16,106
Series 2007-C30 Class A1, 5.031% 12/15/43	3,959	3,887
Series 2007-C31 Class A1, 5.14% 4/15/47	2,659	2,612
Series 2005-C20 Class A3SF, 2.5881% 7/15/42 (g)	7,594	7,407
Series 2006-C23 Class X, 0.0798% 1/15/45 (c)(g)(i)	1,119,710	5,358
Series 2006-C24 Class XP, 0.0763% 3/15/45 (c)(g)(i)	194,161	917
Series 2007-C30 Class XP, 0.4354% 12/15/43 (c)(g)(i)	280,051	5,323
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $414,243)		376,697
Municipal Securities - 0.1%

Illinois Gen. Oblig. First Series, 5.25% 8/1/12 (Pre-Refunded to 8/1/11 @ 100) (j)	1,680	1,812
Maryland Gen. Oblig. (State & Local Facilities Ln. Prog.) First Series 2005 B, 5.25% 2/15/11	5,000	5,355
TOTAL MUNICIPAL SECURITIES (Cost $7,116)		7,167
Foreign Government and Government Agency Obligations - 0.2%
	Principal Amount (000s)	Value (000s)
United Mexican States 4.625% 10/8/08 (Cost $11,745)	$ 11,755	$ 11,773
Fixed-Income Funds - 8.4%
	Shares
Fidelity 1-3 Year Duration Securitized Bond Central Fund (h)	805,801	67,969
Fidelity Corporate Bond 1-5 Year Central Fund (h)	897,551	87,771
Fidelity Ultra-Short Central Fund (h)	4,944,240	404,096
TOTAL FIXED-INCOME FUNDS (Cost $662,813)		559,836
Cash Equivalents - 22.8%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at:
2.12%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) #	$ 279,700	279,634
2.14%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (a)	1,250,705	1,250,408
TOTAL CASH EQUIVALENTS (Cost $1,530,042)		1,530,042
TOTAL INVESTMENT PORTFOLIO - 120.0% (Cost $8,348,943)		8,032,072
NET OTHER ASSETS - (20.0)%		(1,337,587)
NET ASSETS - 100%		$ 6,694,485
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Eurodollar Contracts
1,097 Eurodollar 90 Day Index Contracts	Sept. 2008	$ 1,089,259	$ 3,805
1,097 Eurodollar 90 Day Index Contracts	Dec. 2008	1,088,841	3,199
780 Eurodollar 90 Day Index Contracts	March 2009	774,228	1,456
217 Eurodollar 90 Day Index Contracts	June 2009	215,326	208
219 Eurodollar 90 Day Index Contracts	Sept. 2009	217,199	172
TOTAL EURODOLLAR CONTRACTS			8,840
Sold
Eurodollar Contracts
213 Eurodollar 90 Day Index Contracts	Sept. 2010	210,790	12
212 Eurodollar 90 Day Index Contracts	Dec. 2010	209,718	36
165 Eurodollar 90 Day Index Contracts	March 2011	163,191	24
TOTAL EURODOLLAR CONTRACTS			72
			$ 8,912
Swap Agreements
		Notional Amount (000s)	Value (000s)
Credit Default Swaps

Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE8 Class B3, 7.3913% 9/25/34

	Oct. 2034	$ 477	$ (386)
Receive monthly notional amount multiplied by 3.05% and pay Merrill Lynch upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class B3, 7.2913% 9/25/34	Oct. 2034	518	(391)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 3.3% and pay Morgan Stanley, Inc. upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R11 Class M9, 6.395% 11/25/34

	Dec. 2034	$ 665	$ (569)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-HE7 Class B3, 6.395% 8/25/34	Sept. 2034	427	(395)
Receive monthly notional amount multiplied by 3.35% and pay Morgan Stanley, Inc. upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC7 Class B3, 7.6913% 7/25/34	August 2034	629	(572)
Receive from Credit Suisse First Boston upon credit event of Lehman Brothers Holdings, Inc., par value of the notional amount of Lehman Brothers Holdings, Inc. 6.625% 1/18/12, and pay quarterly notional amount multiplied by 3.25%	Sept. 2013	3,500	9
Receive from Deutsche Bank upon credit event of Lehman Brothers Holdings, Inc., par value of the notional amount of Lehman Brothers Holdings, Inc. 6.625% 1/18/12, and pay quarterly notional amount multiplied by 3.85%	Sept. 2013	1,800	(38)
Receive monthly notional amount multiplied by .8% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WCH1 Class M6, 6.365% 1/25/35	Feb. 2035	2,400	(2,114)
Receive monthly notional amount multiplied by .82% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC6 Class M3, 5.6413% 7/25/34	August 2034	380	(185)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by .85% and pay Deutsche Bank upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M6, 6.105% 5/25/35

	June 2035	$ 2,400	$ (2,170)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Ameriquest Mortgage Securities, Inc., par value of the notional amount of Ameriquest Mortgage Securities, Inc. Series 2004-R9 Class M5, 5.5913% 10/25/34	Nov. 2034	1,462	(679)
Receive monthly notional amount multiplied by .85% and pay UBS upon credit event of Morgan Stanley ABS Capital I, Inc., par value of the notional amount of Morgan Stanley ABS Capital I, Inc. Series 2004-NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	1,319	(278)
Receive monthly notional amount multiplied by 1.6% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	1,330	(1,254)
Receive monthly notional amount multiplied by 1.66% and pay Morgan Stanley, Inc. upon credit event of Park Place Securities, Inc., par value of the notional amount of Park Place Securities, Inc. Series 2005-WHQ2 Class M7, 5.4413% 5/25/35	June 2035	1,462	(1,378)
Receive monthly notional amount multiplied by 1.85% and pay Citibank upon credit event of Carrington Mortgage Loan Trust, par value of the notional amount of Carrington Mortgage Loan Trust Series 2006-NC2 Class M9, 7.02% 6/25/36	July 2036	4,500	(4,214)
Receive monthly notional amount multiplied by 2.54% and pay Merrill Lynch upon credit event of Countrywide Home Loans, Inc., par value of the notional amount of Countrywide Home Loans, Inc. Series 2003-BC1 Class B1, 7.6913% 3/25/32	April 2032	129	(115)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued

Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-1 Class M9, 7.3913% 2/25/34

	March 2034	$ 282	$ (216)
Receive monthly notional amount multiplied by 2.61% and pay Goldman Sachs upon credit event of Fremont Home Loan Trust, par value of the notional amount of Fremont Home Loan Trust Series 2004-A Class B3, 7.0413% 1/25/34	Feb. 2034	53	(46)
Receive monthly notional amount multiplied by 2.79% and pay Merrill Lynch, Inc. upon credit event of New Century Home Equity Loan Trust, par value of the notional amount of New Century Home Equity Loan Trust Series 2004-4 Class M9, 7.0788% 2/25/35	March 2035	1,072	(1,001)
Receive monthly notional amount multiplied by 5% and pay Deutsche Bank upon credit event of MASTR Asset Backed Securities Trust, par value of the notional amount of MASTR Asset Backed Securities Trust Series 2003-NC1 Class M6, 8.1913% 4/25/33	May 2033	1,462	(1,093)
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon credit event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	4,600	(7)
Receive quarterly notional amount multiplied by .48% and pay Goldman Sachs upon credit event of TXU Energy Co. LLC, par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	10,265	(3)
Receive quarterly notional amount multiplied by .78% and pay Goldman Sachs upon credit event of TXU Energy Co. LLC, par value of the notional amount of TXU Energy Co. LLC 7% 3/15/13	Dec. 2008	10,000	(34)
		$ 51,132	$ (17,129)
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $450,886,000 or 6.7% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,202,000.
(f) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $14,556,000.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Security collateralized by an amount sufficient to pay interest and principal.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,005,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Iberbond 2004 PLC 4.826% 12/24/17	11/30/05	$ 9,029
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$279,634,000 due 9/02/08 at 2.12%
ABN AMRO Bank N.V., New York Branch	$ 8,104
Banc of America Securities LLC	21,907
Bank of America, NA	81,037
Barclays Capital, Inc.	145,867
Greenwich Capital Markets, Inc.	8,104
ING Financial Markets LLC	10,563
RBC Capital Markets Corp.	4,052
$ 279,634
$1,250,408,000 due 9/02/08 at 2.14%
Banc of America Securities LLC	$ 397,695
Bank of America, NA	852,713
$ 1,250,408
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 3,733
Fidelity Corporate Bond 1-5 Year Central Fund	5,146
Fidelity Ultra-Short Central Fund	22,491
Total	$ 31,370
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 86,027	$ 3,733	$ 11,696	$ 67,969	4.5%
Fidelity Corporate Bond 1-5 Year Central Fund	113,209	5,146	30,018	87,771	13.4%
Fidelity Ultra-Short Central Fund	637,253	1,546	153,046	404,096	11.4%
Total	$ 836,489	$ 10,425	$ 194,760	$ 559,836
Income Tax Information

At August 31, 2008, the fund had a capital loss carryforward of approximately $59,494,000 of which $22,435,000, $14,473,000, $2,521,000 and $20,065,000 will expire on August 31, 2013, 2014, 2015, and 2016, respectively.

The fund intends to elect to defer to its fiscal year ending August 31, 2009 approximately $134,833,000 of losses recognized during the period November 1, 2007 to August 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	August 31, 2008

Assets
Investment in securities, at value (including securities loaned of $1,211,281 and repurchase agreements of $1,530,042) - See accompanying schedule: Unaffiliated issuers (cost $7,686,130)	$ 7,472,236
Fidelity Central Funds (cost $662,813)	559,836
Total Investments (cost $8,348,943)		$ 8,032,072
Receivable for investments sold		175,400
Receivable for swap agreements		35
Receivable for fund shares sold		3,971
Interest receivable		54,084
Distributions receivable from Fidelity Central Funds		1,567
Other receivables		228
Total assets		8,267,357

Liabilities
Payable to custodian bank	$ 138
Payable for investments purchased Regular delivery	172,862
Delayed delivery	126,093
Payable for fund shares redeemed	2,394
Distributions payable	986
Unrealized depreciation on swap agreements	17,129
Accrued management fee	1,758
Payable for daily variation on futures contracts	63
Other affiliated payables	754
Other payables and accrued expenses	287
Collateral on securities loaned, at value	1,250,408
Total liabilities		1,572,872

Net Assets		$ 6,694,485
Net Assets consist of:
Paid in capital		$ 7,215,902
Undistributed net investment income		5,401
Accumulated undistributed net realized gain (loss) on investments		(201,730)
Net unrealized appreciation (depreciation) on investments		(325,088)
Net Assets, for 805,663 shares outstanding		$ 6,694,485
Net Asset Value, offering price and redemption price per share ($6,694,485 ÷ 805,663 shares)		$ 8.31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended August 31, 2008

Investment Income
Dividends		$ 213
Interest		309,367
Income from Fidelity Central Funds		31,370
Total income		340,950

Expenses
Management fee	$ 22,089
Transfer agent fees	7,009
Fund wide operations fee	2,408
Independent trustees' compensation	30
Miscellaneous	12
Total expenses before reductions	31,548
Expense reductions	(281)	31,267
Net investment income		309,683
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(69,956)
Fidelity Central Funds	(28,093)
Futures contracts	11,606
Swap agreements	(70,424)
Total net realized gain (loss)		(156,867)
Change in net unrealized appreciation (depreciation) on: Investment securities	(184,423)
Futures contracts	8,276
Swap agreements	43,818
Total change in net unrealized appreciation (depreciation)		(132,329)
Net gain (loss)		(289,196)
Net increase (decrease) in net assets resulting from operations		$ 20,487

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 309,683	$ 340,474
Net realized gain (loss)	(156,867)	(23,482)
Change in net unrealized appreciation (depreciation)	(132,329)	(152,986)
Net increase (decrease) in net assets resulting from operations	20,487	164,006
Distributions to shareholders from net investment income	(306,499)	(333,834)
Share transactions Proceeds from sales of shares	1,437,934	2,425,777
Reinvestment of distributions	290,157	312,037
Cost of shares redeemed	(2,088,864)	(1,571,797)
Net increase (decrease) in net assets resulting from share transactions	(360,773)	1,166,017
Total increase (decrease) in net assets	(646,785)	996,189

Net Assets
Beginning of period	7,341,270	6,345,081
End of period (including undistributed net investment income of $5,401 and distributions in excess of net investment income of $1,033, respectively)	$ 6,694,485	$ 7,341,270
Other Information Shares
Sold	168,510	274,293
Issued in reinvestment of distributions	34,126	35,324
Redeemed	(244,923)	(178,195)
Net increase (decrease)	(42,287)	131,422

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,

2008

2007

2006 G

2006 J

2005 J

2004 J

Selected Per-Share Data
Net asset value, beginning of period	$ 8.66	$ 8.86	$ 8.82	$ 8.92	$ 8.99	$ 9.04
Income from Investment Operations
Net investment income D	.376	.421	.133	.344	.243	.236
Net realized and unrealized gain (loss)	(.355)	(.208)	.037	(.107)	(.067)	(.057)
Total from investment operations	.021	.213	.170	.237	.176	.179
Distributions from net investment income	(.371)	(.413)	(.130)	(.337)	(.246)	(.229)
Net asset value, end of period	$ 8.31	$ 8.66	$ 8.86	$ 8.82	$ 8.92	$ 8.99
Total Return B, C	.23%	2.41%	1.95%	2.70%	1.98%	1.99%
Ratios to Average Net Assets E, H
Expenses before reductions	.45%	.45%	.45% A	.46%	.56%	.57%
Expenses net of fee waivers, if any	.45%	.45%	.45% A	.46%	.56%	.57%
Expenses net of all reductions	.45%	.45%	.44% A	.46%	.56%	.57%
Net investment income	4.42%	4.77%	4.48% A	3.88%	2.71%	2.61%
Supplemental Data
Net assets, end of period (in millions)	$ 6,694	$ 7,341	$ 6,345	$ 5,865	$ 4,879	$ 5,513
Portfolio turnover rate F	71%	82% I	55% A	62%	93%	100%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the four month period ended August 31. The Fund changed its fiscal year end from April 30 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J For the period ended April 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-5 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 48,755
Unrealized depreciation	(375,009)
Net unrealized appreciation (depreciation)	(326,254)
Capital loss carryforward	(59,494)

Cost for federal income tax purposes	$ 8,358,326

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 306,499	$ 333,834

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

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3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invest in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Futures Contracts - continued

fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit, or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

5. Purchases and Sales of Investments.

Purchases and sales of securities,(including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $533,835 and $1,587,730, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged 12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .32% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Prior to January 1, 2008, Fidelity Service Company, Inc. (FSC), also an affiliate of FMR, was the Fund's transfer agent.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Fundwide Operations Fee. Pursuant to the Fundwide Operations and Expense Agreement (FWOE), FMR has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .03% of average net assets.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $12 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $2,874.

Annual Report

9. Expense Reductions.

Through arrangements with the Fund's custody and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee and transfer agent expenses by $89 and $192, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 Fund was the owner of record of approximately 11% respectively, of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 30% of the total outstanding shares of the Fund.

11. Credit Risk.

The Fund invests a portion of its assets, directly or indirectly, in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of certain issuers of the Fund.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI's affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity Short-Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Term Bond Fund (a fund of Fidelity Fixed-Income Trust) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Term Bond Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 376 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006- present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

 Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (72)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

John R. Hebble (50)

Year of Election or Appointment:2008

President and Treasurer of Short-Term Bond. Mr. Hebble also serves as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2006

Vice President of Short-Term Bond. Mr. Greer also serves as Vice President of Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003- present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (54)

Year of Election or Appointment: 2008

Vice President of Short-Term Bond. Mr. Churchill also serves as Vice President of Fidelity's Bond Funds (2008-present). Mr. Churchill is Executive Vice President of FMR (2005-present), FMR Co., Inc. (2005-present) and Fidelity Investments Money Management, Inc. (2008-present). Previously, Mr. Churchill served as Senior Vice President of FMR (1997- 2005) and Senior Vice President of Fidelity Investments Money Management, Inc. (2000-2006).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Short-Term Bond. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)

Year of Election or Appointment: 2008

Assistant Secretary of Short-Term Bond. Ms. Prior also serves as Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2002-present).

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Short-Term Bond. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of Short-Term Bond. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of Short-Term Bond. Mr. Whitaker also serves as Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of Short-Term Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of Short-Term Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003- 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of Short-Term Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of Short-Term Bond. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of Short-Term Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

A total of 1.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $200,784,230 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for non-resident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Short-Term Bond Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Short-Term Bond Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that may be taken by FMR to improve the fund's disappointing performance and how investment personnel evaluate potential for incremental return against the risks involved in obtaining that incremental return. The Board considered the steps that FMR has taken to strengthen and refine its risk management processes in light of recent credit events that have affected various sectors of the fixed-income markets. The Board will continue to closely monitor the performance of the fund in the coming year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Short-Term Bond Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that it had approved an amendment (effective June 1, 2005) to the fund's management contract that lowered the fund's individual fund fee rate from 30 basis points to 20 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower rate were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) at 35 basis points, (ii) lower and limit the "class-level" transfer agent fee to 10 basis points, and (iii) limit the fund's total expenses to 45 basis points. These contractual arrangements may not be increased without Board and shareholder approval.

The Board noted that the fund's total expenses ranked below its competitive median for 2007.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board noted, however, that because the current contractual arrangements set the total fund-level expenses at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

Fidelity Research & Analysis Company

Fidelity Investments Money
Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

STP-UANN-1008
1.784728.106

Fidelity ®

U.S. Bond Index
Fund

Annual Report

August 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

If additional copies of financial reports, prospectuses or historical account information are needed, or for more information on any Fidelity fund including charges and expenses, please call the appropriate number listed below or the number provided to your institutional or employer-sponsored retirement plan. Read the prospectus carefully before you invest or send money.
Retirement Plan Level Accounts
Corporate Clients 1-800-962-1375
"Not For Profit" Clients 1-800-343-0860
Financial and Other Institutions
Nationwide 1-800-221-5207
Other Investors 1-800-544-6666

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Most domestic and international equity indexes continued to dwell in negative territory, pressured by unfavorable credit-market conditions, particularly in the United States. On the upside, investment-grade bonds and money markets generally have served investors well so far this year. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended August 31, 2008	Past 1 year	Past 5 years	Past 10 years
Fidelity® U.S. Bond Index Fund	4.61%	4.26%	5.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® U.S. Bond Index Fund on August 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® U.S. Aggregate Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® U.S. Bond Index Fund

Several years of healthy economic growth and a hearty appetite for risk abruptly reversed during the 12-month period ending August 31, 2008, as a meltdown in the subprime mortgage market led to an unnerving credit crisis. In response, bond investors fled from lower-quality debt instruments and flocked to those with an explicit or implicit guarantee from the U.S. government. The investment-grade bond market as a whole, as measured by the Lehman Brothers® U.S. Aggregate Index, rose 5.86% during the past year, while seeing appreciable performance disparity among its constituents. Treasuries did the best, benefiting from their reputation as one of the world's safest investments. The Lehman Brothers U.S. Treasury Index gained 8.65% during the period - one of the highest returns of any domestic or international asset class over the past 12 months. At the opposite end of the spectrum, the asset-backed sector - home to weak-performing subprime debt - had negative results, falling 3.48% according to the Lehman Brothers U.S. Fixed-Rate Asset-Backed Securities Index.

The fund rose 4.61% for the year, lagging the 5.86% gain of the Lehman Brothers U.S. Aggregate Index. Most of that underperformance occurred during the first half, with the main drag being its overweighted exposure - mainly through Fidelity Ultra-Short Central Fund - to asset-backed securities (ABS) backed by subprime mortgages. The fund also lost ground from having modest overweightings in lower-rated commercial mortgage-backed securities (CMBS) and in ABS backed by credit card, auto and student loan debt - because they came under pressure in response to worries that problems in the subprime sector might spill over. Given its heightened level of volatility, I eliminated our stake in Ultra-Short Central Fund during the period. And to help the fund deliver results that would correspond to the total return of the index, I reduced some of its modest sector over- and underweightings. On a positive note, an out-of-index exposure to Treasury Inflation-Protected Securities (TIPS) benefited performance - they were among the market's best performers amid strong demand for the relative safety of government-backed securities as well as rising inflation. Advantageous yield-curve positioning - chiefly a slightly more concentrated position in intermediate-maturity bonds - proved beneficial, because they outpaced longer-term bonds, in which I was underweighted. An underweighted position in prime mortgage securities also added value, given that the group lagged the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2008 to August 31, 2008).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period* March 1, 2008 to August 31, 2008
Actual	$ 1,000.00	$ 997.80	$ 1.61
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,023.53	$ 1.63

* Expenses are equal to the Fund's annualized expense ratio of .32%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.
Quality Diversification (% of fund's net assets)
As of August 31, 2008	As of February 29, 2008
U.S. Government and U.S. Government Agency Obligations 77.2%	U.S. Government and U.S. Government Agency Obligations 68.5%
AAA 7.1%	AAA 8.6%
AA 3.5%	AA 4.4%
A 5.9%	A 5.9%
BBB 9.7%	BBB 10.9%
BB and Below 0.4%	BB and Below 0.5%
Not Rated 0.1%	Not Rated 0.2%
Short-Term Investments and Net Other Assets† (3.9)%	Short-Term Investments and Net Other Assets 1.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades. Securities rated BB or below were rated investment grade at the time of acquisition.

Weighted Average Maturity as of August 31, 2008
6 months ago
Years	5.4	5.4

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of August 31, 2008
6 months ago
Years	4.7	4.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of August 31, 2008 *		As of February 29, 2008 **
	Corporate Bonds 19.6%		Corporate Bonds 19.5%
	U.S. Government and U.S. Government Agency Obligations 77.2%		U.S. Government and U.S. Government Agency Obligations 68.5%
	Asset-Backed Securities 0.8%		Asset-Backed Securities 3.0%
	CMOs and Other Mortgage Related Securities 6.2%		CMOs and Other Mortgage Related Securities 7.8%
	Other Investments 0.1%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets† (3.9)%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	4.7%	** Foreign investments	6.1%
* Futures and Swaps	0.7%	** Futures and Swaps	4.1%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

A holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com.

Annual Report

Investments August 31, 2008

Showing Percentage of Net Assets

Nonconvertible Bonds - 9.9%
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - 1.0%
Diversified Consumer Services - 0.1%
President and Fellows of Harvard College 5.625% 10/1/38	$ 7,700	$ 7,541
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp. 6.3% 3/1/38	7,045	6,980
Household Durables - 0.1%
Fortune Brands, Inc. 5.875% 1/15/36	6,806	5,514
Newell Rubbermaid, Inc. 6.25% 4/15/18	2,960	2,678
		8,192
Media - 0.7%
AOL Time Warner, Inc. 7.625% 4/15/31	3,250	3,252
Comcast Corp. 6.45% 3/15/37	10,770	9,933
COX Communications, Inc. 6.45% 12/1/36 (c)	2,735	2,560
News America Holdings, Inc. 7.75% 12/1/45	3,160	3,253
News America, Inc.:
6.15% 3/1/37	3,955	3,578
6.2% 12/15/34	6,115	5,557
Time Warner Cable, Inc.:
5.85% 5/1/17	5,801	5,537
6.75% 7/1/18	11,000	11,105
7.3% 7/1/38	8,000	8,039
Time Warner, Inc. 6.5% 11/15/36	7,160	6,326
Viacom, Inc.:
6.125% 10/5/17	5,420	5,100
6.75% 10/5/37	1,865	1,676
		65,916
TOTAL CONSUMER DISCRETIONARY		88,629
CONSUMER STAPLES - 1.1%
Beverages - 0.1%
Diageo Capital PLC 5.75% 10/23/17	8,827	8,749
Food & Staples Retailing - 0.3%
CVS Caremark Corp.:
6.036% 12/10/28 (c)	5,476	5,055
6.302% 6/1/37 (f)	12,815	10,877
Wal-Mart Stores, Inc. 6.5% 8/15/37	8,275	8,471
		24,403
Food Products - 0.3%
Cargill, Inc. 6.625% 9/15/37 (c)	7,855	7,566
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Kraft Foods, Inc.:
6% 2/11/13	$ 7,895	$ 8,073
6.125% 2/1/18	5,497	5,399
6.875% 2/1/38	11,063	10,823
		31,861
Tobacco - 0.4%
Philip Morris International, Inc.:
4.875% 5/16/13	7,165	7,098
5.65% 5/16/18	6,789	6,679
6.375% 5/16/38	11,480	11,291
Reynolds American, Inc. 7.25% 6/15/37	7,220	7,116
		32,184
TOTAL CONSUMER STAPLES		97,197
ENERGY - 1.2%
Energy Equipment & Services - 0.1%
Weatherford International Ltd. 7% 3/15/38	5,580	5,559
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp. 6.45% 9/15/36	2,675	2,459
Duke Capital LLC 6.75% 2/15/32	2,765	2,588
Duke Energy Field Services 6.45% 11/3/36 (c)	7,000	6,355
Nakilat, Inc. 6.067% 12/31/33 (c)	7,770	6,785
Nexen, Inc.:
5.875% 3/10/35	3,710	3,144
6.4% 5/15/37	12,035	10,795
NGPL PipeCo LLC 6.514% 12/15/12 (c)	4,570	4,636
Pemex Project Funding Master Trust 3.2806% 12/3/12 (c)(f)	2,040	1,989
Petro-Canada:
6.05% 5/15/18	3,650	3,534
6.8% 5/15/38	8,445	8,034
Plains All American Pipeline LP:
6.125% 1/15/17	1,795	1,751
6.65% 1/15/37	2,795	2,526
Ras Laffan Liquid Natural Gas Co. Ltd. III 6.332% 9/30/27 (c)	5,465	4,959
Suncor Energy, Inc.:
6.1% 6/1/18	10,030	9,961
6.85% 6/1/39	9,935	9,949
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
TEPPCO Partners LP:
6.65% 4/15/18	$ 4,513	$ 4,541
7.55% 4/15/38	8,655	8,695
Texas Eastern Transmission LP 6% 9/15/17 (c)	5,636	5,498
Valero Energy Corp. 6.625% 6/15/37	3,620	3,194
		101,393
TOTAL ENERGY		106,952
FINANCIALS - 3.5%
Capital Markets - 0.9%
BlackRock, Inc. 6.25% 9/15/17	8,560	8,407
Goldman Sachs Group, Inc.:
5.625% 1/15/17	7,000	6,338
6.75% 10/1/37	24,510	21,565
JPMorgan Chase Capital XX 6.55% 9/29/36	14,550	11,972
Lehman Brothers Holdings, Inc.:
6.75% 12/28/17	4,080	3,659
6.875% 5/2/18	6,385	5,945
Merrill Lynch & Co., Inc.:
6.15% 4/25/13	3,036	2,877
6.875% 4/25/18	533	491
Morgan Stanley 4.75% 4/1/14	3,500	3,073
Northern Trust Corp. 5.5% 8/15/13	2,325	2,365
UBS AG Stamford Branch:
5.75% 4/25/18	10,000	9,573
5.875% 12/20/17	7,260	7,078
		83,343
Commercial Banks - 0.7%
Bank of America NA:
5.3% 3/15/17	3,500	3,176
6% 10/15/36	2,419	2,089
BB&T Capital Trust IV 6.82% 6/12/77 (f)	3,510	2,736
Credit Suisse First Boston 6% 2/15/18	12,935	12,411
HBOS PLC 6.75% 5/21/18 (c)	10,660	9,628
HSBC Holdings PLC 6.5% 9/15/37	10,000	9,118
Standard Chartered Bank 6.4% 9/26/17 (c)	8,510	8,054
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Bank NA 6.6% 1/15/38	$ 10,000	$ 7,834
Wells Fargo & Co. 5.625% 12/11/17	10,972	10,546
		65,592
Consumer Finance - 0.7%
American Express Co. 8.15% 3/19/38	8,500	8,676
American General Finance Corp. 6.9% 12/15/17	5,465	4,378
General Electric Capital Corp.:
5.625% 9/15/17	5,645	5,517
5.625% 5/1/18	15,000	14,583
6.375% 11/15/67 (f)	9,000	8,243
SLM Corp.:
2.94% 7/27/09 (f)	2,472	2,343
2.96% 7/26/10 (f)	9,378	8,453
4% 1/15/09	2,350	2,332
4.5% 7/26/10	5,430	4,940
		59,465
Diversified Financial Services - 0.2%
Bank of America Corp. 5.75% 12/1/17	4,835	4,510
GlaxoSmithKline Capital, Inc.:
5.65% 5/15/18	5,680	5,696
6.375% 5/15/38	7,218	7,222
International Lease Finance Corp. 5.65% 6/1/14	1,670	1,400
ZFS Finance USA Trust V 6.5% 5/9/67 (c)(f)	4,235	3,648
		22,476
Insurance - 0.3%
American International Group, Inc. 5.85% 1/16/18	9,335	7,860
The Chubb Corp.:
5.75% 5/15/18	4,175	4,006
6.5% 5/15/38	3,510	3,325
The Travelers Companies, Inc. 6.25% 6/15/37	8,350	7,752
		22,943
Real Estate Investment Trusts - 0.5%
AvalonBay Communities, Inc.:
5.5% 1/15/12	5,345	5,236
6.125% 11/1/12	8,625	8,579
Duke Realty LP:
5.4% 8/15/14	4,625	4,237
5.875% 8/15/12	925	910
5.95% 2/15/17	630	580
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Duke Realty LP: - continued
6.25% 5/15/13	$ 6,720	$ 6,627
6.5% 1/15/18	4,915	4,585
Liberty Property LP 5.5% 12/15/16	6,225	5,399
UDR, Inc. 5.5% 4/1/14	6,340	5,977
		42,130
Real Estate Management & Development - 0.1%
ERP Operating LP:
5.375% 8/1/16	2,050	1,826
5.5% 10/1/12	2,965	2,845
5.75% 6/15/17	5,750	5,183
		9,854
Thrifts & Mortgage Finance - 0.1%
Credit Suisse First Boston (New York Branch) 5% 5/15/13	6,056	5,899
TOTAL FINANCIALS		311,702
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
AstraZeneca PLC:
5.9% 9/15/17	4,505	4,679
6.45% 9/15/37	3,250	3,333
		8,012
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.1%
Bombardier, Inc.:
6.3% 5/1/14 (c)	7,655	7,349
7.45% 5/1/34 (c)	1,860	1,776
		9,125
Airlines - 0.1%
Delta Air Lines, Inc. pass-thru trust certificates 7.57% 11/18/10	7,745	7,300
Industrial Conglomerates - 0.2%
Covidien International Finance SA 6.55% 10/15/37	4,250	4,323
General Electric Co. 5.25% 12/6/17	16,450	15,898
		20,221
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - continued
Road & Rail - 0.0%
CSX Corp. 6.25% 4/1/15	$ 2,295	$ 2,249
TOTAL INDUSTRIALS		38,895
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Tyco Electronics Group SA 7.125% 10/1/37	2,475	2,492
MATERIALS - 0.3%
Metals & Mining - 0.3%
Rio Tinto Finance Ltd.:
6.5% 7/15/18	6,755	6,796
7.125% 7/15/28	8,480	8,594
United States Steel Corp. 6.65% 6/1/37	5,515	4,681
Vale Overseas Ltd. 6.25% 1/23/17	7,095	7,097
		27,168
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 6.3% 1/15/38	838	790
BellSouth Capital Funding Corp. 7.875% 2/15/30	3,540	3,812
British Telecommunications PLC 9.125% 12/15/30	4,515	5,320
SBC Communications, Inc.:
6.15% 9/15/34	5,270	4,904
6.45% 6/15/34	11,795	11,270
Sprint Capital Corp. 6.875% 11/15/28	20,117	17,099
Telecom Italia Capital SA 7.2% 7/18/36	9,310	8,561
Telefonica Emisiones SAU 7.045% 6/20/36	2,951	2,997
Verizon Communications, Inc.:
6.1% 4/15/18	5,430	5,416
6.25% 4/1/37	3,121	2,866
6.4% 2/15/38	7,002	6,515
6.9% 4/15/38	6,025	5,966
Verizon Global Funding Corp. 5.85% 9/15/35	3,190	2,800
		78,316
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 6.125% 11/15/37	$ 8,365	$ 7,623
Vodafone Group PLC 6.15% 2/27/37	8,370	7,603
		15,226
TOTAL TELECOMMUNICATION SERVICES		93,542
UTILITIES - 1.2%
Electric Utilities - 0.9%
Commonwealth Edison Co.:
5.4% 12/15/11	4,692	4,743
5.8% 3/15/18	9,945	9,687
Duke Energy Carolinas LLC 5.25% 1/15/18	4,355	4,319
EDP Finance BV 6% 2/2/18 (c)	6,620	6,566
Enel Finance International SA 6.25% 9/15/17 (c)	3,380	3,428
Illinois Power Co. 6.125% 11/15/17	2,955	2,823
Northern States Power Co. 5.25% 3/1/18	10,500	10,373
Pepco Holdings, Inc.:
6.125% 6/1/17	7,000	6,797
7.45% 8/15/32	8,330	8,597
Potomac Electric Power Co. 6.5% 11/15/37	7,536	7,469
PPL Capital Funding, Inc. 6.7% 3/30/67 (f)	3,750	3,160
Tampa Electric Co.:
6.15% 5/15/37	6,260	5,663
6.55% 5/15/36	5,500	5,251
		78,876
Independent Power Producers & Energy Traders - 0.0%
PPL Energy Supply LLC 6.5% 5/1/18	6,485	6,320
Multi-Utilities - 0.3%
MidAmerican Energy Holdings, Co.:
5.75% 4/1/18	3,750	3,719
6.5% 9/15/37	7,605	7,587
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
NiSource Finance Corp.:
5.45% 9/15/20	$ 4,830	$ 4,124
6.8% 1/15/19	10,000	9,726
		25,156
TOTAL UTILITIES		110,352
TOTAL NONCONVERTIBLE BONDS (Cost $927,361)		884,941
U.S. Government and Government Agency Obligations - 31.6%

U.S. Government Agency Obligations - 10.9%
Fannie Mae:
3.625% 2/12/13 (b)	55,295	54,664
5% 10/15/11	100,000	104,053
5% 2/16/12 (b)	99,195	103,158
Freddie Mac:
3.5% 5/29/13 (b)	96,255	93,871
4% 6/12/13	20,038	19,965
4.75% 3/5/12	150,000	154,779
4.875% 6/13/18 (b)	98,230	100,447
5.25% 7/18/11 (b)	295,417	309,230
5.75% 1/15/12 (b)	25,000	26,638
Tennessee Valley Authority 5.375% 4/1/56	5,395	5,534
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1999-A, 5.96% 8/1/09	850	860
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		973,199
U.S. Treasury Obligations - 20.7%
U.S. Treasury Bonds:
6.25% 5/15/30 (b)	176,261	219,858
8% 11/15/21	79,717	109,511
U.S. Treasury Notes:
2.875% 6/30/10 (b)	182,807	184,735
3.125% 11/30/09 (b)	352,875	356,927
3.375% 6/30/13 (b)	564,570	572,509
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
4.75% 8/15/17 (b)	$ 299,160	$ 322,252
5.125% 6/30/11	82,020	87,691
TOTAL U.S. TREASURY OBLIGATIONS		1,853,483
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,800,741)		2,826,682
U.S. Government Agency - Mortgage Securities - 18.1%

Fannie Mae - 17.0%
4.5% 4/1/20 to 4/1/23	51,840	50,486
5% 12/1/17 to 3/1/38	438,665	427,147
5.5% 1/1/33 to 2/1/38 (e)	631,529	625,988
6% 8/1/22 to 3/1/38	347,156	352,956
6.5% 12/1/34 to 5/1/38	40,183	41,493
6.5% 9/1/38 (d)	25,000	25,701
11.5% 8/1/14	2	2
TOTAL FANNIE MAE		1,523,773
Freddie Mac - 1.0%
6% 4/1/32 to 11/1/37	45,125	45,685
6% 9/1/38 (d)	44,000	44,344
11.75% 9/1/13	9	10
TOTAL FREDDIE MAC		90,039
Government National Mortgage Association - 0.1%
6% 11/15/34	8,964	9,148
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,630,207)		1,622,960
Asset-Backed Securities - 0.1%
	Principal Amount (000s)	Value (000s)
ACE Securities Corp. Home Equity Loan Trust Series 2005-SD1 Class A1, 2.8719% 11/25/50 (f)	$ 229	$ 185
Onyx Acceptance Owner Trust Series 2005-B Class A4, 4.34% 5/15/12	4,220	3,906
TOTAL ASSET-BACKED SECURITIES (Cost $4,448)		4,091
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.1%
Chase Mortgage Finance Trust Series 2007-A1 Class 1A5, 4.3742% 2/25/37 (f)	1,855	1,753
Credit Suisse First Boston Mortgage Securities Corp. floater Series 2007-AR7 Class 2A1, 4.5993% 11/25/34 (f)	2,551	2,373
Provident Funding Mortgage Loan Trust Series 2005-2 Class 3A, 4.7027% 10/25/35 (f)	4,015	3,701
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR12 Class 2A6, 4.3173% 7/25/35 (f)	722	659
Series 2005-AR3 Class 2A1, 4.2121% 3/25/35 (f)	1,325	1,211
TOTAL PRIVATE SPONSOR		9,697
U.S. Government Agency - 0.1%
Fannie Mae subordinate REMIC pass-thru certificates planned amortization class:
Series 2001-68 Class QZ, 5.5% 12/25/16	5,982	6,107
Series 2002-9 Class PC, 6% 3/25/17	900	928
TOTAL U.S. GOVERNMENT AGENCY		7,035
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,201)		16,732
Commercial Mortgage Securities - 1.2%

Banc of America Commercial Mortgage, Inc. sequential payer Series 2007-1 Class A2, 5.381% 1/15/49	3,810	3,669
Citigroup Commercial Mortgage Trust:
sequential payer Series 2006-C5 Class A4, 5.431% 10/15/49	9,390	8,579
Series 2007-C6 Class A1, 5.622% 12/10/49 (f)	12,372	12,152
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (000s)
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4 Class A2A, 5.237% 12/11/49	$ 5,000	$ 4,823
Credit Suisse Commercial Mortgage Trust sequential payer Series 2007-C2 Class A2, 5.448% 1/15/49 (f)	9,580	9,255
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1 Class C, 6.78% 5/17/40	3,452	3,479
Series 2004-C1 Class ASP, 0.6687% 1/15/37 (c)(f)(h)	47,922	1,000
GS Mortgage Securities Trust sequential payer Series 2007-GG10 Class A4, 5.7992% 8/10/45 (f)	5,000	4,582
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FLA2 Class A2, 2.5969% 11/15/18 (c)(f)	5,000	4,300
Series 2005-LDP3 Class A3, 4.959% 8/15/42	10,105	9,755
LB Commercial Conduit Mortgage Trust sequential payer Series 1999-C1 Class A2, 6.78% 6/15/31	4,157	4,183
LB-UBS Commercial Mortgage Trust sequential payer:
Series 2006-C7 Class A1, 5.279% 11/15/38	1,610	1,596
Series 2007-C1 Class A3, 5.398% 2/15/40	5,000	4,633
Series 2007-C6 Class A2, 5.845% 7/15/40	5,000	4,864
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A2, 5.112% 12/12/49 (f)	995	962
Morgan Stanley Capital I Trust:
sequential payer:
Series 2007-IQ13 Class A4, 5.364% 3/15/44	5,000	4,433
Series 2007-T25 Class A2, 5.507% 11/12/49	1,445	1,359
Series 2007-HQ12 Class A2, 5.6325% 4/12/49 (f)	12,215	11,824
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 2007-C32 Class A2, 5.7357% 6/15/49 (f)	8,100	7,854
Series 2006-C23 Class A5, 5.416% 1/15/45 (f)	7,395	6,794
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $112,936)		110,096
Fixed-Income Funds - 34.5%
	Shares	Value (000s)
Fidelity Commercial Mortgage-Backed Securities Central Fund (g)	4,943,783	$ 439,008
Fidelity Corporate Bond 1-10 Year Central Fund (g)	9,900,019	954,065
Fidelity Mortgage Backed Securities Central Fund (g)	17,277,504	1,695,961
TOTAL FIXED-INCOME FUNDS (Cost $3,219,609)		3,089,034
Cash Equivalents - 29.4%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at:
2.12%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) #	$ 508,386	508,266
2.14%, dated 8/29/08 due 9/2/08 (Collateralized by U.S. Government Obligations) # (a)	2,126,434	2,125,929
TOTAL CASH EQUIVALENTS (Cost $2,634,195)		2,634,195
TOTAL INVESTMENT PORTFOLIO - 125.0% (Cost $11,346,698)		11,188,731
NET OTHER ASSETS - (25.0)%		(2,234,704)
NET ASSETS - 100%		$ 8,954,027
Swap Agreements
	Expiration Date	Notional Amount (000s)
Credit Default Swaps
Receive from Citibank upon credit event of Bristol-Myers Squibb Co., par value of the notional amount of Bristol-Myers Squibb Co. 5.25% 8/15/13, and pay quarterly notional amount multiplied by .32%	Sept. 2017	$ 2,300	14
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	3,740	33
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swaps - continued
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.18%	March 2013	$ 3,740	$ 33
Receive from Goldman Sachs upon credit event of CSX Corp., par value of the notional amount of CSX Corp. 5.30% 2/15/14, and pay quarterly notional amount multiplied by 1.19%	March 2018	3,300	103
TOTAL CREDIT DEFAULT SWAPS		13,080	183
Interest Rate Swaps
Receive semi-annually a fixed rate equal to 5.556% and pay quarterly a floating rate based on 3-month LIBOR with JPMorgan Chase, Inc.	June 2012	25,000	1,662
		$ 38,080	$ 1,845
Legend
(a) Includes investment made with cash collateral received from securities on loan.
(b) Security or a portion of the security is on loan at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $91,152,000 or 1.0% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) A portion of the security is subject to a forward commitment to sell.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's web site at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$508,266,000 due 9/02/08 at 2.12%
ABN AMRO Bank N.V., New York Branch	$ 14,729
Banc of America Securities LLC	39,819
Bank of America, NA	147,294
Barclays Capital, Inc.	265,129
Greenwich Capital Markets, Inc.	14,729
ING Financial Markets LLC	19,200
RBC Capital Markets Corp.	7,366
$ 508,266
$2,125,929,000 due 9/02/08 at 2.14%
Banc of America Securities LLC	$ 676,157
Bank of America, NA	1,449,772
$ 2,125,929
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 3,647
Fidelity Commercial Mortgage-Backed Securities Central Fund	24,628
Fidelity Corporate Bond 1-10 Year Central Fund	56,841
Fidelity Mortgage Backed Securities Central Fund	88,169
Fidelity Ultra-Short Central Fund	17,928
Total	$ 191,213
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity 1-3 Year Duration Securitized Bond Central Fund	$ 142,068	$ 8,440	$ 140,546	$ -	0.0%
Fidelity Commercial Mortgage-Backed Securities Central Fund	480,949	74,730	74,734	439,008	12.7%
Fidelity Corporate Bond 1-10 Year Central Fund	1,018,745	171,630	209,026	954,065	12.1%
Fidelity Mortgage Backed Securities Central Fund	1,483,795	367,129	149,617	1,695,961	18.9%
Fidelity Ultra-Short Central Fund	728,119	230,803	881,220	-	0.0%
Total	$ 3,853,676	$ 852,732	$ 1,455,143	$ 3,089,034
Income Tax Information

At August 31, 2008, the fund had a capital loss carryforward of approximately $65,897,000 of which $10,950,000, $39,864,000, $1,806,000 and $13,277,000 will expire on August 31, 2013, 2014, 2015 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	August 31, 2008

Assets
Investment in securities, at value (including securities loaned of $2,071,389 and repurchase agreements of $2,634,195) - See accompanying schedule: Unaffiliated issuers (cost $8,127,089)	$ 8,099,697
Fidelity Central Funds (cost $3,219,609)	3,089,034
Total Investments (cost $11,346,698)		$ 11,188,731
Commitment to sell securities on a delayed delivery basis	(92,779)
Receivable for securities sold on a delayed delivery basis	92,795	16
Receivable for investments sold, regular delivery		547
Cash		1
Receivable for fund shares sold		13,948
Interest receivable		47,641
Distributions receivable from Fidelity Central Funds		14,110
Unrealized appreciation on swap agreements		1,845
Prepaid expenses		7
Receivable from investment adviser for expense reductions		1,168
Other receivables		1
Total assets		11,268,015

Liabilities
Payable for investments purchased Regular delivery	$ 107,665
Delayed delivery	69,642
Payable for fund shares redeemed	5,994
Distributions payable	795
Accrued management fee	2,361
Other affiliated payables	1,163
Other payables and accrued expenses	439
Collateral on securities loaned, at value	2,125,929
Total liabilities		2,313,988

Net Assets		$ 8,954,027
Net Assets consist of:
Paid in capital		$ 9,135,003
Undistributed net investment income		8,174
Accumulated undistributed net realized gain (loss) on investments		(33,044)
Net unrealized appreciation (depreciation) on investments		(156,106)
Net Assets, for 834,226 shares outstanding		$ 8,954,027
Net Asset Value, offering price and redemption price per share ($8,954,027 ÷ 834,226 shares)		$ 10.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended August 31, 2008

Investment Income
Interest		$ 233,353
Income from Fidelity Central Funds		191,213
Total income		424,566

Expenses
Management fee	$ 27,411
Transfer agent fees	12,376
Accounting and security lending fees	1,088
Custodian fees and expenses	91
Independent trustees' compensation	35
Registration fees	209
Audit	117
Legal	34
Miscellaneous	37
Total expenses before reductions	41,398
Expense reductions	(14,409)	26,989
Net investment income		397,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	146,809
Fidelity Central Funds	(138,402)
Swap agreements	23,158
Total net realized gain (loss)		31,565
Change in net unrealized appreciation (depreciation) on: Investment securities	(63,037)
Swap agreements	(4,592)
Delayed delivery commitments	16
Total change in net unrealized appreciation (depreciation)		(67,613)
Net gain (loss)		(36,048)
Net increase (decrease) in net assets resulting from operations		$ 361,529

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2008	Year ended August 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 397,577	$ 339,316
Net realized gain (loss)	31,565	(20,529)
Change in net unrealized appreciation (depreciation)	(67,613)	(34,136)
Net increase (decrease) in net assets resulting from operations	361,529	284,651
Distributions to shareholders from net investment income	(409,643)	(328,193)
Share transactions Proceeds from sales of shares	3,982,046	3,086,168
Reinvestment of distributions	399,552	320,134
Cost of shares redeemed	(3,066,074)	(1,804,868)
Net increase (decrease) in net assets resulting from share transactions	1,315,524	1,601,434
Total increase (decrease) in net assets	1,267,410	1,557,892

Net Assets
Beginning of period	7,686,617	6,128,725
End of period (including undistributed net investment income of $8,174 and undistributed net investment income of $19,038, respectively)	$ 8,954,027	$ 7,686,617
Other Information Shares
Sold	366,236	284,801
Issued in reinvestment of distributions	36,812	29,526
Redeemed	(283,011)	(166,749)
Net increase (decrease)	120,037	147,578

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended August 31,

2008

2007

2006G

2006K

2005K

2004J

Selected Per-Share Data
Net asset value, beginning of period	$ 10.76	$ 10.82	$ 10.87	$ 11.08	$ 11.33	$ 11.36
Income from Investment Operations
Net investment incomeD	.503	.537	.266	.473	.415	.413
Net realized and unrealized gain (loss)	(.012)	(.078)	(.067)	(.183)	(.145)	.153
Total from investment operations	.491	.459	.199	.290	.270	.566
Distributions from net investment income	(.521)	(.519)	(.249)	(.460)	(.420)	(.416)
Distributions from net realized gain	-	-	-	(.040)	(.100)	(.180)
Total distributions	(.521)	(.519)	(.249)	(.500)	(.520)	(.596)
Net asset value, end of period	$ 10.73	$ 10.76	$ 10.82	$ 10.87	$ 11.08	$ 11.33
Total ReturnB, C	4.61%	4.31%	1.89%	2.67%	2.46%	5.14%
Ratios to Average Net AssetsE, H
Expenses before reductions	.48%	.49%	.50% A	.51%	.53%	.49%
Expenses net of fee waivers, if any	.32%	.32%	.32%A	.32%	.32%	.32%
Expenses net of all reductions	.32%	.31%	.31%A	.31%	.32%	.32%
Net investment income	4.64%	4.96%	4.94%A	4.31%	3.73%	3.65%
Supplemental Data
Net assets, end of period (in millions)	$ 8,954	$ 7,687	$ 6,129	$ 5,784	$ 5,382	$ 4,878
Portfolio turnover rateF	151%	174%I	82%A	108%	160%	217%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the six month period ended August 31. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J For the year ended February 29.

K For the period ended February 28.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended August 31, 2008

(Amounts in thousands except ratios)

1. Organization.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Fixed-Income Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity 1-3 Year Duration Securitized Bond Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade securitized debt securities and repurchase agreements for those securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Commercial Mortgage-Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade commercial mortgage-backed securities and repurchase agreements for those securities.	Repurchase Agreements Restricted Securities Swap Agreements
Fidelity Corporate Bond 1-10 Year Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swap Agreements

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Mortgage Dollar Rolls Repurchase Agreements Swap Agreements
Fidelity Ultra-Short Central Fund	FIMM	Seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment-grade debt securities.	Futures Repurchase Agreements Restricted Securities Swap Agreements

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 pm Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service (IRS).

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 60,938
Unrealized depreciation	(158,859)
Net unrealized appreciation (depreciation)	(97,921)
Undistributed ordinary income	8,106
Capital loss carryforward	(65,897)

Cost for federal income tax purposes	$ 11,286,652

The tax character of distributions paid was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income	$ 409,643	$ 328,193

New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and results in expanded disclosures about fair value measurements.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund. Credit default swaps involve the exchange of a fixed rate premium for protection against

Annual Report

4. Operating Policies - continued

Swap Agreements - continued

the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities, realizing a gain or loss, and simultaneously agrees to repurchase substantially similar securities at a future date. In addition, the Fund may enter into reverse dollar rolls in which the Fund purchases and simultaneously agrees to sell substantially similar securities at a future date. During the period between the sale and repurchase in a dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments of the Fund. During the period between the purchase and subsequent sale in a reverse dollar roll transaction, the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

5. Purchases and Sales of Investments.

Purchases and sales of securities(including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $1,782,524 and $1,770,544, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

Annual Report

8. Security Lending - continued

Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $6,640.

9. Expense Reductions.

FMR contractually agreed to waive expenses of the Fund to the extent annual operating expenses exceeded .32% of average net assets. This waiver will remain in place indefinitely and cannot be changed without approval of the Fund's Board of Trustees. Some expenses, for example interest expense, including commitment fees, are excluded from this waiver. During the period this waiver reduced the Fund's expenses by $13,980.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $15 and $414, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.

The Fund invests a portion of its assets, directly or indirectly, in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on structured securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of certain issuers of the Fund.

Subsequent to period end, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During this period, the Fund had outstanding securities trades and other transactions with counterparties affiliated with LBHI, which may include interest rate and credit default swap

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

11. Credit Risk - continued

agreements, and commitments to purchase securities on a delayed delivery or when-issued basis. As a result of these events, LBHI's affiliates are unable to fulfill their commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to these events is immaterial.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Fixed-Income Trust and the Shareholders of Fidelity U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity U.S. Bond Index Fund (a fund of Fidelity Fixed-Income Trust) at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity U.S. Bond Index Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 23, 2008

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 158 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 376 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (66)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

George H. Heilmeier (72)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology), Compaq, Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (69)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Fixed-Income Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

John R. Hebble (50)

Year of Election or Appointment: 2008

President and Treasurer of U.S. Bond Index. Mr. Hebble also serves as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2003-present). Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds.

Boyce I. Greer (52)

Year of Election or Appointment: 2006

Vice President of U.S. Bond Index. Mr. Greer also serves as Vice President of Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-
present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (54)

Year of Election or Appointment: 2008

Vice President of U.S. Bond Index. Mr. Churchill also serves as Vice President of Fidelity's Bond Funds (2008-present). Mr. Churchill is Executive Vice President of FMR (2005-present), FMR Co., Inc. (2005-present) and Fidelity Investments Money Management, Inc. (2008-present). Previously, Mr. Churchill served as Senior Vice President of FMR (1997-2005) and Senior Vice President of Fidelity Investments Money Management, Inc. (2000-2006).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of U.S. Bond Index. Mr. Goebel also serves as Secretary and CLO of other Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-
present); and Deputy General Counsel of FMR LLC. Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Nancy D. Prior (41)

Year of Election or Appointment: 2008

Assistant Secretary of U.S. Bond Index. Ms. Prior also serves as Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2002-present).

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of U.S. Bond Index. Ms. Laurent also serves as AML Officer of other Fidelity funds (2008-present) and is an employee of FMR LLC. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (49)

Year of Election or Appointment: 2008

Chief Financial Officer of U.S. Bond Index. Ms. Reynolds also serves as Chief Financial Officer of other Fidelity funds (2008-present). Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Michael H. Whitaker (41)

Year of Election or Appointment: 2008

Chief Compliance Officer of U.S. Bond Index. Mr. Whitaker also serves as Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of FMR (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of U.S. Bond Index. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer of U.S. Bond Index. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-
2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer of U.S. Bond Index. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004-present) and is an employee of FMR.
Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of U.S. Bond Index. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of U.S. Bond Index. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

A total of 4.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $347,499,780 of distributions paid during the period January 1, 2008 to August 31, 2008 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Bond Index Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its June 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity U.S. Bond Index Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown, but considered that, unlike the benchmark, the fund has fees and transaction costs. The Board discussed with FMR actions that may be taken by FMR to improve the fund's below-benchmark performance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is narrower than the Lipper peer group used by the Board for performance comparisons. The Board considered that, for the 2007 management fee comparison shown in the chart below, FMR created a mapped group comprising only those funds that Lipper identifies as "pure index" funds, and that FMR considers this smaller universe of funds to be a more meaningful comparison than a universe comprising primarily actively managed funds. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 62% means that 38% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity U.S. Bond Index Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and above the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked above its competitive median for 2007. The Board considered that FMR contractually caps total expenses for the fund at the same level as the management fee.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures; (vi) the funds' sub-advisory arrangements; and (vii) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

UBI-UANN-1008
1.790916.105

Item 2. Code of Ethics

As of the end of the period, August 31, 2008, Fidelity Fixed-Income Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund (the "Funds"):

Services Billed by PwC

August 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Investment Grade Bond Fund	$ 133,000	$ -	$ 5,100	$ 7,500
Fidelity Short-Term Bond Fund	$ 131,000	$ -	$ 5,100	$ 5,200
Fidelity U.S. Bond Index Fund	$ 106,000	$ -	$ 5,100	$ 4,800

August 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Investment Grade Bond Fund	$ 103,000	$ -	$ 2,900	$ 8,300
Fidelity Short-Term Bond Fund	$ 103,000	$ -	$ 2,900	$ 5,600
Fidelity U.S. Bond Index Fund	$ 71,000	$ -	$ 2,900	$ 3,600

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Intermediate Bond Fund (the "Fund"):

Services Billed by Deloitte Entities

August 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Intermediate Bond Fund	$ 156,000	$ -	$ 5,600	$ -

August 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Intermediate Bond Fund	$ 106,000	$ -	$ 5,200	$ -

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	August 31, 2008A	August 31, 2007A
Audit-Related Fees	$ 1,295,000	$ -
Tax Fees	$ -	$ -
All Other Fees	$ 185,000	$ 275,000

A Amounts may reflect rounding.

Services Billed by Deloitte Entities

	August 31, 2008A	August 31, 2007A
Audit-Related Fees	$ 410,000	$ -
Tax Fees	$ -	$ -
All Other Fees	$ -	$ -B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	August 31, 2008 A	August 31, 2007 A
PwC	$2,485,000	$1,410,000
Deloitte Entities	$1,075,000	$400,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Fixed-Income Trust

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	October 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/John R. Hebble
John R. Hebble
President and Treasurer

Date:	October 29, 2008
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	October 29, 2008